UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Annual Report
December 31, 2022

Contents

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	-2.84%	-1.12%

A     From August 13, 2021

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund, on August 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index performed over the same period.

10,250
10,200
10,100
10,000
9,900
9,800
$9,700
2021
2022

Period Ending Values

$9,870 BBg US TIPS 0-5 Years

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This represented the fastest-ever pace of monetary tightening and helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -2.84%, roughly in line, net of fees, with the -2.74% return of the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index. We attempt to hold all positions held by the index in the same relative proportions. During the 12-month period, the Federal Reserve aggressively hiked short-term policy interest rates, with the aim of bringing down persistently high inflation. Year-over-year inflation peaked at 9.1% in June, the largest 12-month increase since 1981, and remained elevated before ending October at about 8%. Even with inflation soaring to a multi-decade high, TIPS prices tumbled along with the rest of the bond market as interest rates rose, largely because their prices fell more than the upward inflation-adjustment made to their principal. In all, the Fed raised its policy rate seven times in 2022, totaling 4.25 percentage points, prompting investors to sell bonds, including both traditional (nominal) and inflation-protected Treasuries throughout most of the first nine months of the year. TIPS staged a partial rebound in October and November - as inflation moderated and some investors began to expect the Fed would stop raising interest rates in early 2023 - before falling back a bit in December. For the full year, TIPS posted their worst annual return since they were created in the 1990s, suffering losses only slightly smaller than those incurred by comparable-duration nominal Treasuries. Shorter-term TIPs outpaced their longer-term counterparts, which were especially sensitive when bond yields rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Investment Summary December 31, 2022 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	90.6
1 - 1.99%	2.1
2 - 2.99%	6.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Inflation Protected Securities - 99.6%

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 99.6%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	109,206,371	109,072,311
2.375% 1/15/25	195,096,854	195,241,350
2.375% 1/15/27	125,520,934	128,045,541
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	387,822,133	387,221,468
0.125% 7/15/24	382,249,139	369,877,387
0.125% 10/15/24	291,772,416	280,950,999
0.125% 4/15/25	217,802,691	207,557,432
0.125% 10/15/25	408,338,589	388,065,040
0.125% 4/15/26	262,647,000	246,934,985
0.125% 7/15/26	402,242,848	379,057,722
0.125% 10/15/26	353,126,498	331,028,281
0.125% 4/15/27	459,555,992	428,332,357
0.25% 1/15/25	430,751,716	413,159,225
0.375% 7/15/23	418,951,921	413,891,945
0.375% 7/15/25	303,890,076	291,848,096
0.375% 1/15/27	308,844,458	291,271,089
0.375% 7/15/27	419,633,102	395,548,966
0.5% 4/15/24	221,340,249	215,209,282
0.625% 4/15/23	337,222,833	333,698,382
0.625% 1/15/24	443,437,094	433,948,244
0.625% 1/15/26	114,633,002	110,037,883
1.625% 10/15/27	136,114,506	135,982,068
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $6,929,684,208)		6,485,980,053

Money Market Funds - 0.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b) (Cost $44,118,348)	44,109,526	44,118,348

TOTAL INVESTMENT IN SECURITIES - 100.3% (Cost $6,973,802,556)	6,530,098,401
NET OTHER ASSETS (LIABILITIES) - (0.3)%	(22,648,375)
NET ASSETS - 100.0%	6,507,450,026

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	25,579,301	2,071,174,715	2,052,635,668	1,159,567	-	-	44,118,348	0.1%
Total	25,579,301	2,071,174,715	2,052,635,668	1,159,567	-	-	44,118,348

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	6,485,980,053	-	6,485,980,053	-

Money Market Funds	44,118,348	44,118,348	-	-
Total Investments in Securities:	6,530,098,401	44,118,348	6,485,980,053	-
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $6,929,684,208)		6,485,980,053
Fidelity Central Funds (cost $44,118,348)		44,118,348

Total Investment in Securities (cost $6,973,802,556)			$6,530,098,401
Receivable for investments sold			106,698,657
Receivable for fund shares sold			11,697,138
Interest receivable			11,377,454
Distributions receivable from Fidelity Central Funds			286,328
Total assets			6,660,157,978
Liabilities
Payable for investments purchased		$116,066,926
Payable for fund shares redeemed		36,632,650
Other payables and accrued expenses		8,376
Total Liabilities			152,707,952
Net Assets			$6,507,450,026
Net Assets consist of:
Paid in capital			$7,022,102,033
Total accumulated earnings (loss)			(514,652,007)
Net Assets			$6,507,450,026
Net Asset Value , offering price and redemption price per share ($6,507,450,026 ÷ 701,048,062 shares)			$9.28

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$324,250,894
Income from Fidelity Central Funds		1,159,567
Total Income		325,410,461
Expenses
Custodian fees and expenses	23,655
Independent trustees' fees and expenses	18,726
Total expenses before reductions	42,381
Expense reductions	(8,703)
Total expenses after reductions		33,678
Net Investment income (loss)		325,376,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(74,330,381)
Total net realized gain (loss)		(74,330,381)
Change in net unrealized appreciation (depreciation) on investment securities		(438,607,987)
Net gain (loss)		(512,938,368)
Net increase (decrease) in net assets resulting from operations		$(187,561,585)
Statement of Changes in Net Assets

	Year ended December 31, 2022	For the period August 13, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$325,376,783	$23,413,586
Net realized gain (loss)	(74,330,381)	68,661
Change in net unrealized appreciation (depreciation)	(438,607,987)	(5,096,168)
Net increase (decrease) in net assets resulting from operations	(187,561,585)	18,386,079
Distributions to shareholders	(321,403,836)	(24,077,069)
Distributions to shareholders from tax return of capital	(7,063,045)	(3,584,592)
Total Distributions	(328,466,881)	(27,661,661)
Share transactions
Proceeds from sales of shares	5,984,686,737	5,237,160,550
Reinvestment of distributions	328,466,347	27,661,661
Cost of shares redeemed	(3,489,663,060)	(1,055,558,161)
Net increase (decrease) in net assets resulting from share transactions	2,823,490,024	4,209,264,050
Total increase (decrease) in net assets	2,307,461,558	4,199,988,468

Net Assets
Beginning of period	4,199,988,468	-
End of period	$6,507,450,026	$4,199,988,468

Other Information
Shares
Sold	600,008,830	519,739,470
Issued in reinvestment of distributions	35,243,170	2,768,935
Redeemed	(352,053,102)	(104,659,241)
Net increase (decrease)	283,198,898	417,849,164

Financial Highlights
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.05	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.531	.127
Net realized and unrealized gain (loss)	(.814)	.005 D
Total from investment operations	(.283)	.132
Distributions from net investment income	(.477)	(.071)
Tax return of capital	(.010)	(.011)
Total distributions	(.487)	(.082)
Net asset value, end of period	$9.28	$10.05
Total Return E,F	(2.84)%	1.33%
Ratios to Average Net Assets C,G,H
Expenses before reductions I	-%	-% J
Expenses net of fee waivers, if any I	-%	-% J
Expenses net of all reductions I	-%	-% J
Net investment income (loss)	5.38%	3.33% J
Supplemental Data
Net assets, end of period (000 omitted)	$6,507,450	$4,199,988
Portfolio turnover rate K,L	21%	33%

A For the period August 13, 2021 (commencement of operations) through December 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount represents less than .005%.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Portfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	-19.04%	-12.79%

A     From August 13, 2021

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund, on August 13, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US Treasury Inflation-Protected Securities (TIPS) 5+ Years Index performed over the same period.

10,500
10,000
9,500
9,000
8,500
$8,000
2021
2022

Period Ending Values

$8,308 BBg US TIPS 5+ Years

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -19.04%, slightly trailing, net of fees, the -18.79% return of the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 5+ Year Index. We attempt to hold all positions held by the index in the same relative proportions. This past year, the fund's performance versus the benchmark was hurt by "pricing basis." On December 30, 2022, the fund was priced at 4 p.m. Eastern Standard Time, while the benchmark was priced at 1:00 p.m. EST. This time difference accounted for most of the variance between the respective results. During the 12-month period, the Federal Reserve aggressively hiked short-term policy interest rates, with the aim of bringing down persistently high inflation. Year-over-year inflation peaked at 9.1% in June, the largest 12-month increase since 1981, and remained elevated before ending October at about 8%. Even with inflation soaring to a multi-decade high, TIPS prices tumbled along with the rest of the bond market as interest rates rose, largely because their prices fell more than the upward inflation-adjustment made to their principal. In all, the Fed raised its policy rate seven times in 2022, totaling 4.25 percentage points, prompting investors to sell bonds, including both traditional (nominal) and inflation-protected Treasuries throughout most of the first nine months of the year. TIPS staged a partial rebound in October and November - as inflation moderated and some investors began to expect the Fed would stop raising interest rates in early 2023 - before falling back a bit in December. For the full year, TIPS posted their worst annual return since they were created in the 1990s, suffering losses only slightly smaller than those incurred by comparable-duration nominal Treasuries. Shorter-term TIPs outpaced their longer-term counterparts, which were especially sensitive when bond yields rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Investment Summary December 31, 2022 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	76.7
1 - 1.99%	10.5
2 - 2.99%	5.2
3 - 3.99%	7.5
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Inflation Protected Securities - 99.7%

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 99.7%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	270,889,435	174,680,227
0.125% 2/15/52	230,487,262	149,463,003
0.25% 2/15/50	219,575,466	148,244,161
0.625% 2/15/43	197,537,219	159,506,317
0.75% 2/15/42	381,819,459	319,832,493
0.75% 2/15/45	301,751,561	244,249,360
0.875% 2/15/47	228,478,169	187,480,455
1% 2/15/46	225,396,536	191,596,655
1% 2/15/48	134,307,856	113,149,646
1% 2/15/49	149,856,585	125,378,239
1.375% 2/15/44	283,252,509	263,251,886
1.75% 1/15/28	202,825,035	202,729,167
2.125% 2/15/40	105,255,450	111,479,132
2.125% 2/15/41	165,420,989	174,864,769
2.375% 1/15/27	122,802	125,272
2.5% 1/15/29	155,071,690	161,724,809
3.375% 4/15/32	126,397,319	144,427,965
3.625% 4/15/28	222,246,438	242,260,851
3.875% 4/15/29	224,347,415	252,146,604
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30	510,870,532	459,075,053
0.125% 7/15/30	591,385,135	529,746,919
0.125% 1/15/31	625,505,753	555,781,875
0.125% 7/15/31	600,232,974	530,651,987
0.125% 1/15/32	672,800,307	589,659,155
0.25% 7/15/29	532,951,540	488,073,464
0.375% 1/15/27	47,621	44,911
0.375% 7/15/27	718,536	677,297
0.5% 1/15/28	513,118,842	482,616,432
0.625% 7/15/32	693,879,285	635,952,243
0.75% 7/15/28	550,275,283	524,305,032
0.875% 1/15/29	411,467,244	392,115,114
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $10,525,819,961)		8,555,290,493

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (b) (Cost $10,966,988)	10,964,795	10,966,988

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $10,536,786,949)	8,566,257,481
NET OTHER ASSETS (LIABILITIES) - 0.2%	18,030,658
NET ASSETS - 100.0%	8,584,288,139

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	7,435	543,088,082	532,128,529	128,612	-	-	10,966,988	0.0%
Total	7,435	543,088,082	532,128,529	128,612	-	-	10,966,988

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	8,555,290,493	-	8,555,290,493	-

Money Market Funds	10,966,988	10,966,988	-	-
Total Investments in Securities:	8,566,257,481	10,966,988	8,555,290,493	-
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $10,525,819,961)		8,555,290,493
Fidelity Central Funds (cost $10,966,988)		10,966,988

Total Investment in Securities (cost $10,536,786,949)			$8,566,257,481
Receivable for investments sold			8,023,039
Receivable for fund shares sold			16,825,356
Interest receivable			26,237,680
Distributions receivable from Fidelity Central Funds			21,886
Total assets			8,617,365,442
Liabilities
Payable for fund shares redeemed		33,066,385
Other payables and accrued expenses		10,918
Total Liabilities			33,077,303
Net Assets			$8,584,288,139
Net Assets consist of:
Paid in capital			$10,754,699,425
Total accumulated earnings (loss)			(2,170,411,286)
Net Assets			$8,584,288,139
Net Asset Value , offering price and redemption price per share ($8,584,288,139 ÷ 1,114,325,933 shares)			$7.70

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$539,776,203
Income from Fidelity Central Funds		128,612
Total Income		539,904,815
Expenses
Custodian fees and expenses	32,258
Independent trustees' fees and expenses	25,640
Interest	985
Total expenses before reductions	58,883
Expense reductions	(881)
Total expenses after reductions		58,002
Net Investment income (loss)		539,846,813
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(201,908,106)
Total net realized gain (loss)		(201,908,106)
Change in net unrealized appreciation (depreciation) on investment securities		(2,017,121,699)
Net gain (loss)		(2,219,029,805)
Net increase (decrease) in net assets resulting from operations		$(1,679,182,992)
Statement of Changes in Net Assets

	Year ended December 31, 2022	For the period August 13, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$539,846,813	$45,631,074
Net realized gain (loss)	(201,908,106)	(477,904)
Change in net unrealized appreciation (depreciation)	(2,017,121,699)	46,592,231
Net increase (decrease) in net assets resulting from operations	(1,679,182,992)	91,745,401
Distributions to shareholders	(540,451,982)	(47,103,637)
Share transactions
Proceeds from sales of shares	5,669,086,598	7,482,341,659
Reinvestment of distributions	540,451,919	47,103,637
Cost of shares redeemed	(2,623,869,524)	(355,832,940)
Net increase (decrease) in net assets resulting from share transactions	3,585,668,993	7,173,612,356
Total increase (decrease) in net assets	1,366,034,019	7,218,254,120

Net Assets
Beginning of period	7,218,254,120	-
End of period	$8,584,288,139	$7,218,254,120

Other Information
Shares
Sold	617,190,370	743,342,521
Issued in reinvestment of distributions	68,307,939	4,734,034
Redeemed	(283,952,822)	(35,296,109)
Net increase (decrease)	401,545,487	712,780,446

Financial Highlights
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Years ended December 31,	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$10.13	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.579	.158
Net realized and unrealized gain (loss)	(2.494)	.061
Total from investment operations	(1.915)	.219
Distributions from net investment income	(.514)	(.089)
Distributions from net realized gain	(.001)	-
Total distributions	(.515)	(.089)
Net asset value, end of period	$7.70	$10.13
Total Return D,E	(19.04)%	2.21%
Ratios to Average Net Assets C,F,G
Expenses before reductions H	-%	-% I
Expenses net of fee waivers, if any H	-%	-% I
Expenses net of all reductions H	-%	-% I
Net investment income (loss)	6.57%	4.16% I
Supplemental Data
Net assets, end of period (000 omitted)	$8,584,288	$7,218,254
Portfolio turnover rate J,K	31%	31%

A For the period August 13, 2021 (commencement of operations) through December 31, 2021.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount represents less than .005%.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.   Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   tax return of capital distribution, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$6,982,970,346	$-	$(452,871,945)	$(452,871,945)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	10,574,833,389	2,033,871	(2,010,609,779)	(2,008,575,908)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$(61,780,061)	$(452,871,945)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	(161,835,378)	(2,008,575,908)

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$(61,780,061)	$-	$(61,780,061)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	(159,114,575)	(2,720,803)	(161,835,378)

For the period ended December 31, 2022, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

December 31, 2022
	Ordinary Income	Tax Return of Capital	Total
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$321,403,836	$7,063,045	$328,466,881
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	540,451,982	-	540,451,982

December 31, 2021
	Ordinary Income	Tax Return of Capital	Total
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$24,077,069	$3,584,592	$27,661,661
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	47,103,637	-	47,103,637

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund had no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	Borrower	$29,921,500.32%		$985

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   During the period, there were no interfund trades.

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	168,043,611	1,682,449,262
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	121,238,925	1,140,434,136

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	333,742,519	3,362,635,876
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	333,474,551	3,349,047,218
5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$8,703
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	881
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (two of the funds constituting Fidelity Salem Street Trust, hereafter collectively referred to as the "Funds") as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2022 and for the period August 13, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets and each of the financial highlights for the year ended December 31, 2022 and for the period August 13, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 295 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund	-%- D
Actual		$ 1,000	$ 985.40	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund	-%- D
Actual		$ 1,000	$ 953.50	$- E
Hypothetical- B		$ 1,000	$ 1,025.21	$- E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	99.64%
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	99.83%
The funds hereby designate the amounts noted below as distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$23,377,608
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$45,582,950

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of each fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered each fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the funds. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance . The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed each fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the funds are designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered that each fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, 529 plans and collective investment trusts that invest in each fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of each fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2025

Based on its review, the Board considered that each fund does not pay a management fee and concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund were not relevant to the renewal of the Advisory Contracts because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund, with limited exceptions.

Economies of Scale . The Board concluded that because each fund pays no advisory fees and FMR or an affiliate bears all expenses of each fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew each fund's Advisory Contracts.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that each fund's Advisory Contracts should be renewed.

1.9901939.101
SYI-ANN-0323
Fidelity® SAI Municipal Income Fund

Annual Report
December 31, 2022

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity ®   SAI is a product name of Fidelity ® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Fidelity® SAI Municipal Income Fund	-9.94%	1.62%

A     From October 02, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Municipal Income Fund, on October 02, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

12,000
11,750
11,500
11,250
11,000
10,750
10,500
10,250
10,000
$9,900
2019
2020
2021
2022
Period Ending Values
$10,706 Fidelity® SAI Municipal Income Fund
$10,682 Bloomberg Municipal Bond Index

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg Municipal Bond Index returned -8.53% for the year, its third-worst annual return on record. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it restarted in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This helped push municipal bond yields to their highest level in more than a decade. Muni bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for lower-quality munis as recession risk increased. In November and December, the tax-exempt market staged a rally when comments by Fed Chair Jerome Powell pointed to a slowdown in the pace of rate hikes and inflation data moderated. Favorable supply and demand dynamics also helped amid muted muni bond issuance and increased pockets of demand. Muni tax-backed credit fundamentals remained solid throughout the year and, for the most part, the risk of credit-rating downgrades appeared low. Shorter-duration (lower sensitivity to changes in interest rates) and higher-credit-quality munis performed best for the year.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending December 31, 2022, the fund returned -9.94%, lagging, net of fees, the -8.53% result of the benchmark, the broad-based Bloomberg Municipal Bond Index. The past 12 months, we continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the benchmark, the fund's overweight exposure to the health care and transportation sectors detracted from relative performance, as many of the fund's holdings in these segments were lower-quality investment-grade bonds that produced subpar results as credit spreads widened. Pricing-related factors significantly detracted as well. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management & Research's fair-value processes. Securities within the index, however, are priced by the index provider. These two approaches employ somewhat different methodologies in estimating the prices of municipal securities, most of which trade infrequently. In contrast, duration (interest rate) positioning contributed to performance. The fund had less sensitivity to interest rates, as measured by its shorter duration, during periods when interest rates rose and therefore was hurt less.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	10.2
New York	8.6
New Jersey	7.0
Pennsylvania	6.3
Massachusetts	5.4

Revenue Sources (% of Fund's net assets)
Transportation	19.2%
General Obligations	16.7%
Health Care	14.5%
Special Tax	9.9%
State G.O.	7.6%
Education	7.0%
Others* (Individually Less Than 5%)	25.1%
100.0%

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets

Municipal Bonds - 89.0%
	Principal Amount (a)	Value ($)
Alabama - 4.6%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	155,000	164,962
Black Belt Energy Gas District Bonds:
Series 2022 B1, 4%, tender 10/10/27 (b)	4,705,000	4,624,148
Series 2022 C1, 5.25%, tender 6/1/29 (b)	19,000,000	19,805,993
Series 2022 F, 5.5%, tender 12/1/28 (b)	15,000,000	15,740,508
Jefferson County Gen. Oblig. Series 2018 A, 5% 4/1/26	145,000	154,574
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	2,080,000	2,063,554
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/33	255,000	247,356
5% 3/1/36	460,000	426,791
Southeast Energy Auth. Rev. Bonds Bonds Series 2022 A1, 5.5%, tender 12/1/29 (b)	7,400,000	7,833,643
TOTAL ALABAMA		51,061,529
Alaska - 0.1%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/26	175,000	181,186
4% 12/1/29	290,000	306,608
5% 12/1/28	400,000	443,796
5% 6/1/29	300,000	333,457
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	245,000	236,365
TOTAL ALASKA		1,501,412
Arizona - 1.5%
Arizona Health Facilities Auth. Rev.:
(Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 3.318%, tender 1/1/37 (b)(c)	150,000	139,329
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	230,000	233,728
Arizona Indl. Dev. Auth. Hosp. Rev.:
Series 2020 A, 3% 2/1/45	3,625,000	2,763,542
Series 2021 A, 5% 2/1/29	410,000	457,474
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	55,000	37,071
5% 5/1/51	55,000	36,316
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/37	340,000	381,661
5% 7/1/38	550,000	614,906
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(d)	3,190,000	3,329,002
Bonds (Intel Corp. Proj.) Series 2007, 2.7%, tender 8/14/23 (b)(d)	370,000	367,571
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	130,000	142,226
5% 7/1/31	190,000	207,198
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	15,000	13,089
5% 7/1/48	20,000	16,204
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	175,000	183,253
Series 2021 A, 4% 9/1/51	295,000	262,763
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (e)	250,000	193,752
6% 1/1/48 (e)	395,000	277,622
Maricopa County Rev.:
Series 2016 A, 5% 1/1/33	305,000	324,745
Series 2017 D, 3% 1/1/48	1,260,000	928,428
Series 2019 E, 3% 1/1/49	745,000	545,131
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 A:
5% 7/1/33 (d)	55,000	57,739
5% 7/1/36 (d)	90,000	93,384
5% 7/1/37 (d)	65,000	67,185
Series 2017 B:
5% 7/1/29	125,000	136,642
5% 7/1/33	175,000	190,035
5% 7/1/36	205,000	217,893
5% 7/1/37	125,000	132,084
Series 2019 B, 5% 7/1/35 (d)	720,000	759,833
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	410,000	444,824
Pima County Indl. Dev. Auth. Rev. Series 2021 A, 4% 4/1/46	1,905,000	1,678,869
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5.5% 12/1/29	450,000	481,872
Tempe Indl. Dev. Auth. Rev. (Friendship Village of Tempe Proj.) Series 2021 A, 4% 12/1/46	480,000	337,619
TOTAL ARIZONA		16,052,990
California - 2.7%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	200,000	168,161
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series 2021 A, 2%, tender 4/1/28 (b)	1,000,000	924,013
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	10,000	10,017
Series 2016, 5% 9/1/29	110,000	119,068
Series 2020, 4% 11/1/37	575,000	585,790
Series 2022, 5% 4/1/47	3,050,000	3,346,742
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	600,232	542,896
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (e)	100,000	96,885
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (e)	100,000	96,598
California Pub. Works Board Lease Rev. (Various Cap. Projs.):
Series 2021 B, 4% 5/1/46	1,685,000	1,619,543
Series 2022 C:
5% 8/1/31	190,000	224,166
5% 8/1/34	350,000	406,621
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	195,000	143,804
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	90,000	66,174
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (Assured Guaranty Muni. Corp. Insured)	250,000	206,660
0% 11/1/30 (Assured Guaranty Muni. Corp. Insured)	255,000	195,292
Long Beach Unified School District Series 2009, 5.5% 8/1/29	10,000	10,018
Los Angeles Dept. Arpt. Rev. Series 2019 F, 5% 5/15/31 (d)	1,330,000	1,427,639
Los Angeles Dept. of Wtr. & Pwr. Rev. Series B, 5% 7/1/50	1,435,000	1,530,839
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series 2020 A, 5% 7/1/40	30,000	33,098
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/25 (d)	255,000	266,765
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	230,000	182,959
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31	285,000	309,923
4% 8/1/32	400,000	434,109
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	90,000	95,113
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	300,000	212,359
Series 2011, 0% 8/1/46	60,000	18,745
Series B:
0% 8/1/37	395,000	211,824
0% 8/1/39	1,200,000	574,274
0% 8/1/41	200,000	85,439
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	50,000	51,230
5% 9/1/26	65,000	67,764
5% 9/1/29	135,000	140,192
5% 9/1/31	60,000	61,961
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	255,000	224,678
San Diego County Wtr. Auth. Fing. Agcy. Wtr. Rev. Series 2022 A:
5% 5/1/47	685,000	756,695
5% 5/1/52	1,160,000	1,273,708
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	180,000	119,599
Series 2008 E, 0% 7/1/47 (f)	440,000	315,252
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A:
5% 1/1/35 (d)	360,000	379,642
5% 5/1/49 (d)	3,960,000	4,009,676
Series 2019 B, 5% 5/1/49	275,000	290,114
Series 2019 E, 5% 5/1/50 (d)	395,000	399,649
Series 2022 A:
5% 5/1/26 (d)	920,000	965,804
5% 5/1/27 (d)	930,000	985,180
5% 5/1/28 (d)	1,245,000	1,328,487
5% 5/1/29 (d)	835,000	897,208
Series 2022 B, 5% 5/1/52	2,525,000	2,710,786
San Marcos Unified School District Series 2010 B, 0% 8/1/47	1,075,000	344,544
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	275,000	248,724
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/38	230,000	237,486
TOTAL CALIFORNIA		29,953,913
Colorado - 3.9%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	125,000	125,182
5% 10/1/43	160,000	156,791
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	85,000	82,677
4% 9/1/36	65,000	61,984
5% 9/1/46	370,000	373,423
Series 2019 A:
5% 11/1/25	540,000	567,343
5% 11/15/39	700,000	753,101
Series 2019 A1, 4% 8/1/44	4,960,000	4,275,855
Series 2019 A2:
3.25% 8/1/49	1,070,000	757,280
4% 8/1/49	1,240,000	1,040,009
5% 8/1/44	4,585,000	4,593,126
Series 2020 A, 4% 9/1/50	305,000	248,883
Series 2022 A, 5% 5/15/47	2,030,000	2,160,361
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	150,000	151,332
Series 2019 H, 4.25% 11/1/49	260,000	262,460
Series 2022 F, 5.25% 11/1/52	610,000	640,110
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	1,030,000	1,158,912
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/26 (d)	175,000	185,017
5% 11/15/27 (d)	150,000	159,895
Series 2018 A:
4% 12/1/43 (d)	9,260,000	8,347,776
5% 12/1/30 (d)	390,000	423,670
5% 12/1/34 (d)	260,000	285,516
5% 12/1/36 (d)	255,000	266,292
5% 12/1/37 (d)	505,000	525,621
Series 2022 A, 5% 11/15/33 (d)	3,815,000	4,187,228
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	1,550,000	1,692,571
5% 9/15/46	2,375,000	2,588,382
Series 2020 B:
5% 9/15/28	770,000	868,769
5% 9/15/29	1,430,000	1,641,398
Denver Health & Hosp. Auth. Healthcare Rev. Series 2019 A:
4% 12/1/38	1,250,000	1,088,452
4% 12/1/39	1,720,000	1,483,211
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	705,000	776,074
5% 9/1/40	820,000	823,593
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (b)	305,000	296,001
Series 2021 C3B, 2%, tender 10/15/26 (b)	260,000	249,194
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/32 (Assured Guaranty Muni. Corp. Insured)	47,000	50,309
Series 2020, 5% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	75,000	82,544
TOTAL COLORADO		43,430,342
Connecticut - 1.1%
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	145,000	152,329
Series 2016 B, 5% 5/15/26	365,000	392,391
Series 2018 F:
5% 9/15/23	130,000	131,874
5% 9/15/24	165,000	171,189
5% 9/15/25	165,000	175,062
Series 2021 A:
3% 1/15/39	380,000	322,635
3% 1/15/40	295,000	244,906
Series 2021 D, 5% 7/15/24	335,000	346,223
Series 2022 B, 4% 1/15/36	535,000	545,654
Series 2022 D, 5% 9/15/28	295,000	329,524
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	25,000	26,626
5% 7/1/27	20,000	21,565
5% 7/1/28	30,000	32,224
5% 7/1/29	20,000	21,478
Series 2016 K, 4% 7/1/46	445,000	385,570
Series 2019 A:
4% 7/1/49	1,000,000	847,870
5% 7/1/26 (e)	350,000	344,038
5% 7/1/27 (e)	205,000	200,576
5% 7/1/49 (e)	420,000	349,774
Series 2019 Q-1, 5% 11/1/26	255,000	275,638
Series 2020 A, 4% 7/1/40	390,000	366,759
Series 2021 G:
4% 3/1/46	305,000	284,063
4% 3/1/51	490,000	448,795
Series 2021 S, 4% 6/1/51	380,000	332,087
Series 2022 M:
4% 7/1/39	585,000	539,883
4% 7/1/52	570,000	509,252
Series K1:
5% 7/1/27	25,000	25,423
5% 7/1/29	65,000	66,155
5% 7/1/30	50,000	50,799
5% 7/1/31	410,000	415,513
5% 7/1/33	80,000	80,749
5% 7/1/34	580,000	583,613
Series K3, 5% 7/1/43	605,000	574,648
Connecticut Hsg. Fin. Auth.:
Series 2021 B1, 3% 11/15/49	415,000	402,070
Series C:
5% 5/15/23 (d)	75,000	75,413
5% 11/15/23 (d)	350,000	354,805
5% 5/15/24 (d)	630,000	643,493
5% 11/15/24 (d)	295,000	304,017
5% 11/15/25 (d)	260,000	271,908
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	190,000	205,662
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (e)	230,000	231,291
5% 4/1/39 (e)	295,000	285,511
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (Assured Guaranty Muni. Corp. Insured)	55,000	59,230
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	260,000	276,354
TOTAL CONNECTICUT		12,704,639
Delaware - 0.1%
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	294,000	334,573
Series 2020 A, 5% 1/1/31	294,000	340,483
TOTAL DELAWARE		675,056
District Of Columbia - 0.9%
District of Columbia Gen. Oblig.:
Series 2021 D:
4% 2/1/27	380,000	400,189
5% 2/1/28	380,000	423,994
5% 2/1/29	505,000	573,709
Series 2021 E:
5% 2/1/27	1,285,000	1,405,230
5% 2/1/29	1,070,000	1,215,582
District of Columbia Rev. Series 2018, 5% 10/1/48	2,100,000	2,130,988
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Proj.) Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	1,290,000	921,584
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	210,000	229,570
5% 10/1/32	265,000	289,134
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/28 (d)	335,000	355,183
5% 10/1/30 (d)	415,000	439,021
5% 10/1/31 (d)	75,000	79,171
5% 10/1/32 (d)	115,000	121,197
5% 10/1/33 (d)	55,000	57,843
5% 10/1/35 (d)	125,000	130,284
5% 10/1/42 (d)	255,000	260,254
Series 2019 A, 5% 10/1/25 (d)	180,000	187,862
Series 2020 A:
5% 10/1/26 (d)	650,000	686,111
5% 10/1/27 (d)	225,000	239,505
5% 10/1/28 (d)	115,000	123,247
TOTAL DISTRICT OF COLUMBIA		10,269,658
Florida - 3.0%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	90,000	94,298
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/25	265,000	265,425
Series 2015 C, 5% 10/1/24 (d)	130,000	133,561
Series 2017:
5% 10/1/25 (d)	15,000	15,627
5% 10/1/26 (d)	50,000	52,778
5% 10/1/27 (d)	50,000	53,223
5% 10/1/29 (d)	135,000	142,490
5% 10/1/30 (d)	35,000	36,917
5% 10/1/32 (d)	175,000	184,042
5% 10/1/33 (d)	65,000	68,245
5% 10/1/34 (d)	65,000	67,954
5% 10/1/35 (d)	75,000	78,039
5% 10/1/36 (d)	100,000	103,688
5% 10/1/37 (d)	115,000	118,854
5% 10/1/42 (d)	655,000	667,934
5% 10/1/47 (d)	305,000	308,903
Series 2019 A, 5% 10/1/49 (d)	705,000	714,337
Series A:
5% 10/1/28 (d)	150,000	155,408
5% 10/1/30 (d)	175,000	180,741
5% 10/1/31 (d)	150,000	154,798
5% 10/1/32 (d)	140,000	144,336
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	35,000	37,181
Series 2015 A, 5% 7/1/27	50,000	52,486
Series 2015 B, 5% 7/1/24	140,000	144,084
Series 2016, 5% 7/1/32	110,000	116,667
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	220,000	223,085
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	105,000	110,247
5% 7/1/32	620,000	649,153
Series 2016 A, 5% 7/1/33	70,000	74,433
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	710,000	498,913
4% 8/15/45	215,000	187,062
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	325,000	328,785
Series 2015 C:
5% 10/1/30	165,000	167,912
5% 10/1/40	100,000	99,694
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	110,000	117,628
5% 10/1/31	120,000	127,927
Series 2015 B:
5% 10/1/28	50,000	52,748
5% 10/1/30	90,000	94,874
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	50,000	50,591
Series 2016:
5% 10/1/24 (d)	150,000	154,366
5% 10/1/26 (d)	85,000	89,722
5% 10/1/27 (d)	50,000	53,223
Series 2017 A:
5% 10/1/25 (d)	15,000	15,615
5% 10/1/25 (Escrowed to Maturity) (d)	35,000	36,773
5% 10/1/27 (d)	25,000	26,444
5% 10/1/27 (Escrowed to Maturity) (d)	80,000	86,831
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (d)	150,000	162,809
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (d)	165,000	179,090
5% 10/1/31 (d)	435,000	458,223
5% 10/1/34 (d)	305,000	318,860
5% 10/1/37 (d)	315,000	325,557
Series 2019 A, 5% 10/1/54 (d)	2,460,000	2,494,344
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/24	15,000	15,333
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (d)	155,000	160,717
Miami-Dade County Aviation Rev.:
Series 2012 A, 5% 10/1/23 (d)	390,000	392,519
Series 2014 A, 5% 10/1/28 (d)	255,000	260,939
Series 2015 A:
5% 10/1/29 (d)	80,000	82,427
5% 10/1/31 (d)	70,000	72,147
5% 10/1/35 (d)	275,000	276,753
5% 10/1/38 (d)	95,000	96,404
Series 2016 A:
5% 10/1/29	75,000	80,483
5% 10/1/31	90,000	96,128
Series 2017 B, 5% 10/1/40 (d)	875,000	889,115
Series 2020 A, 4% 10/1/39	490,000	470,516
Miami-Dade County Cap. Asset Acquisition Series 2009, 0% 10/1/37	3,000,000	1,581,314
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	175,000	176,434
Series 2014 B, 5% 7/1/28	50,000	51,186
Series 2016 A:
5% 7/1/32	215,000	224,771
5% 7/1/33	185,000	193,160
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	205,000	212,828
Series 2016 A:
5% 5/1/30	380,000	400,510
5% 5/1/32	505,000	530,792
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	205,000	235,255
Orange County Health Facilities Auth. Series 2016 A, 5% 10/1/44	115,000	117,240
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/24 (d)	70,000	71,953
5% 10/1/27 (d)	50,000	52,587
5% 10/1/29 (d)	55,000	57,431
5% 10/1/30 (d)	95,000	99,179
5% 10/1/31 (d)	65,000	67,788
5% 10/1/32 (d)	100,000	104,152
5% 10/1/33 (d)	215,000	223,624
5% 10/1/34 (d)	230,000	238,403
5% 10/1/35 (d)	240,000	247,822
Palm Beach County Health Facilities Auth. Hosp. Rev.:
(Jupiter Med. Ctr. Proj.) Series 2022:
5% 11/1/31	200,000	215,165
5% 11/1/33	350,000	369,972
5% 11/1/36	370,000	383,635
5% 11/1/38	400,000	410,629
5% 11/1/40	400,000	407,890
5% 11/1/42	500,000	509,263
Series 2019, 4% 8/15/49	3,740,000	3,296,612
Palm Beach County Health Facilities Auth. Rev. Series 2021 C, 4% 5/15/28	1,280,000	1,188,407
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	240,000	252,289
5% 8/1/29	300,000	315,285
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	430,000	407,224
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	255,000	273,063
5% 10/1/32	315,000	335,095
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	125,000	126,730
5% 8/15/26	170,000	180,456
5% 8/15/27	115,000	123,605
5% 8/15/28	75,000	81,098
5% 8/15/30	165,000	177,587
5% 8/15/31	160,000	171,945
5% 8/15/32	115,000	122,930
5% 8/15/34	325,000	344,686
5% 8/15/35	215,000	226,498
5% 8/15/42	335,000	341,601
5% 8/15/47	495,000	501,600
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	55,000	55,513
Series 2015 A, 5% 12/1/40	110,000	110,899
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
4% 7/1/45	1,230,000	1,112,801
5% 7/1/50	1,320,000	1,332,232
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/37	235,000	122,023
0% 9/1/49	765,000	204,181
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	65,000	67,696
5% 10/15/49	125,000	129,298
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	50,000	53,050
5% 8/1/32 (Build America Mutual Assurance Insured)	255,000	269,710
TOTAL FLORIDA		33,277,503
Georgia - 3.6%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (d)	170,000	172,188
Series 2019 B, 5% 7/1/25 (d)	140,000	145,524
Series 2022 B, 5% 7/1/34 (d)	1,005,000	1,094,554
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	930,000	605,146
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (b)	825,000	820,386
Series 2013 1st, 2.925%, tender 3/12/24 (b)	1,555,000	1,537,394
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (b)	500,000	545,416
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	1,470,000	1,479,109
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	150,000	150,079
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	265,000	269,180
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	110,000	102,779
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	2,845,000	2,042,444
Georgia Gen. Oblig. Series 2022 A, 5% 7/1/33	1,025,000	1,223,707
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2021 A:
4% 1/1/35 (Assured Guaranty Muni. Corp. Insured)	325,000	329,200
4% 1/1/37 (Assured Guaranty Muni. Corp. Insured)	190,000	188,965
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	295,000	288,310
4% 1/1/39 (Assured Guaranty Muni. Corp. Insured)	180,000	175,918
4% 1/1/40 (Assured Guaranty Muni. Corp. Insured)	210,000	203,306
4% 1/1/41 (Assured Guaranty Muni. Corp. Insured)	150,000	143,827
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	155,000	172,566
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	295,000	324,013
5% 1/1/33 (Assured Guaranty Muni. Corp. Insured)	175,000	192,783
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	260,000	282,981
5% 1/1/34 (Assured Guaranty Muni. Corp. Insured)	180,000	195,910
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/31	585,000	674,959
5% 6/1/32	880,000	1,012,839
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	115,000	99,995
5% 8/1/39	105,000	105,585
5% 8/1/43	140,000	140,859
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	415,000	416,047
4% 7/1/43	435,000	407,323
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (b)	1,295,000	1,294,020
Series 2021 A, 4%, tender 9/1/27 (b)	14,680,000	14,559,809
Series 2022 B, 5%, tender 6/1/29 (b)	1,790,000	1,847,900
Series 2022 E, 4%, tender 12/1/29 (b)	3,880,000	3,773,801
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.):
Series 2014, 5% 4/1/24 (Escrowed to Maturity)	255,000	261,513
Series 2021:
4% 4/1/37	295,000	292,727
5% 4/1/30	160,000	177,220
5% 4/1/36	165,000	178,199
Series 2020 B:
4% 9/1/37	395,000	398,821
4% 9/1/38	515,000	515,999
5% 9/1/25	365,000	387,886
5% 9/1/32	370,000	425,075
TOTAL GEORGIA		39,656,262
Hawaii - 0.5%
Hawaii Arpts. Sys. Rev. Series 2018 A:
5% 7/1/29 (d)	65,000	69,132
5% 7/1/30 (d)	75,000	79,703
5% 7/1/31 (d)	75,000	79,617
5% 7/1/32 (d)	75,000	79,469
5% 7/1/33 (d)	75,000	79,332
5% 7/1/48 (d)	4,170,000	4,221,404
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (d)	60,000	60,075
Honolulu City & County Gen. Oblig. Series 2022 A:
5% 11/1/24	250,000	260,388
5% 11/1/25	110,000	117,166
TOTAL HAWAII		5,046,286
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	30,000	30,056
Illinois - 10.2%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	465,000	445,190
Series 2015 C, 5.25% 12/1/39	85,000	84,618
Series 2016 B, 6.5% 12/1/46	100,000	105,400
Series 2017 A, 7% 12/1/46 (e)	140,000	151,657
Series 2017 C:
5% 12/1/24	290,000	295,320
5% 12/1/25	165,000	168,806
5% 12/1/26	100,000	102,401
5% 12/1/30	130,000	132,499
Series 2017 D:
5% 12/1/23	150,000	151,426
5% 12/1/24	100,000	101,835
5% 12/1/31	150,000	152,688
Series 2018 A:
5% 12/1/25	100,000	102,307
5% 12/1/26	100,000	102,401
5% 12/1/28	240,000	245,835
5% 12/1/30	350,000	357,384
5% 12/1/32	100,000	101,790
5% 12/1/35	100,000	100,612
Series 2018 C, 5% 12/1/46	1,585,000	1,505,278
Series 2019 A:
5% 12/1/28	165,000	169,012
5% 12/1/30	340,000	348,420
5% 12/1/31	190,000	194,409
5% 12/1/33	455,000	462,995
Series 2022 A, 5% 12/1/47	780,000	749,893
Series 2022 B:
4% 12/1/35	585,000	535,370
4% 12/1/36	1,005,000	905,603
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	295,000	311,112
Series 2019 A, 5% 1/1/40	700,000	694,087
Series 2020 A:
5% 1/1/29	870,000	911,415
5% 1/1/30	1,605,000	1,691,649
Series 2021 A:
5% 1/1/32	1,530,000	1,619,948
5% 1/1/34	260,000	273,803
Series 2023 A:
5.25% 1/1/37 (g)	1,950,000	2,020,567
5.5% 1/1/43 (g)	5,725,000	5,898,595
Chicago Midway Arpt. Rev.:
Series 2013 A, 5.5% 1/1/29 (d)	235,000	235,279
Series 2014 A:
5% 1/1/33 (d)	270,000	271,275
5% 1/1/34 (d)	130,000	130,497
Series 2016 A:
4% 1/1/33 (d)	375,000	368,413
5% 1/1/28 (d)	100,000	103,470
Series 2016 B:
4% 1/1/35	80,000	79,489
5% 1/1/36	100,000	102,430
5% 1/1/37	135,000	137,507
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	315,000	315,000
Series 2015 A, 5% 1/1/31 (d)	305,000	311,548
Series 2015 C, 5% 1/1/46 (d)	120,000	119,996
Series 2016 B, 5% 1/1/34	310,000	324,799
Series 2016 C:
5% 1/1/33	140,000	147,105
5% 1/1/34	160,000	167,638
Series 2016 G:
5% 1/1/37 (d)	100,000	102,537
5% 1/1/42 (d)	100,000	101,113
5.25% 1/1/29 (d)	20,000	21,091
5.25% 1/1/31 (d)	20,000	21,080
Series 2017 A, 5% 1/1/31	180,000	193,241
Series 2017 B:
5% 1/1/35	105,000	110,909
5% 1/1/37	430,000	448,759
Series 2017 C:
5% 1/1/30	30,000	32,330
5% 1/1/31	30,000	32,207
5% 1/1/32	30,000	32,103
Series 2017 D:
5% 1/1/28 (d)	150,000	157,216
5% 1/1/29 (d)	125,000	130,667
5% 1/1/32 (d)	135,000	140,852
5% 1/1/34 (d)	205,000	213,178
5% 1/1/35 (d)	150,000	155,327
5% 1/1/36 (d)	190,000	195,756
5% 1/1/37 (d)	100,000	102,537
Series 2018 A:
5% 1/1/37 (d)	1,030,000	1,070,406
5% 1/1/39 (d)	1,005,000	1,037,732
5% 1/1/48 (d)	165,000	167,195
5% 1/1/53 (d)	285,000	287,136
Series 2022 A:
5% 1/1/30 (d)	225,000	242,101
5% 1/1/31 (d)	230,000	249,538
Series 2022 C:
5% 1/1/28 (d)	690,000	730,780
5% 1/1/29 (d)	500,000	533,374
5% 1/1/30 (d)	810,000	871,564
5% 1/1/31 (d)	600,000	650,969
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (d)	135,000	135,649
5% 7/1/48 (d)	1,140,000	1,117,095
Chicago Transit Auth.:
Series 2017, 5% 12/1/46	205,000	208,042
Series 2022 A, 4% 12/1/49	6,000,000	5,321,909
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/23	90,000	90,597
5% 6/1/25	15,000	15,549
5% 6/1/26	10,000	10,490
Cook County Gen. Oblig.:
Series 2016 A:
5% 11/15/26	290,000	309,742
5% 11/15/27	140,000	149,530
5% 11/15/28	185,000	197,524
5% 11/15/29	230,000	245,571
5% 11/15/30	255,000	272,167
Series 2021 A, 5% 11/15/33	550,000	610,902
Series 2021 B:
4% 11/15/25	215,000	220,262
4% 11/15/26	110,000	113,263
4% 11/15/27	110,000	113,724
4% 11/15/28	55,000	57,014
Illinois Fin. Auth.:
Bonds Series 2022 B1, 5%, tender 8/15/25 (b)	2,905,000	3,032,084
Series 2020 A:
3% 5/15/50	2,650,000	1,794,327
3% 5/15/50 (Build America Mutual Assurance Insured)	1,045,000	737,054
3.25% 8/15/49	465,000	359,419
4% 5/15/50	1,760,000	1,518,099
Series 2022 A:
5% 10/1/35	330,000	324,462
5.5% 10/1/39	750,000	752,958
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	2,785,000	2,275,161
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	60,000	62,355
5% 8/1/30	45,000	46,697
5% 8/1/32	60,000	61,949
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	50,000	50,173
5% 10/1/29	50,000	53,108
5% 10/1/30	50,000	53,042
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	1,585,000	1,439,808
5% 5/15/43	2,105,000	2,131,756
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	60,000	60,275
4% 2/15/33	15,000	15,213
5% 2/15/29	310,000	332,862
5% 2/15/36	70,000	73,775
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	50,000	48,782
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	25,000	25,607
Series 2013:
5% 11/15/28	145,000	145,085
5% 11/15/29	70,000	70,036
Series 2015 C:
4.125% 8/15/37	45,000	42,644
5% 8/15/35	375,000	382,367
5% 8/15/44	1,845,000	1,774,779
Series 2016 A:
5% 8/15/25 (Escrowed to Maturity)	120,000	126,698
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	60,000	64,687
5% 2/15/29	260,000	274,097
5% 2/15/30	275,000	290,600
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	35,000	37,734
5% 2/15/31	220,000	232,414
5% 7/1/31 (Pre-Refunded to 7/1/26 @ 100)	65,000	70,078
5% 2/15/32	215,000	226,875
5% 7/1/33 (Pre-Refunded to 7/1/26 @ 100)	30,000	32,344
5% 7/1/34 (Pre-Refunded to 7/1/26 @ 100)	255,000	274,920
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	25,000	26,928
5% 7/1/36 (Pre-Refunded to 7/1/26 @ 100)	130,000	140,155
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	105,000	113,095
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	30,000	32,569
Series 2016 B:
5% 8/15/31	375,000	399,264
5% 8/15/32	305,000	323,063
5% 8/15/34	380,000	399,955
5% 8/15/36	530,000	552,662
Series 2016 C:
3.75% 2/15/34	75,000	75,294
4% 2/15/36	315,000	316,799
4% 2/15/41	1,855,000	1,778,253
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	40,000	41,778
5% 2/15/24	5,000	5,099
5% 2/15/31	1,415,000	1,514,967
5% 2/15/32	225,000	240,276
5% 2/15/34	180,000	191,065
Series 2016 D, 4% 2/15/46	2,315,000	2,081,289
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,222
5% 5/15/29	65,000	68,068
5% 12/1/29	85,000	88,857
5% 5/15/30	135,000	140,906
5% 12/1/33	115,000	119,048
5% 12/1/46	1,300,000	1,252,575
Series 2017 A, 5% 8/1/42	45,000	44,771
Series 2017:
5% 1/1/29	170,000	184,662
5% 7/1/34	285,000	304,971
5% 7/1/35	240,000	256,875
Series 2019, 4% 9/1/35	145,000	131,367
Illinois Gen. Oblig.:
Series 2014:
5% 2/1/25	185,000	187,000
5% 2/1/26	140,000	141,352
5% 4/1/28	115,000	115,997
5% 5/1/28	110,000	111,003
5% 2/1/39	865,000	859,302
5.25% 2/1/31	20,000	20,148
Series 2016:
5% 6/1/26	60,000	61,718
5% 2/1/27	340,000	350,850
Series 2017 C, 5% 11/1/29	870,000	891,278
Series 2017 D, 5% 11/1/27	1,050,000	1,085,355
Series 2020 C, 4.125% 10/1/36	3,000,000	2,763,629
Series 2020, 5.5% 5/1/39	2,000,000	2,064,165
Series 2021 A:
5% 3/1/34	1,035,000	1,049,470
5% 3/1/46	2,165,000	2,104,103
Series 2022 A:
5% 3/1/29	645,000	666,696
5% 3/1/31	705,000	726,884
5% 3/1/36	1,820,000	1,835,188
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	915,000	885,989
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	435,433	386,662
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	70,000	69,693
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	205,000	213,323
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	355,000	375,217
Series 2019 A, 5% 1/1/44	140,000	146,004
Series 2021 A, 5% 1/1/43	4,670,000	4,944,511
Series A:
5% 1/1/40	335,000	354,068
5% 1/1/41	880,000	929,105
5% 1/1/45	2,975,000	3,135,290
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	355,000	371,541
5% 2/1/35	255,000	266,502
5% 2/1/36	435,000	453,975
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	3,150,000	1,168,795
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	1,540,000	511,679
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	185,000	54,996
Series 2012 B, 0% 12/15/51	660,000	140,061
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	335,000	271,379
Series 1996 A, 0% 6/15/24	155,000	147,047
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	146,389
Series 2002, 0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,445,000	1,261,818
Series 2017 B:
5% 12/15/25	50,000	51,109
5% 12/15/26	165,000	169,757
5% 12/15/27	20,000	20,685
5% 12/15/31	35,000	35,927
5% 12/15/34	20,000	20,399
Series 2020 A, 5% 6/15/50	560,000	545,498
Series 2020 B, 5% 6/15/42	675,000	675,191
Series 2022 A:
0% 12/15/36	65,000	33,137
0% 12/15/39	515,000	220,225
0% 12/15/40	430,000	172,772
0% 12/15/41	1,225,000	462,145
4% 6/15/52	5,875,000	4,755,449
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/34 (Build America Mutual Assurance Insured)	395,000	421,133
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	1,215,000	1,291,568
5% 6/1/28	140,000	148,752
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	275,000	280,337
6.25% 10/1/38	275,000	281,044
Series 2018 A, 5% 4/1/30	210,000	229,420
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	310,000	272,237
Will County Illinois Series 2016:
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	65,000	69,180
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	75,000	79,823
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	75,000	79,823
TOTAL ILLINOIS		112,937,449
Indiana - 0.4%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (b)	90,000	78,073
Series 2020 B, 0.95%, tender 4/1/26 (b)(d)	140,000	122,673
Indiana Fin. Auth. Rev.:
Series 2015 A, 5.25% 2/1/32	355,000	372,211
Series 2016:
5% 9/1/26	65,000	69,740
5% 9/1/27	30,000	32,073
5% 9/1/28	155,000	165,134
5% 9/1/29	75,000	79,619
5% 9/1/30	70,000	74,172
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.) Series 2015 A, 5% 10/1/30	245,000	252,551
Series 2021 2, 5% 10/1/41	515,000	563,312
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (e)	180,000	146,122
Series 2021 B:
3% 7/1/50	145,000	140,845
5% 1/1/23	145,000	145,000
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	340,000	354,316
Series 2016:
4% 1/1/32 (d)	50,000	49,743
4% 1/1/33 (d)	50,000	49,362
4% 1/1/34 (d)	65,000	63,581
4% 1/1/35 (d)	140,000	136,380
5% 1/1/26 (d)	55,000	57,483
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30 (Pre-Refunded to 1/15/23 @ 100)	110,000	110,064
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	60,000	66,453
5% 7/1/35	120,000	132,176
5% 7/1/36	130,000	142,553
5% 7/1/37	120,000	130,980
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	495,000	512,190
Series 2020, 4% 4/1/37	245,000	236,931
TOTAL INDIANA		4,283,737
Iowa - 0.2%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	70,000	60,354
5% 5/15/48	710,000	588,369
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B, 5% 12/1/29 (d)	310,000	337,846
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/34	295,000	286,499
4% 6/1/36	295,000	279,701
4% 6/1/39	295,000	269,971
5% 6/1/32	265,000	280,342
Series 2021 B1, 4% 6/1/49	410,000	403,151
TOTAL IOWA		2,506,233
Kentucky - 0.7%
Ashland Med. Ctr. Rev. Series 2019, 3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	655,000	516,753
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/28	80,000	84,987
5% 1/1/31	75,000	79,439
5% 1/1/32	75,000	79,264
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	930,000	907,692
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/26	50,000	53,218
5% 5/1/29	275,000	302,176
5% 5/1/32	70,000	76,582
5% 5/1/33	55,000	60,133
5% 5/1/34	65,000	70,618
5% 5/1/35	40,000	43,022
5% 5/1/36	30,000	32,043
Series B, 5% 8/1/23	355,000	359,070
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (b)	2,760,000	2,732,118
Series A, 4% 6/1/24	145,000	144,977
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	130,000	136,476
Series 2020 D, 5%, tender 10/1/29 (b)	155,000	168,150
Series 2013 A, 5.5% 10/1/33	170,000	172,077
Series 2020 A:
3% 10/1/43	1,770,000	1,362,050
5% 10/1/37	360,000	373,493
TOTAL KENTUCKY		7,754,338
Louisiana - 0.7%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	145,000	146,251
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2020 A, 4% 5/15/49	6,440,000	5,694,212
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	75,000	77,859
5% 12/15/25	155,000	163,217
5% 12/15/26	65,000	69,540
5% 12/15/28	100,000	106,754
5% 12/15/29	70,000	74,654
5% 12/15/30	140,000	149,223
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/29 (d)	265,000	271,474
5% 1/1/31 (d)	125,000	128,021
Series 2017 B:
5% 1/1/27 (d)	20,000	21,089
5% 1/1/28 (d)	10,000	10,515
5% 1/1/32 (d)	20,000	20,905
5% 1/1/33 (d)	35,000	36,467
5% 1/1/34 (d)	10,000	10,380
5% 1/1/35 (d)	20,000	20,643
5% 1/1/37 (d)	295,000	301,833
Series 2017 D2:
5% 1/1/27 (d)	25,000	26,361
5% 1/1/28 (d)	35,000	36,803
5% 1/1/31 (d)	30,000	31,401
5% 1/1/33 (d)	50,000	52,095
5% 1/1/34 (d)	60,000	62,281
5% 1/1/36 (d)	45,000	46,263
5% 1/1/37 (d)	80,000	81,853
TOTAL LOUISIANA		7,640,094
Maine - 0.4%
City of South Portland Series 2022 C, 2.5% 7/15/32	1,355,000	1,246,839
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	235,000	237,042
Series 2013, 5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	90,000	90,782
Series 2016 A:
4% 7/1/41	120,000	107,109
4% 7/1/46	165,000	142,298
5% 7/1/41	525,000	526,803
5% 7/1/46	1,400,000	1,388,567
Series 2017 B:
4% 7/1/25	20,000	20,411
4% 7/1/31	35,000	35,664
4% 7/1/32	25,000	25,382
4% 7/1/34	50,000	50,083
5% 7/1/26	15,000	15,884
5% 7/1/28	25,000	26,799
5% 7/1/29	20,000	21,391
5% 7/1/33	50,000	53,063
5% 7/1/35	40,000	41,960
Maine Hsg. Auth. Mtg. Series 2022 E, 5% 11/15/52	390,000	407,011
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	55,000	57,681
5% 7/1/36	130,000	135,636
5% 7/1/38	35,000	36,432
TOTAL MAINE		4,666,837
Maryland - 1.5%
Anne Arundel County Gen. Oblig. Series 2021, 5% 4/1/28	1,240,000	1,387,262
Baltimore Proj. Rev.:
(Wtr. Proj.) Series 2020 A, 4% 7/1/45	585,000	559,102
(Wtr. Projs.) Series 2020 A, 5% 7/1/50	645,000	685,499
City of Westminster Series 2016:
5% 11/1/27	130,000	136,816
5% 11/1/28	140,000	147,218
5% 11/1/29	145,000	152,491
5% 11/1/30	155,000	162,691
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	145,000	135,615
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	495,000	495,840
Maryland Dept. of Trans. Series 2021 B:
4% 8/1/51 (d)	530,000	456,501
5% 8/1/46 (d)	1,175,000	1,202,117
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	65,000	68,856
5% 6/1/35	100,000	104,205
Maryland Gen. Oblig. Series 2022 2C, 4% 3/1/29	1,260,000	1,359,213
Maryland Health & Higher Edl. Series 2021 A:
3% 7/1/46	3,970,000	2,913,899
3% 7/1/51	1,385,000	968,738
4% 6/1/55	200,000	164,627
5% 6/1/29	55,000	58,627
5% 6/1/33	130,000	138,442
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2016 A:
4% 7/1/42	85,000	74,611
5% 7/1/35	35,000	35,943
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	1,935,000	2,097,389
5% 6/1/52	455,000	488,365
Maryland Stadium Auth. Built to Learn Rev. Series 2021, 4% 6/1/46	260,000	239,921
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/27	720,000	792,842
5% 10/1/28	1,055,000	1,179,345
TOTAL MARYLAND		16,206,175
Massachusetts - 5.4%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/34	1,100,000	1,266,575
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhacement Prog.) Series 2022 A, 5% 6/1/50	12,350,000	13,296,309
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	1,500,000	1,623,668
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	85,000	85,605
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	195,000	214,220
5% 7/1/34	215,000	232,010
Series 2017, 4% 7/1/41	505,000	487,582
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	50,000	44,417
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	50,000	52,443
5% 10/1/28	55,000	57,660
5% 10/1/29	55,000	57,568
5% 10/1/31	60,000	62,509
5% 10/1/32	65,000	67,515
Series 2016:
5% 10/1/29	50,000	52,873
5% 10/1/30	75,000	79,238
5% 7/1/31	85,000	87,915
5% 10/1/31	80,000	84,432
5% 10/1/43	440,000	440,293
Series 2019, 5% 9/1/59	1,185,000	1,212,924
Series 2020 A:
4% 7/1/45	930,000	784,189
5% 10/15/29	1,470,000	1,690,708
5% 10/15/30	1,470,000	1,719,472
Series 2021 V, 5% 7/1/55	1,595,000	1,803,386
Series 2022, 5% 10/1/38	2,500,000	2,833,873
Series J2, 5% 7/1/53	2,055,000	2,066,328
Series M:
4% 10/1/50	930,000	768,063
5% 10/1/45	700,000	700,422
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016, 5% 7/1/24 (d)	410,000	419,126
Series 2019 B, 5% 7/1/27 (d)	200,000	212,204
Massachusetts Gen. Oblig.:
Series 2019 A, 5% 1/1/49	295,000	311,114
Series 2019 C, 5% 5/1/49	460,000	486,334
Series 2022 C, 5.25% 10/1/47	15,000,000	16,660,484
Series D, 5% 7/1/45	1,110,000	1,191,693
Series E, 5% 11/1/45	470,000	505,888
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	845,000	818,955
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	105,000	112,330
5% 7/1/34	55,000	58,678
5% 7/1/38	80,000	84,237
Series 2016 B, 5% 7/1/43 (d)	435,000	442,545
Series 2019 A, 5% 7/1/40 (d)	145,000	150,483
Series 2021 E:
5% 7/1/37 (d)	1,205,000	1,279,322
5% 7/1/41 (d)	2,040,000	2,127,169
5% 7/1/46 (d)	390,000	401,975
5% 7/1/51 (d)	2,645,000	2,709,797
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (d)	435,000	439,640
TOTAL MASSACHUSETTS		60,284,171
Michigan - 1.7%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	120,000	121,623
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	160,000	151,170
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	605,000	425,516
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	125,000	131,372
5% 7/1/48	535,000	552,819
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	120,000	126,074
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	240,000	253,786
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	10,000	10,623
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	155,000	162,745
Series 2015 MI, 5% 12/1/24	225,000	233,974
Series 2019 A, 3% 12/1/49	815,000	588,978
Series 2020 A, 4% 6/1/49	1,725,000	1,429,470
Series 2021:
4% 9/1/39	175,000	163,832
4% 9/1/40	175,000	162,303
4% 9/1/41	145,000	133,259
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	70,000	76,498
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	5,000	5,525
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	165,000	162,993
Michigan Trunk Line Fund Rev. Series 2020 B, 4% 11/15/45	9,250,000	8,745,001
Oakland Univ. Rev. Series 2019:
5% 3/1/40	300,000	315,955
5% 3/1/41	315,000	330,595
5% 3/1/44	615,000	642,188
5% 3/1/50	1,000,000	1,036,866
Portage Pub. Schools Series 2016:
5% 11/1/30	145,000	154,617
5% 11/1/31	130,000	138,113
5% 11/1/36	15,000	15,781
Univ. of Michigan Rev. Series 2020 A, 4% 4/1/45	440,000	423,068
Wayne County Arpt. Auth. Rev.:
Series 2015 G, 5% 12/1/28 (d)	275,000	285,489
Series 2017 A:
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	75,000	76,046
4% 12/1/34 (Assured Guaranty Muni. Corp. Insured)	60,000	60,617
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	60,000	60,266
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	65,000	64,747
5% 12/1/31	20,000	21,703
5% 12/1/32	20,000	21,666
5% 12/1/34	35,000	37,678
5% 12/1/35	30,000	32,111
5% 12/1/37	20,000	21,045
Series 2017 B:
5% 12/1/29 (d)	30,000	31,579
5% 12/1/30 (d)	35,000	36,753
5% 12/1/31 (d)	40,000	41,937
5% 12/1/32 (d)	25,000	26,326
5% 12/1/32 (d)	30,000	31,400
5% 12/1/34 (d)	30,000	31,381
5% 12/1/35 (d)	30,000	31,230
5% 12/1/37 (d)	45,000	46,557
5% 12/1/42 (d)	50,000	51,064
Series 2018 B, 5% 12/1/48 (d)	295,000	298,865
Series 2018 D, 5% 12/1/29 (d)	235,000	250,903
TOTAL MICHIGAN		18,254,107
Minnesota - 0.8%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	140,000	144,377
Series 2017, 5% 5/1/25	40,000	41,391
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	40,000	42,819
5% 10/1/45	85,000	86,653
Minnesota Hsg. Fin. Agcy. Series 2022 M, 6% 1/1/53	7,250,000	7,922,204
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	45,000	46,049
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(e)	370,000	363,564
TOTAL MINNESOTA		8,647,057
Mississippi - 0.4%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(d)	3,600,000	3,620,576
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	405,000	392,580
5% 6/1/27	210,000	227,138
TOTAL MISSISSIPPI		4,240,294
Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	35,000	36,307
5% 3/1/31	80,000	82,797
5% 3/1/36	155,000	158,486
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B, 5% 3/1/38 (d)	145,000	149,806
Missouri Health & Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	50,000	49,825
3.25% 2/1/28	50,000	49,924
5% 2/1/29	65,000	67,287
5% 2/1/31	130,000	134,328
5% 2/1/33	145,000	149,328
5% 2/1/36	135,000	138,320
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	40,000	40,098
Series 2021 A, 3% 5/1/52	735,000	712,264
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	75,000	63,854
5.25% 9/1/53	1,335,000	1,137,643
TOTAL MISSOURI		2,970,267
Montana - 0.3%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (d)	30,000	29,869
Series 2019 B, 4% 6/1/50	25,000	25,080
Series 2022 C, 6% 6/1/53	2,150,000	2,345,618
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	930,000	640,440
TOTAL MONTANA		3,041,007
Nebraska - 0.7%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (b)	6,790,000	6,772,292
Douglas County Neb Edl. Facilities Rev.:
(Creighton Univ. Proj.) Series 2017:
4% 7/1/34	50,000	50,679
5% 7/1/36	35,000	37,067
(Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	440,000	300,524
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (d)	110,000	109,432
Series 2019 E, 3.75% 9/1/49 (d)	130,000	128,789
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	125,000	130,462
5% 1/1/40	55,000	57,308
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/25 (d)	20,000	20,945
5% 12/15/26 (d)	75,000	79,380
5% 12/15/27 (d)	50,000	52,718
5% 12/15/30 (d)	75,000	78,607
5% 12/15/31 (d)	40,000	41,867
5% 12/15/33 (d)	40,000	41,731
5% 12/15/35 (d)	100,000	103,492
5% 12/15/36 (d)	25,000	25,803
TOTAL NEBRASKA		8,031,096
Nevada - 0.3%
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	140,000	144,351
Series 2019 A, 5% 7/1/26	570,000	614,329
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (b)	305,000	303,567
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	230,000	242,937
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 B, 4% 10/1/49	70,000	70,137
Series 2021 B, 3% 10/1/51	2,525,000	2,426,656
TOTAL NEVADA		3,801,977
New Hampshire - 0.7%
Nat'l. Fin. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/26	190,000	203,227
(St. Lukes Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	780,000	550,830
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	424,344	411,453
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	60,000	64,832
5% 8/1/29	55,000	59,413
5% 8/1/30	50,000	53,996
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	130,000	142,814
5% 7/1/32	195,000	213,163
5% 7/1/33	175,000	190,403
5% 7/1/34	270,000	291,361
5% 7/1/35	285,000	304,651
5% 7/1/36	300,000	317,970
5% 7/1/37	260,000	273,203
Series 2017, 5% 7/1/44	665,000	643,114
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/32	140,000	139,584
5% 7/1/24	50,000	50,052
5% 7/1/25	60,000	60,065
5% 7/1/27	25,000	25,024
Series 2016:
4% 10/1/38	120,000	112,225
5% 10/1/24	105,000	108,020
5% 10/1/25	105,000	110,008
5% 10/1/29	340,000	355,876
5% 10/1/31	265,000	276,647
5% 10/1/33	205,000	213,368
5% 10/1/38	375,000	379,960
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	2,422,700	2,255,532
TOTAL NEW HAMPSHIRE		7,806,791
New Jersey - 7.0%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (Assured Guaranty Muni. Corp. Insured)	55,000	58,613
5% 7/1/30 (Assured Guaranty Muni. Corp. Insured)	130,000	138,529
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	65,000	69,195
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	65,000	69,093
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (e)	100,000	74,493
Series 2013, 5% 3/1/27	205,000	205,561
Series A:
5% 11/1/31	665,000	723,705
5% 11/1/36	745,000	785,416
Series QQQ:
4% 6/15/46	850,000	736,688
4% 6/15/50	4,215,000	3,545,068
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (e)	100,000	74,821
Series 2013, 5% 3/1/24	910,000	912,427
Series 2014 PP, 5% 6/15/26	325,000	333,236
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	70,000	72,209
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	90,000	92,775
Series 2015 XX, 5.25% 6/15/27	860,000	899,120
Series LLL, 5% 6/15/44	335,000	341,538
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (b)(d)	2,350,000	2,326,732
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	105,000	109,296
5% 7/1/32	120,000	124,755
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/29	325,000	367,296
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	100,000	105,194
5% 7/1/26 (Escrowed to Maturity)	55,000	59,106
5% 7/1/26 (Escrowed to Maturity)	20,000	21,459
5% 7/1/27	40,000	42,909
5% 7/1/27 (Pre-Refunded to 7/1/26 @ 100)	25,000	26,823
5% 7/1/28	20,000	21,451
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	35,000	37,613
5% 7/1/29 (Pre-Refunded to 7/1/26 @ 100)	25,000	26,823
5% 7/1/30	50,000	53,503
5% 7/1/30 (Pre-Refunded to 7/1/26 @ 100)	45,000	48,282
Series 2016:
4% 7/1/48	1,610,000	1,347,010
5% 7/1/41	185,000	185,812
Series 2021, 3% 7/1/39	590,000	489,124
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/24 (d)	2,600,000	2,674,867
5% 12/1/25 (d)	2,500,000	2,612,903
5% 12/1/26 (d)	1,970,000	2,086,939
Series 2018 B:
5% 12/1/25 (d)	215,000	224,710
5% 12/1/26 (d)	305,000	322,990
5% 12/1/27 (d)	750,000	803,383
5% 12/1/28 (d)	1,000,000	1,077,180
Series 2019 A:
5% 12/1/23	90,000	91,589
5% 12/1/24	55,000	56,986
5% 12/1/25	95,000	100,371
Series 2020:
5% 12/1/24 (d)	425,000	436,762
5% 12/1/24 (d)	205,000	210,826
5% 12/1/27 (d)	165,000	175,976
5% 12/1/28 (d)	295,000	318,170
Series 2022 A, 5% 12/1/26 (d)	205,000	216,093
Series 2022 B, 5% 12/1/26 (d)	2,100,000	2,215,989
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A, 5.25% 6/1/46	3,225,000	3,235,369
Series 2018 B, 5% 6/1/46	5,000,000	4,774,119
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	235,000	243,971
Series 2022 B, 5% 1/1/46	15,000,000	16,047,092
Series D, 5% 1/1/28	245,000	263,364
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,460,000	1,516,699
Series 2006 C:
0% 12/15/25	2,500,000	2,263,324
0% 12/15/36 (AMBAC Insured)	3,000,000	1,580,211
Series 2010 A, 0% 12/15/27	690,000	573,527
Series 2014 BB2, 5% 6/15/33	1,280,000	1,400,559
Series 2016 A:
5% 6/15/27	135,000	142,603
5% 6/15/29	115,000	121,244
Series 2018 A, 5% 12/15/34	195,000	206,572
Series 2019 BB, 4% 6/15/50	3,540,000	2,977,352
Series 2021 A:
4% 6/15/34	170,000	170,549
5% 6/15/32	360,000	396,798
Series 2022 A:
4% 6/15/40	220,000	200,913
4% 6/15/41	945,000	852,325
Series 2022 AA:
5% 6/15/29	295,000	322,480
5% 6/15/30	1,625,000	1,790,675
5% 6/15/33	380,000	419,343
Series 2022 BB:
4% 6/15/46	1,750,000	1,516,710
4% 6/15/50	1,205,000	1,013,477
Series AA:
4% 6/15/36	280,000	272,534
4% 6/15/45	2,510,000	2,191,872
4% 6/15/50	3,210,000	2,699,803
5% 6/15/38	315,000	329,508
Series BB, 5% 6/15/33	1,265,000	1,352,626
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A, 5% 11/1/39	750,000	762,410
TOTAL NEW JERSEY		77,789,438
New Mexico - 0.2%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (d)	530,000	534,880
5% 9/1/24 (d)	295,000	302,400
5% 9/1/26 (d)	945,000	999,759
5% 9/1/27 (d)	445,000	476,200
5% 9/1/29 (d)	175,000	191,865
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	90,000	89,609
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	20,000	18,760
5% 5/15/39	15,000	13,306
5% 5/15/44	15,000	12,649
5% 5/15/49	30,000	24,518
TOTAL NEW MEXICO		2,663,946
New York - 8.6%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	65,000	66,765
4% 7/1/34	65,000	66,478
Series 2017:
5% 12/1/23 (e)	100,000	100,852
5% 12/1/24 (e)	100,000	101,510
5% 12/1/25 (e)	100,000	102,203
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (b)	630,000	585,347
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	1,300,000	1,288,541
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	760,000	804,123
New York City Gen. Oblig.:
Series 2016 E, 5% 8/1/28	220,000	236,401
Series A, 5% 8/1/26	295,000	318,978
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	355,000	328,780
Series 2021 K2, 0.9%, tender 1/1/26 (b)	2,435,000	2,225,417
Series 2021, 0.6%, tender 7/1/25 (b)	500,000	461,781
Series 2022 F 2B, 3.4%, tender 12/22/26 (b)	4,100,000	4,100,241
New York City Muni. Wtr. Fin. Auth.:
Series 2022 EE, 5% 6/15/45	3,785,000	4,071,223
Series GG 1, 5% 6/15/48	5,265,000	5,569,009
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2015 S2, 5% 7/15/35	90,000	93,499
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	585,000	617,577
Series 2018 B, 5% 8/1/45	1,860,000	1,941,010
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	1,000,000	1,176,888
New York Dorm. Auth. Rev.:
Series 2022 A:
5% 7/15/37	120,000	123,469
5% 7/15/42	340,000	345,644
5% 7/15/50	880,000	881,908
Series 2022:
4% 7/1/36	445,000	450,469
4% 7/1/38	140,000	139,198
4% 7/1/40	235,000	229,816
5% 7/1/34	295,000	335,402
5% 7/1/35	295,000	332,502
5% 7/1/37	485,000	539,498
5% 7/1/39	145,000	159,894
5% 7/1/41	260,000	284,009
5% 7/1/57	2,190,000	2,065,236
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	505,000	488,832
Series 2015 A1:
5% 11/15/29	145,000	147,431
5% 11/15/45	375,000	361,612
Series 2017 C1, 5% 11/15/30	990,000	1,024,882
Series 2017 D, 5% 11/15/30	2,120,000	2,194,697
Series 2020 D, 4% 11/15/46	3,440,000	2,876,914
New York State Dorm. Auth.:
Series 2018 A, 5.25% 3/15/38	585,000	632,753
Series 2019 D, 3% 2/15/49	4,140,000	3,140,497
Series 2021 A, 4% 3/15/39	9,000,000	8,772,971
Series 2021 E, 3% 3/15/50	675,000	508,073
New York State Hsg. Fin. Agcy. Rev.:
Bonds Series 2021 J2:
1%, tender 11/1/26 (b)	355,000	320,213
1.1%, tender 5/1/27 (b)	1,310,000	1,167,314
Series J, 0.75% 5/1/25	415,000	389,295
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (d)	55,000	53,854
New York State Urban Dev. Corp.:
Series 2020 A, 3% 3/15/50	7,910,000	5,965,083
Series 2020 E:
3% 3/15/48	8,915,000	6,823,600
3% 3/15/50	955,000	720,184
4% 3/15/44	2,555,000	2,399,017
4% 3/15/45	2,055,000	1,919,996
Series 2022 A, 5% 3/15/40	12,000,000	13,071,226
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	1,315,000	1,433,316
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	215,000	209,142
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022:
5% 12/1/32 (d)	415,000	443,962
5% 12/1/33 (d)	640,000	680,802
5% 12/1/34 (d)	700,000	735,242
5% 12/1/35 (d)	350,000	364,445
5% 12/1/36 (d)	240,000	248,207
5% 12/1/37 (d)	635,000	653,406
5% 12/1/38 (d)	1,550,000	1,589,022
5% 12/1/39 (d)	1,185,000	1,208,516
5% 12/1/40 (d)	1,000,000	1,014,350
5% 12/1/41 (d)	910,000	918,340
5% 12/1/42 (d)	455,000	458,131
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	320,000	344,200
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	275,000	297,467
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	600,000	400,250
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	50,000	50,004
Rockland County Gen. Oblig. Series 2014 A, 4% 3/1/23 (Assured Guaranty Muni. Corp. Insured)	55,000	55,088
Schenectady County Cap. Resources Corp. Rev. (Union College Proj.) Series 2017, 5% 1/1/40	785,000	814,703
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (e)	100,000	83,965
5.375% 11/1/54 (e)	260,000	196,119
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	255,000	262,947
TOTAL NEW YORK		95,583,736
New York And New Jersey - 1.0%
Port Auth. of New York & New Jersey:
Series 194, 5.25% 10/15/55	330,000	341,741
Series 2022 236, 5% 1/15/47 (d)	10,480,000	10,776,173
TOTAL NEW YORK AND NEW JERSEY		11,117,914
North Carolina - 0.2%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	80,000	87,251
5% 7/1/33	75,000	80,822
5% 7/1/37	180,000	189,439
Series 2017 B:
5% 7/1/23 (d)	10,000	10,080
5% 7/1/25 (d)	5,000	5,197
5% 7/1/26 (d)	5,000	5,261
5% 7/1/27 (d)	10,000	10,614
5% 7/1/28 (d)	10,000	10,574
5% 7/1/29 (d)	10,000	10,555
5% 7/1/30 (d)	15,000	15,828
5% 7/1/31 (d)	25,000	26,334
5% 7/1/32 (d)	25,000	26,293
5% 7/1/33 (d)	25,000	26,245
5% 7/1/34 (d)	30,000	31,386
5% 7/1/35 (d)	20,000	20,829
5% 7/1/36 (d)	15,000	15,564
5% 7/1/37 (d)	20,000	20,672
5% 7/1/42 (d)	60,000	61,181
Series 2017 C, 4% 7/1/32	75,000	76,678
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	20,000	21,986
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	165,000	181,384
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	875,000	855,303
Series 2020 A, 3% 7/1/45	565,000	424,134
TOTAL NORTH CAROLINA		2,213,610
North Dakota - 0.5%
Grand Forks Health Care Sys. Rev. Series 2021:
4% 12/1/35	530,000	508,048
4% 12/1/36	335,000	317,290
4% 12/1/37	405,000	378,381
4% 12/1/38	365,000	336,506
5% 12/1/33	550,000	590,172
5% 12/1/34	660,000	705,045
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	245,000	237,787
Series 2021 B, 3% 7/1/52	780,000	749,776
Series 2022, 5% 1/1/53	945,000	986,198
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	1,345,000	893,589
TOTAL NORTH DAKOTA		5,702,792
Ohio - 2.0%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	715,000	722,420
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	150,000	157,528
5% 8/1/26	100,000	106,787
5% 8/1/27	125,000	135,500
5% 8/1/28	145,000	158,808
5% 8/1/29	265,000	290,157
5% 8/1/30	215,000	235,129
Series 2020 A, 4% 12/1/40	1,175,000	1,100,484
American Muni. Pwr., Inc. Rev. (Greenup Hydroelectric Proj.) Series 2016, 5% 2/15/46	620,000	631,572
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	890,000	626,434
4% 6/1/48	260,000	222,484
5% 6/1/32	685,000	729,395
5% 6/1/33	2,275,000	2,413,928
Series 2020 B2, 5% 6/1/55	1,720,000	1,492,961
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	295,000	284,241
Columbus City School District Series 2016 A, 5% 12/1/29	105,000	112,766
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	325,000	348,495
5% 12/1/51	485,000	517,398
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	340,000	344,548
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	685,000	696,622
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	645,000	598,266
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/30	410,000	455,874
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/33	225,000	225,047
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/29	195,000	221,262
5% 3/1/29	260,000	295,017
5% 3/1/30	240,000	276,974
5% 3/1/30	355,000	409,690
Series 2021 B:
5% 2/1/29	475,000	538,199
5% 2/1/30	395,000	455,225
Series 2021 C:
5% 3/15/29	595,000	675,587
5% 3/15/30	595,000	687,105
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	345,000	364,943
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/25	350,000	364,586
5% 1/1/26	415,000	441,515
5% 1/1/27	955,000	1,035,102
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	75,000	65,332
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	35,000	35,478
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/29	585,000	667,574
5% 12/15/30	530,000	614,227
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	130,000	54,392
(Infrastructure Projs.) Series 2022 A, 5% 2/15/39	195,000	219,796
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	110,000	114,044
5% 2/15/34	20,000	20,406
Series 2019, 5% 2/15/29	245,000	255,619
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	230,000	237,175
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	260,000	263,908
6% 12/1/29	270,000	274,814
6% 12/1/30	290,000	295,295
6% 12/1/31	310,000	314,990
TOTAL OHIO		21,805,099
Oklahoma - 0.2%
Norman Reg'l. Hosp. Auth. Hosp. Rev. Series 2019, 3.25% 9/1/38	2,015,000	1,601,527
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (d)	115,000	116,518
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	65,000	68,661
5% 10/1/29	70,000	73,905
5% 10/1/36	50,000	52,667
5% 10/1/39	100,000	105,227
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	180,000	174,283
TOTAL OKLAHOMA		2,192,788
Oregon - 1.4%
Beaverton School District Series 2022 A:
0% 6/15/41	4,250,000	1,780,720
0% 6/15/42	4,155,000	1,651,539
Oregon Gen. Oblig. Series 2022 A:
5% 5/1/40	3,330,000	3,734,016
5% 12/1/52	670,000	698,940
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	235,000	232,266
Series 2019 A, 4% 7/1/50	420,000	420,523
Series 2020 A, 3% 7/1/52	1,165,000	1,128,988
Port of Portland Arpt. Rev.:
Series 2020 27A, 5% 7/1/45 (d)	785,000	801,249
Series 2022 28:
5% 7/1/41 (d)	1,760,000	1,823,009
5% 7/1/52 (d)	1,480,000	1,501,869
Salem Hosp. Facility Auth. Rev.:
(Salem Health Projs.) Series 2019 A, 3% 5/15/49	1,380,000	983,200
Series 2016 A, 4% 5/15/41	260,000	250,101
TOTAL OREGON		15,006,420
Pennsylvania - 6.3%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/32 (d)	3,940,000	4,257,936
5% 1/1/33 (d)	4,640,000	4,985,174
5% 1/1/51 (d)	2,730,000	2,757,304
5% 1/1/56 (d)	1,655,000	1,665,366
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	220,000	181,524
4% 12/1/41	335,000	243,411
4.25% 12/1/50	375,000	257,164
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	150,000	151,884
5% 7/1/34	20,000	20,001
5% 7/1/38	395,000	383,434
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A, 5% 7/1/35	730,000	736,745
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	50,000	54,517
5% 7/15/29	80,000	88,225
5% 7/15/32	50,000	54,955
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/26	515,000	549,799
5% 6/1/28	275,000	303,361
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/28	55,000	57,819
5% 6/1/29	60,000	62,868
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	815,000	749,829
Series 2017:
5% 7/1/28	105,000	105,779
5% 7/1/29	400,000	403,198
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	75,000	62,882
Series 2019, 5% 7/1/49	285,000	234,860
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	125,000	125,191
4% 7/15/35	130,000	128,514
4% 7/15/37	255,000	246,757
5% 7/15/25	20,000	20,738
5% 7/15/26	65,000	68,314
5% 7/15/27	105,000	111,276
5% 7/15/28	80,000	85,246
5% 7/15/29	85,000	90,228
5% 7/15/30	110,000	116,473
5% 7/15/31	75,000	79,223
5% 7/15/32	80,000	84,359
5% 7/15/34	85,000	89,098
5% 7/15/36	255,000	264,530
5% 7/15/38	305,000	310,843
5% 7/15/43	355,000	361,818
Lehigh County Gen. Purp. Auth. Rev.:
(Muhlenberg College Proj.) Series 2017, 5% 2/1/39	130,000	132,168
Series 2021 A, 4% 11/1/51	3,835,000	3,146,511
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 4% 7/1/49	5,000,000	4,355,861
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	50,000	52,861
5% 7/1/27	50,000	52,800
5% 7/1/28	50,000	52,623
5% 7/1/34	185,000	190,006
5% 7/1/36	100,000	101,904
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/23	20,000	20,153
5% 10/1/24	60,000	60,992
5% 10/1/25	55,000	55,426
5% 10/1/27	25,000	25,176
Series 2016 A:
5% 10/1/28	75,000	75,822
5% 10/1/29	130,000	131,395
5% 10/1/31	230,000	232,098
5% 10/1/36	415,000	412,356
5% 10/1/40	205,000	198,296
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	40,000	41,285
Series 2018 A, 4% 8/15/48	645,000	589,070
Series 2016 A, 5% 8/15/46	1,515,000	1,521,884
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 2.15%, tender 7/1/24 (b)(d)	935,000	900,645
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	175,000	181,744
Series 2017:
5% 5/1/35	65,000	68,217
5% 5/1/37	80,000	83,220
5% 5/1/41	360,000	370,354
Series 2016:
5% 5/1/28	25,000	26,356
5% 5/1/32	65,000	68,008
5% 5/1/33	85,000	88,789
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	105,000	104,055
Series 2021 134 A, 3% 10/1/49	5,000,000	4,884,988
Series 2021 134B, 5% 4/1/27 (d)	395,000	417,226
Series 2021 137, 3% 10/1/51	1,150,000	1,096,180
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2021 B, 5% 12/1/46	2,645,000	2,791,623
Series 2021 C:
5% 12/1/27	220,000	242,981
5% 12/1/28	215,000	241,015
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	50,000	52,351
5% 7/1/26	50,000	53,303
5% 7/1/27	40,000	43,340
Series 2017 B:
5% 7/1/23 (d)	75,000	75,498
5% 7/1/26 (d)	150,000	157,218
5% 7/1/27 (d)	125,000	131,883
5% 7/1/28 (d)	150,000	157,594
5% 7/1/29 (d)	115,000	120,601
5% 7/1/32 (d)	150,000	156,562
5% 7/1/33 (d)	115,000	119,810
5% 7/1/34 (d)	205,000	212,845
5% 7/1/37 (d)	230,000	235,838
5% 7/1/42 (d)	685,000	694,314
5% 7/1/47 (d)	1,165,000	1,149,744
Series 2021:
5% 7/1/26 (d)	3,765,000	3,946,179
5% 7/1/27 (d)	5,190,000	5,504,479
5% 7/1/28 (d)	550,000	587,938
5% 7/1/34 (d)	1,100,000	1,176,961
5% 7/1/35 (d)	590,000	626,316
5% 7/1/51 (d)	1,000,000	1,010,509
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	400,000	402,379
Philadelphia School District:
Series 2016 D:
5% 9/1/25	445,000	467,161
5% 9/1/26	465,000	494,916
5% 9/1/27	490,000	523,449
5% 9/1/28	410,000	437,695
Series 2016 F:
5% 9/1/28	710,000	756,185
5% 9/1/29	460,000	489,267
Series 2018 A:
5% 9/1/36	95,000	101,609
5% 9/1/37	55,000	58,585
5% 9/1/38	90,000	95,594
Series 2018 B, 5% 9/1/43	130,000	136,531
Series 2019 A:
4% 9/1/35	385,000	384,422
5% 9/1/30	400,000	442,411
5% 9/1/31	320,000	353,360
5% 9/1/34	185,000	202,548
Series F, 5% 9/1/30	345,000	365,724
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/34	1,055,000	1,160,891
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	200,000	216,203
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	140,000	134,396
4% 6/1/49	335,000	309,630
5% 6/1/44	245,000	253,158
5% 6/1/49	390,000	400,153
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	65,000	67,517
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	280,000	285,519
5% 8/1/48	1,225,000	1,235,353
TOTAL PENNSYLVANIA		69,552,670
Puerto Rico - 1.5%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
5% 7/1/33 (e)	400,000	386,378
5% 7/1/37 (e)	1,695,000	1,600,901
Series 2022 A, 4% 7/1/42 (e)	1,690,000	1,354,495
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	8,240,022	4,454,231
4% 7/1/33	1,927,686	1,671,419
4% 7/1/35	695,000	584,904
5.625% 7/1/27	201,149	204,944
5.625% 7/1/29	1,000,434	1,023,657
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2018 A1, 0% 7/1/31	8,088,000	5,268,700
TOTAL PUERTO RICO		16,549,629
Rhode Island - 1.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	420,000	408,701
5% 9/1/36	355,000	326,839
Series 2016, 5% 5/15/39	320,000	321,395
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2022 A, 5% 9/1/33	7,000,000	8,411,445
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	75,000	75,118
Series 2021 74, 3% 4/1/49	640,000	622,264
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	175,000	173,041
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (d)	70,000	68,005
5% 12/1/24 (d)	225,000	230,641
5% 12/1/28 (d)	500,000	539,271
TOTAL RHODE ISLAND		11,176,720
South Carolina - 0.6%
Charleston County Arpt. District Series 2019, 5% 7/1/43	145,000	150,713
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	140,000	146,601
5% 12/1/28	285,000	298,238
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	115,000	115,330
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	365,000	391,423
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	55,000	57,577
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 A:
5% 12/1/29	150,000	157,790
5% 12/1/38	15,000	15,244
Series 2016 B:
5% 12/1/31	55,000	58,162
5% 12/1/41	765,000	777,670
Series A, 5% 12/1/23 (Escrowed to Maturity)	385,000	392,042
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	945,000	859,136
4% 4/15/48	660,000	581,703
5% 4/15/48	2,265,000	2,306,646
TOTAL SOUTH CAROLINA		6,308,275
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	35,000	37,876
Series 2017:
5% 7/1/26	15,000	15,970
5% 7/1/28	15,000	16,321
5% 7/1/29	30,000	32,635
Series 2020 A, 3% 9/1/45	730,000	544,019
TOTAL SOUTH DAKOTA		646,821
Tennessee - 2.1%
Chattanooga Health Ed. & Hsg. Facility Board Rev. Series 2019 A1, 4% 8/1/44	610,000	525,861
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/41	560,000	557,195
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	30,000	33,452
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018, 5% 7/1/37 (d)	235,000	243,535
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (d)	130,000	131,735
Series 2019 B:
5% 7/1/38 (d)	965,000	1,006,048
5% 7/1/54 (d)	300,000	301,782
Series 2022 B:
5% 7/1/52 (d)	3,250,000	3,295,549
5.5% 7/1/39 (d)	2,000,000	2,177,929
5.5% 7/1/40 (d)	2,000,000	2,166,673
5.5% 7/1/42 (d)	3,500,000	3,764,902
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C:
5% 1/1/27	3,010,000	3,281,497
5% 1/1/30	3,525,000	4,035,061
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A, 4% 10/1/49	485,000	373,777
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	805,000	782,532
Series 2021 3A, 3% 1/1/52	310,000	299,810
TOTAL TENNESSEE		22,977,338
Texas - 4.7%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	50,000	51,426
5% 11/15/27 (d)	65,000	66,728
5% 11/15/28 (d)	75,000	76,866
5% 11/15/39 (d)	275,000	277,681
Series 2017 B:
5% 11/15/28 (d)	50,000	52,492
5% 11/15/30 (d)	80,000	83,625
5% 11/15/32 (d)	60,000	62,557
5% 11/15/35 (d)	65,000	67,151
5% 11/15/36 (d)	105,000	108,176
5% 11/15/37 (d)	70,000	71,946
5% 11/15/41 (d)	290,000	295,263
Austin Wtr. & Wastewtr. Sys. Rev. Series 2022:
5% 11/15/37	1,000,000	1,136,562
5% 11/15/38	1,250,000	1,414,235
5% 11/15/39	1,750,000	1,967,908
5% 11/15/40	2,000,000	2,234,957
5% 11/15/41	2,000,000	2,221,596
5% 11/15/42	3,000,000	3,322,116
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	65,000	67,492
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	25,000	26,422
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	50,000	52,844
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	295,000	311,781
Series 2021 C, 5% 1/1/27	1,055,000	1,107,657
Dallas Fort Worth Int'l. Arpt. Rev. Series 2022 B, 5% 11/1/37	3,000,000	3,326,129
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	585,000	614,911
El Paso Independent School District Series 2020:
5% 8/15/25	220,000	233,096
5% 8/15/26	380,000	411,065
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (b)	525,000	466,809
Grand Parkway Trans. Corp. Series 2018 A, 5% 10/1/38	160,000	169,984
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
(Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	70,000	73,689
Series 2021 A, 3% 10/1/51	1,000,000	708,085
Harris County Flood Cont. District Series 2021 A:
5% 10/1/28	500,000	562,322
5% 10/1/29	500,000	571,360
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	150,000	138,884
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	255,000	214,975
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	585,000	614,329
Houston Arpt. Sys. Rev.:
Series 2018 A, 5% 7/1/41 (d)	880,000	901,985
Series 2018 C:
5% 7/1/29 (d)	100,000	106,356
5% 7/1/30 (d)	105,000	111,585
5% 7/1/31 (d)	75,000	79,617
5% 7/1/32 (d)	90,000	95,363
Houston Gen. Oblig. Series 2017 A:
5% 3/1/31	235,000	253,848
5% 3/1/32	100,000	107,861
Houston Util. Sys. Rev.:
Series 2016 B, 5% 11/15/33	140,000	149,854
Series 2020 C:
4% 11/15/43	1,030,000	990,848
4% 11/15/49	1,030,000	951,014
5% 11/15/45	1,030,000	1,101,061
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	25,000	26,309
5% 10/15/30	95,000	99,298
5% 10/15/32	50,000	52,111
5% 10/15/36	35,000	36,018
5% 10/15/37	55,000	56,393
5% 10/15/38	80,000	81,877
5% 10/15/44	80,000	81,104
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	50,000	52,128
5% 11/1/27 (d)	110,000	114,362
5% 11/1/28 (d)	165,000	171,120
5% 11/1/29 (d)	100,000	103,390
5% 11/1/32 (d)	185,000	190,880
Series 2017:
5% 11/1/24 (d)	50,000	51,446
5% 11/1/25 (d)	50,000	52,160
5% 11/1/26 (d)	50,000	52,835
5% 11/1/27 (d)	50,000	52,640
5% 11/1/28 (d)	90,000	94,443
5% 11/1/29 (d)	65,000	67,932
5% 11/1/30 (d)	50,000	52,244
5% 11/1/31 (d)	115,000	120,021
5% 11/1/32 (d)	130,000	135,495
5% 11/1/33 (d)	50,000	52,021
5% 11/1/34 (d)	50,000	51,829
5% 11/1/36 (d)	50,000	51,450
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2020:
5% 5/15/25	295,000	308,111
5% 5/15/26	370,000	393,590
5% 5/15/27	440,000	475,757
Series 2015 D:
5% 5/15/28	110,000	114,971
5% 5/15/30	255,000	266,451
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	40,000	43,620
5% 8/15/29	100,000	108,461
5% 8/15/47	115,000	117,731
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	35,000	36,827
5% 4/1/30	175,000	183,983
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	50,000	52,930
5% 1/1/33	60,000	64,349
5% 1/1/34	75,000	80,280
5% 1/1/34	150,000	174,692
5% 1/1/35	110,000	117,246
5% 1/1/36	305,000	323,209
5% 1/1/37	405,000	426,347
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	20,000	21,017
5% 1/1/31	30,000	31,486
Series 2015 A, 5% 1/1/32	170,000	175,464
Series 2016 A, 5% 1/1/36	65,000	68,127
Series 2017 A:
5% 1/1/38	20,000	20,014
5% 1/1/38 (Pre-Refunded to 1/1/23 @ 100)	145,000	145,000
5% 1/1/39	1,650,000	1,730,375
Series 2018:
4% 1/1/37	625,000	625,230
4% 1/1/38	1,280,000	1,268,006
San Antonio Independent School District Series 2016, 5% 8/15/31	220,000	237,354
San Antonio Wtr. Sys. Rev. Series 2020 A, 5% 5/15/50	625,000	660,782
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	20,000	21,716
5% 10/1/30	35,000	37,865
5% 10/1/31	30,000	32,331
5% 10/1/39	65,000	68,913
5% 10/1/40	50,000	52,899
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 4% 2/15/35	255,000	256,939
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	1,077,249	958,971
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	260,000	260,829
Series A, 3.5% 3/1/51	290,000	285,732
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	210,000	200,790
4% 6/30/39	530,000	490,857
4% 6/30/40	440,000	402,778
Series 2013, 6.75% 6/30/43 (d)	760,000	772,075
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/31	165,000	177,595
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	2,970,000	2,703,162
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	585,000	618,900
Series 2020:
3% 10/15/38	1,000,000	879,477
5% 8/1/30	295,000	341,697
Series 2022, 4.45% 10/15/36	3,000,000	3,204,150
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/33	205,000	216,965
5% 2/15/34	255,000	269,727
5% 2/15/36	150,000	158,115
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	105,000	113,548
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C, 5% 8/15/31	880,000	1,040,244
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	105,000	113,530
Weatherford Independent School District Series 2002, 0% 2/15/33	350,000	244,121
TOTAL TEXAS		52,127,353
Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/25 (d)	100,000	103,776
5% 7/1/27 (d)	215,000	228,119
5% 7/1/29 (d)	190,000	199,975
5% 7/1/30 (d)	140,000	147,310
5% 7/1/31 (d)	265,000	278,586
5% 7/1/33 (d)	205,000	214,347
5% 7/1/35 (d)	205,000	212,642
5% 7/1/36 (d)	275,000	284,198
5% 7/1/37 (d)	690,000	710,349
5% 7/1/42 (d)	1,240,000	1,261,886
Series 2018 A:
5% 7/1/33 (d)	485,000	511,539
5.25% 7/1/48 (d)	355,000	363,279
Utah County Hosp. Rev. Series 2020 A, 5% 5/15/50	295,000	304,873
TOTAL UTAH		4,820,879
Vermont - 0.2%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	230,000	222,324
5% 10/15/46	290,000	272,706
(Middlebury College Proj.) Series 2020, 5% 11/1/49	625,000	663,634
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	380,000	363,704
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A:
5% 6/15/27 (d)	295,000	312,585
5% 6/15/29 (d)	500,000	524,982
Series 2020 A, 5% 6/15/28 (d)	295,000	308,657
TOTAL VERMONT		2,668,592
Virginia - 0.6%
Arlington County Series 2021, 5% 6/15/28	1,340,000	1,504,942
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	235,000	241,808
5% 6/15/30	65,000	66,302
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	2,250,000	1,553,247
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	30,000	29,100
Series 2016:
4% 6/15/37	35,000	33,396
5% 6/15/27	75,000	79,148
5% 6/15/30	30,000	31,343
5% 6/15/33	20,000	20,721
5% 6/15/34	40,000	41,335
5% 6/15/35	110,000	113,120
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	45,000	49,680
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	675,000	694,587
Virginia Small Bus. Fing. Auth. (Elizabeth River Crossings OpCo, LLC Proj.) Series 2022:
4% 1/1/35 (d)	955,000	925,079
4% 7/1/35 (d)	720,000	693,011
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	125,000	131,336
5% 1/1/34	75,000	78,081
5% 1/1/35	75,000	77,720
5% 1/1/44	50,000	50,251
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	240,000	228,993
TOTAL VIRGINIA		6,643,200
Washington - 2.3%
City of Olympia Series 2019, 2% 12/1/30	1,265,000	1,122,949
King County Hsg. Auth. Rev. Series 2021:
4% 6/1/26	165,000	169,212
4% 6/1/28	105,000	108,275
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/25	85,000	87,911
Series 2016 B:
5% 10/1/28 (d)	175,000	183,892
5% 10/1/30 (d)	100,000	104,206
Series 2019 A, 4% 4/1/44 (d)	185,000	164,106
Series 2019:
5% 4/1/35 (d)	2,200,000	2,325,871
5% 4/1/44 (d)	440,000	450,927
Series 2021 C:
5% 8/1/24 (d)	575,000	588,604
5% 8/1/25 (d)	465,000	483,995
5% 8/1/26 (d)	640,000	674,102
5% 8/1/27 (d)	395,000	420,183
5% 8/1/28 (d)	1,105,000	1,184,530
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	255,000	231,971
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25 (Pre-Refunded to 6/1/23 @ 100)	285,000	287,206
5% 12/1/27 (Pre-Refunded to 6/1/23 @ 100)	210,000	211,625
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/58 (Assured Guaranty Muni. Corp. Insured)	1,940,000	1,299,847
Series 2021, 4% 7/1/31	4,190,000	3,832,373
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/34	210,000	218,311
Series 2017 D, 5% 2/1/33	180,000	194,163
Series 2018 C, 5% 8/1/30	340,000	370,837
Series 2022 C, 5% 2/1/41	3,790,000	4,172,396
Series 2022 D:
4% 7/1/36	850,000	878,825
4% 7/1/37	590,000	605,420
Series R-2017 A, 5% 8/1/30	105,000	112,569
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	40,000	41,724
5% 7/1/27	80,000	85,430
5% 7/1/28	95,000	101,950
5% 7/1/29	35,000	37,270
5% 7/1/30	45,000	47,693
5% 7/1/31	55,000	58,003
5% 7/1/32	100,000	105,140
5% 7/1/33	145,000	152,011
5% 7/1/34	35,000	36,555
5% 7/1/42	485,000	488,384
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	260,000	261,105
Series 2015, 5% 1/1/27 (Pre-Refunded to 7/1/25 @ 100)	115,000	121,542
Series 2017, 4% 8/15/42	605,000	545,277
Series 2019 A2, 5% 8/1/44	340,000	340,603
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	1,270,000	898,615
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/27	110,000	114,632
5% 10/1/28	110,000	114,616
5% 10/1/35	115,000	117,346
5% 10/1/36	175,000	178,066
5% 10/1/40	170,000	171,396
Series 2019, 4% 10/1/49	735,000	600,382
TOTAL WASHINGTON		25,102,046
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	80,000	83,836
5% 1/1/32	70,000	73,208
West Virginia Parkways Auth. Series 2021:
5% 6/1/25	295,000	309,285
5% 6/1/26	295,000	315,428
5% 6/1/27	295,000	320,854
5% 6/1/28	440,000	486,537
TOTAL WEST VIRGINIA		1,589,148
Wisconsin - 1.3%
Pub. Fin. Auth. Edl. Facilities:
Series 2018 A:
5.25% 10/1/43	470,000	458,480
5.25% 10/1/48	470,000	448,145
Series 2022 A:
5.25% 3/1/42	295,000	296,665
5.25% 3/1/47	2,175,000	2,164,771
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	690,000	701,134
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (e)	45,000	44,583
5% 5/15/28 (e)	70,000	67,539
5.25% 5/15/37 (e)	20,000	18,316
5.25% 5/15/42 (e)	415,000	367,033
5.25% 5/15/47 (e)	25,000	21,419
5.25% 5/15/52 (e)	45,000	37,819
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (e)	45,000	38,741
5% 10/1/48 (e)	60,000	49,988
5% 10/1/53 (e)	90,000	73,451
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (e)	100,000	94,788
Series 2018 A, 5% 12/1/27	1,000,000	1,026,022
Series 2021 A:
3% 7/1/50	655,000	460,808
4.5% 6/1/56 (e)	2,330,000	1,686,714
Series 2021 B, 6.5% 6/1/56 (e)	625,000	495,226
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/36	1,840,000	2,017,600
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	255,000	262,912
Series 2014, 4% 5/1/33	180,000	180,326
Series 2016 A:
5% 2/15/28	120,000	124,928
5% 2/15/29	155,000	160,930
5% 2/15/30	170,000	176,262
Series 2017 A:
5% 9/1/29 (Pre-Refunded to 9/1/27 @ 100)	295,000	322,469
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	50,000	54,656
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	85,000	92,915
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	95,000	103,846
Series 2018, 5% 4/1/34	585,000	639,804
Series 2019 A:
5% 11/1/26	105,000	102,497
5% 11/1/46	300,000	247,078
Series 2019 B1, 2.825% 11/1/28	100,000	88,423
Series 2019 B2, 2.55% 11/1/27	60,000	56,290
Series 2019:
5% 10/1/30	120,000	132,022
5% 10/1/32	250,000	273,156
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	440,000	425,471
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	80,000	76,154
0.81%, tender 5/1/25 (b)	265,000	249,730
TOTAL WISCONSIN		14,339,111
TOTAL MUNICIPAL BONDS (Cost $1,027,291,178)		985,308,801

Money Market Funds - 10.8%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 3.72% (h)(i) (Cost $119,418,572)	119,394,702	119,418,566

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $1,146,709,750)	1,104,727,367
NET OTHER ASSETS (LIABILITIES) - 0.2%	1,678,026
NET ASSETS - 100.0%	1,106,405,393

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,808,744 or 0.9% of net assets.

(f)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(g)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 3.72%	98,408,440	796,181,017	775,170,881	963,013	9,839	(9,849)	119,418,566	4.8%
Total	98,408,440	796,181,017	775,170,881	963,013	9,839	(9,849)	119,418,566

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	985,308,801	-	985,308,801	-

Money Market Funds	119,418,566	119,418,566	-	-
Total Investments in Securities:	1,104,727,367	119,418,566	985,308,801	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,027,291,178)	$985,308,801
Fidelity Central Funds (cost $119,418,572)	119,418,566

Total Investment in Securities (cost $1,146,709,750)		$1,104,727,367
Cash		649,017
Receivable for investments sold		582
Receivable for fund shares sold		2,050,290
Interest receivable		11,184,726
Distributions receivable from Fidelity Central Funds		359,402
Prepaid expenses		717
Receivable from investment adviser for expense reductions		14,741
Other receivables		870
Total assets		1,118,987,712
Liabilities
Payable for investments purchased on a delayed delivery basis	$7,995,078
Payable for fund shares redeemed	1,518,044
Distributions payable	2,692,123
Accrued management fee	318,407
Other payables and accrued expenses	58,667
Total Liabilities		12,582,319
Net Assets		$1,106,405,393
Net Assets consist of:
Paid in capital		$1,163,218,041
Total accumulated earnings (loss)		(56,812,648)
Net Assets		$1,106,405,393
Net Asset Value , offering price and redemption price per share ($1,106,405,393 ÷ 115,504,845 shares)		$9.58

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$37,502,193
Income from Fidelity Central Funds		961,511
Total Income		38,463,704
Expenses
Management fee	$5,308,621
Custodian fees and expenses	17,178
Independent trustees' fees and expenses	5,208
Registration fees	350,627
Audit	62,271
Legal	1,449
Miscellaneous	11,732
Total expenses before reductions	5,757,086
Expense reductions	(281,956)
Total expenses after reductions		5,475,130
Net Investment income (loss)		32,988,574
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(15,110,738)
Redemptions in-kind with affiliated entities	(126,836,694)
Fidelity Central Funds	9,839
Capital gain distributions from Fidelity Central Funds	1,502
Total net realized gain (loss)		(141,936,091)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(149,971,238)
Fidelity Central Funds	(9,849)
Total change in net unrealized appreciation (depreciation)		(149,981,087)
Net gain (loss)		(291,917,178)
Net increase (decrease) in net assets resulting from operations		$(258,928,604)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,988,574	$39,942,963
Net realized gain (loss)	(141,936,091)	3,793,062
Change in net unrealized appreciation (depreciation)	(149,981,087)	2,185,929
Net increase (decrease) in net assets resulting from operations	(258,928,604)	45,921,954
Distributions to shareholders	(32,731,153)	(43,142,512)
Share transactions
Proceeds from sales of shares	4,264,535,013	1,513,803,032
Reinvestment of distributions	9,870,551	2,644,935
Cost of shares redeemed	(5,389,446,258)	(592,173,845)
Net increase (decrease) in net assets resulting from share transactions	(1,115,040,694)	924,274,122
Total increase (decrease) in net assets	(1,406,700,451)	927,053,564

Net Assets
Beginning of period	2,513,105,844	1,586,052,280
End of period	$1,106,405,393	$2,513,105,844

Other Information
Shares
Sold	430,605,180	138,993,500
Issued in reinvestment of distributions	983,117	243,126
Redeemed	(547,031,720)	(54,481,538)
Net increase (decrease)	(115,443,423)	84,755,088

Financial Highlights
Fidelity® SAI Municipal Income Fund

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$10.88	$10.85	$10.70	$10.20	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.218	.203	.265	.296	.074
Net realized and unrealized gain (loss)	(1.297)	.048	.183	.564	.193
Total from investment operations	(1.079)	.251	.448	.860	.267
Distributions from net investment income	(.221)	(.207)	(.266)	(.296)	(.066)
Distributions from net realized gain	-	(.014)	(.032)	(.064)	(.001)
Total distributions	(.221)	(.221)	(.298)	(.360)	(.067)
Net asset value, end of period	$9.58	$10.88	$10.85	$10.70	$10.20
Total Return D,E	(9.94)%	2.33%	4.27%	8.51%	2.67%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.38%	.36%	.37%	.44%	.59% H,I
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36% I
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36% I
Net investment income (loss)	2.16%	1.87%	2.49%	2.80%	2.90% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,106,405	$2,513,106	$1,586,052	$1,258,733	$1,108,493
Portfolio turnover rate J	26% K	4%	17%	21%	7% K,L

A For the period October 2, 2018 (commencement of operations) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Audit fees are not annualized.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L Amount not annualized.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity SAI Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of Operations. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$12,740,879
Gross unrealized depreciation	(54,460,654)
Net unrealized appreciation (depreciation)	$(41,719,775)
Tax Cost	$1,146,447,142

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$4,613
Undistributed ordinary income	$65
Capital loss carryforward	$(15,097,553)
Net unrealized appreciation (depreciation) on securities and other investments	$(41,719,775)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(8,962,728)
Long-term	(6,134,825)
Total capital loss carryforward	$(15,097,553)

Due to large redemptions in the period, Fidelity SAI Municipal Income Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods.   If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Tax-exempt Income	$32,731,153	$39,905,156
Long-term Capital Gains	-	3,237,356
Total	$32,731,153	$43,142,512

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Municipal Income Fund	697,419,253	380,468,108
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity SAI Municipal Income Fund	157,700,518	(126,836,694)	1,510,770,968

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Municipal Income Fund	$3,221

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through April 30, 2024. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $249,359.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,525.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $31,072.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2022 and for the period October 2, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 and for the period October 2, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 295 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® SAI Municipal Income Fund	.36%
Actual		$ 1,000	$ 1,002.20	$ 1.82
Hypothetical- B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

During fiscal year ended 2022, 100% of the fund's income dividends was free from federal income tax, and 19.61% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services . The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family . The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance . The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also receives and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio . The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median for 2021 and below the ASPG competitive median for 2021.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.36% through April 30, 2023.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability . The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale . The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board . In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.9887613.104
SIM-ANN-0323
Fidelity® International Bond Index Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Life of Fund A
Fidelity® International Bond Index Fund	-10.84%	-3.09%

A     From October 10, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Index Fund, on October 10, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD) performed over the same period.

10,500
10,250
10,000
9,750
9,500
9,250
$9,000
2019
2020
2021
2022

Period Ending Values

$9,036 Fidelity® International Bond Index Fund

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for most of 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other global central banks to aggressively tighten monetary policy. This led to a broad retreat from risk and declining prices for both stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. Against this backdrop, global investment-grade bonds returned -14.22% in 2022, according to the Bloomberg Global Aggregate Credit Index (Hedged USD). For the full year, all major bond-market segments and maturity ranges experienced rising yields and falling prices. U.S credit outperformed European and most other regional credit, higher-rated bonds outperformed lower-rated securities, and shorter-duration debt outpaced longer-duration bonds. For most of the year, corporate-backed bonds materially underperformed government-backed bonds in an environment of widening credit spreads, but corporates rebounded strongly during the late-year market rally.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year ending December 31, 2022, the fund returned -10.84%, slightly trailing, net of fees, the -10.35% result of the benchmark, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (USD Hedged), a multicurrency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed and emerging-markets issuers, while excluding U.S.-dollar-denominated debt. Our goal is to produce monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (more than 12,400), we use "stratified sampling techniques" in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index, including maturity, duration, sector allocation, credit quality and other factors. Returns for most international bonds were solidly negative in 2022, as major central banks across the world raised interest rates to tame inflation. This pushed up bond yields, which move inversely to prices. For the year, the fund lagged the benchmark primarily due to increased hedging costs for a subset of currencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Quality Diversification (% of Fund's net assets)

Percentages shown as 0.0% may reflect amounts less than 0.05%.

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 95.3%
Futures - 0.8%
Foreign Currency Contracts - (92.5)%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Nonconvertible Bonds - 29.3%
		Principal Amount (a)	Value ($)
Australia - 0.8%
National Australia Bank Ltd.:
2.125% 5/24/28 (Reg. S)	EUR	160,000	159,119
2.347% 8/30/29	EUR	130,000	129,613
New South Wales Treasury Corp.:
1% 2/8/24	AUD	1,099,000	726,100
1.25% 3/20/25 (Reg. S)	AUD	803,000	516,792
2% 3/20/31	AUD	1,106,000	619,722
3% 4/20/29 (Reg. S)	AUD	860,000	541,981
Western Australia Treasury Corp.:
2.5% 7/23/24	AUD	1,531,000	1,020,522
3% 10/21/26	AUD	1,842,000	1,209,300
TOTAL AUSTRALIA			4,923,149
Austria - 0.1%
Autobahn Schnell AG 0.1% 7/16/35 (Reg. S)	EUR	140,000	103,210
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 0.1% 5/12/31	EUR	300,000	246,327
Erste Group Bank AG 0.25% 9/14/29 (Reg. S)	EUR	100,000	83,003
Oesterreichische Kontrollbank AG 0.5% 12/15/25 (Reg. S)	GBP	152,000	164,310
OMV AG 2.375% 4/9/32 (Reg. S)	EUR	76,000	71,964
Raiffeisen International Bank-Holding AG 1% 12/4/23 (Reg. S)	EUR	200,000	208,251
TOTAL AUSTRIA			877,065
Bailiwick of Jersey - 0.0%
AA Bond Co. Ltd. 4.875% 7/31/43 (Reg. S)	GBP	128,000	146,448
Heathrow Funding Ltd. 3.661% 1/13/33	CAD	215,000	140,034
TOTAL BAILIWICK OF JERSEY			286,482
Belgium - 0.2%
Anheuser-Busch InBev SA NV:
1.5% 4/18/30 (Reg. S)	EUR	49,000	45,346
2% 3/17/28 (Reg. S)	EUR	32,000	31,723
2.25% 5/24/29 (Reg. S)	GBP	53,000	55,201
3.7% 4/2/40 (Reg. S)	EUR	131,000	129,225
Belfius Bank SA/NV 0% 8/28/26 (Reg. S)	EUR	100,000	94,239
Fluvius System Operator CVBA 0.25% 6/14/28 (Reg. S)	EUR	100,000	87,869
KBC Group NV:
0.125% 1/14/29 (Reg. S) (b)	EUR	100,000	86,166
0.5% 12/3/29 (b)	EUR	100,000	96,512
1.125% 1/25/24 (Reg. S)	EUR	500,000	524,598
TOTAL BELGIUM			1,150,879
Canada - 2.4%
407 International, Inc.:
2.84% 3/7/50	CAD	73,000	37,265
3.65% 9/8/44	CAD	295,000	179,678
Altalink LP 3.717% 12/3/46	CAD	338,000	209,720
Bank of Montreal 3.19% 3/1/28	CAD	65,000	44,778
Bank of Nova Scotia:
0.25% 1/11/24 (Reg. S)	EUR	797,000	827,056
1.375% 12/5/23 (Reg. S)	GBP	134,000	157,038
3.1% 2/2/28	CAD	85,000	58,404
Bell Canada 4.45% 2/27/47	CAD	40,000	25,169
Canada Housing Trust No. 1:
1.6% 12/15/31 (c)	CAD	320,000	198,216
1.9% 9/15/26 (c)	CAD	480,000	331,313
Canadian Imperial Bank of Commerce:
0.01% 4/30/29 (Reg. S)	EUR	3,019,000	2,614,074
1.7% 7/15/26	CAD	498,000	328,577
2.43% 6/9/23	CAD	91,000	66,428
Canadian National Railway Co. 3.6% 8/1/47	CAD	229,000	136,680
Choice Properties REIT 4.178% 3/8/28	CAD	128,000	89,704
CI Financial Corp. 3.759% 5/26/25	CAD	513,000	363,739
CPPIB Capital, Inc. 1.25% 12/7/27 (Reg. S)	GBP	544,000	563,254
CU, Inc. 3.548% 11/22/47	CAD	280,000	163,879
Enbridge Gas, Inc. 3.65% 4/1/50	CAD	290,000	168,252
Enbridge Pipelines, Inc. 4.13% 8/9/46	CAD	766,000	448,325
EPCOR Utilities, Inc. 3.554% 11/27/47	CAD	571,000	339,673
Fairfax Financial Holdings Ltd. 4.7% 12/16/26	CAD	234,000	168,089
Greater Toronto Airports Authority 2.75% 10/17/39	CAD	516,000	289,436
Hydro One, Inc.:
0.71% 1/16/23	CAD	127,000	93,669
1.69% 1/16/31	CAD	417,000	249,550
3.02% 4/5/29	CAD	30,000	20,466
Hydro-Quebec:
4% 2/15/63	CAD	270,000	190,655
5% 2/15/50	CAD	50,000	41,276
Inter Pipeline Ltd. 4.232% 6/1/27	CAD	1,526,000	1,077,588
Keyera Corp. 3.959% 5/29/30	CAD	991,000	662,067
North West Redwater Partnership/NWR Financing Co. Ltd. 4.35% 1/10/39	CAD	641,000	424,736
Nova Scotia Province 3.45% 6/1/45	CAD	150,000	95,736
Ontario Power Generation, Inc.:
2.893% 4/8/25	CAD	390,000	276,240
3.215% 4/8/30	CAD	100,000	66,922
Ontario Teachers' Finance Trust 0.95% 11/24/51 (Reg. S)	EUR	110,000	63,832
Pembina Pipeline Corp.:
3.62% 4/3/29	CAD	80,000	54,272
4.74% 1/21/47	CAD	522,000	323,956
PSP Capital, Inc. 3.29% 4/4/24	CAD	520,000	378,659
Royal Bank of Canada:
0.25% 1/29/24 (Reg. S)	EUR	779,000	807,473
0.625% 9/10/25 (Reg. S)	EUR	756,000	752,309
2.609% 11/1/24	CAD	102,000	71,974
Shaw Communications, Inc. 2.9% 12/9/30	CAD	968,000	598,702
TELUS Corp. 3.95% 2/16/50	CAD	33,000	18,543
The Toronto-Dominion Bank:
1.707% 7/28/25 (Reg. S)	EUR	360,000	369,113
1.943% 3/13/25	CAD	252,000	174,100
2.496% 12/2/24	CAD	60,000	42,185
Toronto Hydro Corp. 2.43% 12/11/29	CAD	80,000	52,276
TransCanada PipeLines Ltd.:
3% 9/18/29	CAD	30,000	19,516
4.18% 7/3/48	CAD	33,000	19,089
4.35% 6/6/46	CAD	546,000	327,152
TOTAL CANADA			15,080,803
China - 6.9%
Agricultural Development Bank of China:
2.99% 8/11/26	CNY	31,790,000	4,644,021
3.52% 5/24/31	CNY	38,250,000	5,726,279
China Development Bank:
3.34% 7/14/25	CNY	49,780,000	7,344,130
3.41% 6/7/31	CNY	2,540,000	377,582
3.48% 1/8/29	CNY	62,240,000	9,284,628
3.5% 11/4/46	CNY	820,000	120,668
3.68% 2/26/26	CNY	27,100,000	4,046,129
3.7% 10/20/30	CNY	17,030,000	2,579,906
3.8% 1/25/36	CNY	550,000	84,108
Export-Import Bank of China:
3.22% 5/14/26	CNY	50,670,000	7,456,598
3.38% 7/16/31	CNY	8,990,000	1,332,868
TOTAL CHINA			42,996,917
Czech Republic - 0.0%
EP Infrastructure A/S 1.659% 4/26/24 (Reg. S)	EUR	110,000	103,347
Denmark - 0.2%
Danske Bank A/S:
0.01% 11/10/24 (Reg. S) (b)	EUR	261,000	270,464
0.5% 8/27/25 (Reg. S) (b)	EUR	140,000	140,430
2.5% 6/21/29 (Reg. S) (b)	EUR	126,000	129,443
Nykredit Realkredit A/S:
0.125% 7/10/24 (Reg. S)	EUR	130,000	131,264
0.5% 7/10/25 (Reg. S)	EUR	144,000	141,590
ORSTED A/S:
2.125% 5/17/27 (Reg. S)	GBP	104,000	112,644
2.5% 5/16/33 (Reg. S)	GBP	104,000	99,098
TOTAL DENMARK			1,024,933
Finland - 0.2%
Nordea Bank ABP:
1% 6/27/29 (Reg. S) (b)	EUR	135,000	135,147
2.5% 5/23/29 (Reg. S)	EUR	144,000	141,454
Nordea Mortgage Bank PLC:
1% 11/5/24 (Reg. S)	EUR	180,000	184,842
2.5% 9/14/32 (Reg. S)	EUR	110,000	110,354
OP Mortgage Bank PLC:
0.01% 11/19/30 (Reg. S)	EUR	180,000	149,909
1% 11/28/24 (Reg. S)	EUR	170,000	174,188
Pohjola Bank PLC:
0.1% 11/16/27 (Reg. S)	EUR	130,000	116,824
1.375% 9/4/26 (Reg. S)	GBP	160,000	165,959
TOTAL FINLAND			1,178,677
France - 3.3%
Aeroports de Paris SA 2.125% 10/2/26 (Reg. S)	EUR	500,000	504,868
Autoroutes du Sud de la France 2.75% 9/2/32 (Reg. S)	EUR	100,000	98,846
AXA SA:
1.875% 7/10/42 (Reg. S) (b)	EUR	153,000	122,048
3.375% 7/6/47 (Reg. S) (b)	EUR	100,000	99,009
Banque Federative du Credit Mutuel SA:
0.625% 11/19/27 (Reg. S)	EUR	100,000	90,645
0.875% 12/7/27 (Reg. S)	GBP	600,000	591,442
1% 7/16/26 (Reg. S)	GBP	100,000	104,907
1.25% 5/26/27 (Reg. S)	EUR	100,000	96,274
2.5% 5/25/28 (Reg. S)	EUR	300,000	291,268
2.625% 11/6/29 (Reg. S)	EUR	100,000	96,496
BNP Paribas SA:
0.875% 7/11/30 (Reg. S) (b)	EUR	100,000	85,091
1.25% 7/13/31 (Reg. S)	GBP	100,000	85,511
1.875% 12/14/27 (Reg. S)	GBP	200,000	202,503
2% 5/24/31 (Reg. S) (b)	GBP	200,000	205,792
2% 9/13/36 (Reg. S)	GBP	100,000	79,657
2.5% 3/31/32 (Reg. S) (b)	EUR	100,000	94,686
3.375% 1/23/26 (Reg. S)	GBP	550,000	624,196
BPCE SA:
0.25% 1/15/26 (Reg. S)	EUR	100,000	96,686
0.625% 9/26/24 (Reg. S)	EUR	500,000	509,139
1% 1/14/32 (Reg. S)	EUR	200,000	161,933
1.625% 1/31/28 (Reg. S)	EUR	100,000	94,085
2.5% 11/30/32 (Reg. S) (b)	GBP	100,000	97,529
BPCE SFH 0.01% 10/16/28 (Reg. S)	EUR	500,000	442,859
Caisse d'Amort de la Dette Sociale:
0% 2/25/28 (Reg. S)	EUR	600,000	545,583
0% 11/25/30 (Reg. S)	EUR	900,000	745,781
0% 5/25/31 (Reg. S)	EUR	300,000	245,384
0.125% 10/25/23 (Reg. S)	EUR	300,000	313,598
1.75% 11/25/27 (Reg. S)	EUR	500,000	500,275
Caisse Francaise de Finance:
0.125% 6/30/31 (Reg. S)	EUR	1,200,000	982,891
0.125% 2/15/36 (Reg. S)	EUR	900,000	632,506
Carrefour Banque SA 0.107% 6/14/25 (Reg. S)	EUR	200,000	196,278
CNP Assurances 2.5% 6/30/51 (Reg. S) (b)	EUR	100,000	86,749
Compagnie Financiere du Credit Mutuel:
0.875% 10/25/31 (Reg. S)	EUR	100,000	80,060
1.875% 10/25/29 (b)	EUR	100,000	100,969
Credit Agricole Home Loan SFH 1.5% 9/28/38	EUR	300,000	247,602
Credit Agricole SA:
0.375% 4/20/28 (Reg. S)	EUR	100,000	87,809
1% 9/18/25 (Reg. S)	EUR	200,000	201,290
1.125% 7/12/32 (Reg. S)	EUR	300,000	245,004
1.625% 6/5/30 (Reg. S) (b)	EUR	100,000	98,546
1.874% 12/9/31 (b)	GBP	200,000	200,064
2.625% 3/17/27 (Reg. S)	EUR	107,000	107,134
3.875% 11/28/34 (Reg. S)	EUR	100,000	102,740
Credit Commercial de France 0.1% 9/3/27 (Reg. S)	EUR	200,000	182,820
CTE Co. 1.5% 7/29/28 (Reg.S)	EUR	100,000	93,970
Dexia Credit Local SA:
0.625% 2/3/24 (Reg. S)	EUR	100,000	104,146
0.625% 1/17/26 (Reg. S)	EUR	500,000	494,968
0.75% 1/25/23 (Reg. S)	EUR	100,000	106,966
Electricite de France SA:
1% 11/29/33 (Reg. S)	EUR	100,000	74,343
2% 12/9/49 (Reg. S)	EUR	400,000	257,449
Engie SA 0.875% 3/27/24 (Reg. S)	EUR	300,000	311,223
Gecina SA 1.375% 1/26/28 (Reg. S)	EUR	200,000	189,962
ICADE 1.625% 2/28/28 (Reg. S)	EUR	100,000	88,802
Klepierre SA 0.875% 2/17/31 (Reg. S)	EUR	100,000	78,187
La Banque Postale:
1% 2/9/28 (Reg. S) (b)	EUR	100,000	92,858
5.625% 9/21/28 (Reg. S) (b)	GBP	100,000	117,929
La Mondiale 0.75% 4/20/26 (Reg. S)	EUR	100,000	93,986
La Poste 1.375% 4/21/32 (Reg. S)	EUR	400,000	341,966
MACIF 0.625% 6/21/27 (Reg. S)	EUR	100,000	88,312
Orange SA 0.75% 6/29/34 (Reg. S)	EUR	500,000	377,726
Oseo SA:
0.125% 11/25/23 (Reg. S)	EUR	100,000	104,193
0.125% 3/25/25 (Reg. S)	EUR	200,000	200,067
0.25% 3/29/30 (Reg. S)	EUR	100,000	86,380
0.625% 5/25/26 (Reg. S)	EUR	200,000	196,777
0.75% 11/25/24	EUR	200,000	204,606
2.125% 11/29/27 (Reg. S)	EUR	200,000	203,192
RCI Banque SA:
0.75% 4/10/23 (Reg. S)	EUR	41,000	43,677
1.625% 5/26/26 (Reg. S)	EUR	37,000	35,772
RTE EdF Transport SA:
0% 9/9/27 (Reg. S)	EUR	100,000	89,918
0.625% 7/8/32 (Reg. S)	EUR	200,000	159,045
Societe du Grand Paris EPIC:
0% 11/25/30 (Reg. S)	EUR	200,000	165,323
1.7% 5/25/50 (Reg. S)	EUR	500,000	352,357
Societe Generale:
1% 11/24/30 (b)	EUR	100,000	93,851
1.25% 2/15/24 (Reg. S)	EUR	500,000	522,182
1.25% 12/7/27	GBP	300,000	291,770
1.5% 5/30/25 (Reg. S) (b)	EUR	500,000	518,563
Societe Generale SFH 0.25% 9/11/23 (Reg. S)	EUR	100,000	105,098
Societe Nationale des Chemins de Fer Francais 0.625% 4/17/30 (Reg. S)	EUR	300,000	264,450
Suez SACA 1.875% 5/24/27 (Reg. S)	EUR	100,000	97,090
UNEDIC:
0% 11/25/28 (Reg. S)	EUR	200,000	178,204
0.25% 11/25/29 (Reg. S)	EUR	600,000	527,933
0.25% 7/16/35 (Reg. S)	EUR	400,000	287,659
0.875% 5/25/28 (Reg. S)	EUR	400,000	379,930
1.25% 10/21/27 (Reg. S)	EUR	100,000	98,143
1.5% 4/20/32 (Reg. S)	EUR	100,000	92,042
Unibail-Rodamco:
0.75% 10/25/28 (Reg. S)	EUR	200,000	171,373
1% 2/27/27 (Reg. S)	EUR	600,000	558,601
Veolia Environnement SA:
0.892% 1/14/24 (Reg. S)	EUR	1,000,000	1,044,941
1.25% 4/15/28 (Reg. S)	EUR	100,000	94,424
TOTAL FRANCE			20,858,907
Germany - 2.1%
Aareal Bank AG 0.05% 9/2/26 (Reg. S)	EUR	100,000	88,130
Allianz SE:
1.301% 9/25/49 (Reg. S) (b)	EUR	100,000	83,420
4.252% 7/5/52 (Reg. S) (b)	EUR	100,000	98,241
Amprion GmbH 3.45% 9/22/27 (Reg. S)	EUR	100,000	105,000
Bayer AG 1.375% 7/6/32 (Reg. S)	EUR	300,000	252,243
Bayerische Landesbank 1% 12/20/24 (Reg. S)	GBP	300,000	338,068
Berlin Hannoversche Hypothekenbank AG:
0.25% 5/30/23 (Reg. S)	EUR	108,000	114,567
0.25% 5/19/33 (Reg. S)	EUR	1,020,000	807,991
Bremen Freie Hansestadt 0.4% 8/20/49 (Reg. S)	EUR	29,000	16,213
Commerzbank AG:
0.01% 3/11/30	EUR	53,000	45,251
0.5% 12/4/26 (Reg. S)	EUR	58,000	54,814
1.25% 1/9/34	EUR	58,000	50,653
1.5% 8/28/28 (Reg. S)	EUR	100,000	95,193
1.875% 2/28/28 (Reg. S)	EUR	100,000	92,423
Deutsche Bahn Finance BV:
0.375% 12/3/26 (Reg. S)	GBP	214,000	220,406
0.625% 12/8/50 (Reg. S)	EUR	144,000	76,121
0.875% 6/23/39 (Reg. S)	EUR	198,000	138,778
1.375% 7/7/25 (Reg. S)	GBP	28,000	31,472
1.875% 2/13/26 (Reg. S)	GBP	171,000	191,376
Deutsche Bank AG:
3 month EURIBOR + 1.870% 1.875% 2/23/28 (Reg. S) (b)(d)	EUR	100,000	93,592
1.375% 9/3/26 (Reg. S) (b)	EUR	200,000	195,015
1.625% 1/20/27 (Reg. S)	EUR	300,000	282,993
2.625% 12/16/24 (Reg. S)	GBP	200,000	224,506
4% 6/24/32 (Reg. S) (b)	EUR	100,000	94,708
Deutsche Borse AG 0.125% 2/22/31 (Reg. S)	EUR	100,000	81,764
Deutsche Telekom AG 3.125% 2/6/34 (Reg. S)	GBP	60,000	60,845
E.ON SE:
0.25% 10/24/26 (Reg. S)	EUR	69,000	65,970
0.75% 2/20/28 (Reg. S)	EUR	99,000	92,224
0.875% 10/18/34 (Reg. S)	EUR	117,000	89,111
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	100,000	79,078
Hannover Reuck SE 1.75% 10/8/40 (Reg. S) (b)	EUR	100,000	83,099
KfW:
0% 6/30/23 (Reg. S)	EUR	173,000	183,008
0% 9/30/26 (Reg. S)	EUR	273,000	262,326
0% 9/15/28 (Reg. S)	EUR	442,000	398,672
0% 9/17/30 (Reg. S)	EUR	261,000	221,278
0.01% 5/5/27 (Reg. S)	EUR	38,000	35,788
0.05% 9/29/34 (Reg. S)	EUR	1,284,000	966,307
0.125% 12/30/26 (Reg. S)	GBP	1,064,000	1,090,400
0.625% 2/22/27	EUR	283,000	275,280
0.625% 1/7/28	EUR	324,000	308,614
0.75% 6/28/28	EUR	72,000	68,286
0.875% 9/15/26 (Reg. S)	GBP	43,000	45,923
0.875% 7/4/39 (Reg. S)	EUR	110,000	83,691
1.375% 12/9/24 (Reg. S)	GBP	151,000	172,452
1.375% 2/2/28	SEK	310,000	26,818
1.5% 7/24/24	AUD	82,000	53,730
3.2% 9/11/26	AUD	118,000	77,622
Landesbank Baden-Wurttemberg 0.375% 5/7/29 (Reg. S)	EUR	100,000	83,129
Landwirtschaftliche Rentenbank:
0.05% 12/18/29 (Reg. S)	EUR	42,000	36,629
0.875% 12/15/26 (Reg. S)	GBP	19,000	20,130
1.375% 9/8/25 (Reg. S)	GBP	1,512,000	1,692,695
2.6% 3/23/27 (Reg. S)	AUD	60,000	38,069
LEG Immobilien AG:
0.375% 1/17/26 (Reg. S)	EUR	100,000	93,631
0.875% 1/17/29 (Reg. S)	EUR	100,000	84,144
Mercedes-Benz Group AG:
1.125% 8/8/34 (Reg. S)	EUR	27,000	21,798
1.5% 7/3/29 (Reg. S)	EUR	44,000	41,731
Muenchener Hypothekenbank eG:
0.5% 12/11/24 (Reg. S)	GBP	800,000	896,070
1.875% 8/25/32 (Reg. S)	EUR	60,000	57,174
NRW.BANK 0.875% 4/12/34	EUR	387,000	322,664
RWE AG 2.75% 5/24/30 (Reg. S)	EUR	120,000	116,970
UniCredit Bank AG:
0.25% 1/15/32 (Reg. S)	EUR	39,000	32,131
0.375% 1/17/33 (Reg. S)	EUR	200,000	162,135
0.85% 5/22/34 (Reg. S)	EUR	102,000	84,268
Vier Gas Transport GmbH 1.5% 9/25/28 (Reg. S)	EUR	100,000	92,001
Volkswagen Financial Services AG:
0.875% 1/31/28 (Reg. S)	EUR	630,000	559,053
1.5% 10/1/24 (Reg. S)	EUR	36,000	36,875
2.5% 4/6/23	EUR	35,000	37,433
3.375% 4/6/28 (Reg. S)	EUR	32,000	32,106
Vonovia SE 1% 6/16/33 (Reg. S)	EUR	400,000	282,944
TOTAL GERMANY			13,437,240
Ireland - 0.2%
Bank of Ireland Group PLC 1% 11/25/25 (Reg. S) (b)	EUR	100,000	100,117
ESB Finance Ltd. 1.125% 6/11/30 (Reg. S)	EUR	135,000	119,596
Johnson Controls International PLC 1.375% 2/25/25	EUR	1,296,000	1,321,570
TOTAL IRELAND			1,541,283
Italy - 0.4%
ACEA SpA 1.5% 6/8/27 (Reg. S)	EUR	117,000	110,907
Amco - Asset Management Co. SpA 1.375% 1/27/25 (Reg. S)	EUR	110,000	110,931
Assicurazioni Generali SpA:
2.124% 10/1/30 (Reg. S)	EUR	130,000	114,308
5.5% 10/27/47 (Reg. S) (b)	EUR	100,000	107,822
Ferrovie dello Stato FS SpA 1.5% 6/27/25 (Reg. S)	EUR	144,000	144,600
Intesa Sanpaolo SpA:
0.75% 3/16/28 (Reg. S)	EUR	260,000	231,379
2.125% 5/26/25 (Reg. S)	EUR	323,000	331,078
Mediobanca SpA 1.625% 1/7/25 (Reg. S)	EUR	280,000	287,908
Snam SpA:
0% 5/12/24 (Reg. S)	EUR	110,000	112,089
0.75% 6/20/29 (Reg. S)	EUR	190,000	165,827
UniCredit SpA 2.2% 7/22/27 (Reg. S) (b)	EUR	490,000	474,826
TOTAL ITALY			2,191,675
Japan - 0.0%
Takeda Pharmaceutical Co. Ltd. 2% 7/9/40	EUR	157,000	119,213
Korea (South) - 0.0%
Korea Housing Finance Corp. 0.01% 7/7/25 (Reg. S)	EUR	160,000	156,267
Luxembourg - 1.4%
Aroundtown SA 0.375% 4/15/27 (Reg. S)	EUR	200,000	141,074
Becton Dickinson Euro Finance SARL 1.208% 6/4/26	EUR	1,553,000	1,522,318
Blackstone Property Partners Europe LP:
1.25% 4/26/27 (Reg. S)	EUR	153,000	127,529
2% 2/15/24 (Reg. S)	EUR	180,000	182,719
CK Hutchison Group Telecom Finance SA 0.375% 10/17/23 (Reg. S)	EUR	887,000	926,918
CPI Property Group SA 2.75% 5/12/26 (Reg. S)	EUR	153,000	128,161
DH Europe Finance II SARL:
0.2% 3/18/26	EUR	2,894,000	2,794,352
0.75% 9/18/31	EUR	456,000	380,836
1.35% 9/18/39	EUR	192,000	139,682
Logicor Financing SARL 0.75% 7/15/24 (Reg. S)	EUR	558,000	547,913
Medtronic Global Holdings SCA:
0.25% 7/2/25	EUR	100,000	98,972
1.75% 7/2/49 (Reg. S)	EUR	1,527,000	1,006,916
Nestle Finance International Ltd. 1.25% 11/2/29 (Reg. S)	EUR	30,000	28,046
Prologis International Funding II SA 1.75% 3/15/28 (Reg. S)	EUR	144,000	137,134
Segro Capital SARL 1.25% 3/23/26 (Reg. S)	EUR	160,000	156,189
SELP Finance SARL 1.5% 11/20/25 (Reg. S)	EUR	100,000	96,715
Whirlpool EMEA Finance SARL 0.5% 2/20/28	EUR	170,000	150,294
TOTAL LUXEMBOURG			8,565,768
Mexico - 0.1%
America Movil S.A.B. de CV:
0.75% 6/26/27	EUR	100,000	93,818
1.5% 3/10/24	EUR	100,000	104,422
2.125% 3/10/28	EUR	200,000	196,869
Petroleos Mexicanos 4.75% 2/26/29 (Reg. S)	EUR	100,000	83,682
TOTAL MEXICO			478,791
Multi-National - 0.0%
EUROFIMA 0.15% 10/10/34 (Reg. S)	EUR	191,000	142,489
Netherlands - 1.9%
ABN AMRO Bank NV:
0.375% 1/14/35 (Reg. S)	EUR	200,000	152,038
0.6% 1/15/27 (Reg. S)	EUR	300,000	282,828
0.875% 1/15/24 (Reg. S)	EUR	150,000	157,395
1.375% 1/12/37 (Reg. S)	EUR	400,000	334,753
Airbus Group NV 2.375% 6/9/40 (Reg. S)	EUR	166,000	134,231
Allianz Finance II BV 1.5% 1/15/30 (Reg. S)	EUR	200,000	187,736
Bank Nederlandse Gemeenten NV:
0.75% 1/24/29 (Reg. S)	EUR	2,004,000	1,868,174
3.3% 7/17/28 (Reg. S)	AUD	97,000	61,276
BAT Netherlands Finance BV 3.125% 4/7/28 (Reg. S)	EUR	100,000	98,411
BMV Finance NV:
0.625% 10/6/23 (Reg. S)	EUR	32,000	33,679
1.5% 2/6/29 (Reg. S)	EUR	86,000	81,566
CTP BV 0.75% 2/18/27 (Reg. S)	EUR	108,000	86,592
Daimler International Finance BV:
0.375% 11/8/26 (Reg. S)	EUR	23,000	22,024
1.375% 6/26/26 (Reg. S)	EUR	44,000	44,196
2.625% 4/7/25 (Reg. S)	EUR	472,000	498,735
Deutsche Annington Finance BV:
0.625% 10/7/27 (Reg. S)	EUR	100,000	87,144
0.75% 1/15/24 (Reg. S)	EUR	200,000	206,963
1.625% 4/7/24 (Reg. S)	EUR	400,000	415,793
Digital Dutch Finco BV 1.5% 3/15/30 (Reg. S)	EUR	100,000	83,567
Digital Intrepid Holding BV 0.625% 7/15/31 (Reg. S)	EUR	100,000	73,203
E.ON International Finance BV:
1% 4/13/25 (Reg. S)	EUR	660,000	669,971
1.5% 7/31/29 (Reg. S)	EUR	115,000	106,372
EDP Finance BV 1.875% 9/21/29 (Reg. S)	EUR	100,000	94,144
EnBW International Finance BV 0.5% 3/1/33 (Reg. S)	EUR	81,000	60,060
Eneco Holding NV 0% 11/16/26 (Reg. S)	EUR	117,000	109,121
ENEL Finance International NV:
0.375% 6/17/27 (Reg. S)	EUR	220,000	202,975
2.875% 4/11/29 (Reg. S)	GBP	456,000	470,923
Euronext NV 1% 4/18/25 (Reg. S)	EUR	240,000	241,031
Heimstaden Bostad Treasury BV 1.375% 7/24/28 (Reg. S)	EUR	135,000	107,868
ING Groep NV:
0.25% 2/18/29 (Reg. S) (b)	EUR	500,000	430,897
1.125% 2/14/25 (Reg. S)	EUR	300,000	306,337
2.125% 5/26/31 (Reg. S) (b)	EUR	400,000	388,355
3% 2/18/26 (Reg. S)	GBP	100,000	112,450
JAB Holdings BV 2.5% 6/25/29	EUR	100,000	95,471
LeasePlan Corp. NV 2.125% 5/6/25 (Reg. S)	EUR	130,000	132,324
Nationale-Nederlanden Bank NV 1% 9/25/28 (Reg. S)	EUR	700,000	661,648
Naturgy Finance BV 1.25% 1/15/26 (Reg. S)	EUR	200,000	197,248
Nederlandse Waterschapsbank NV:
0.75% 10/4/41 (Reg. S)	EUR	748,000	522,378
3.3% 5/2/29 (Reg. S)	AUD	40,000	24,880
NIBC Bank NV 2% 4/9/24 (Reg. S)	EUR	200,000	208,311
Rabobank Nederland:
0.25% 10/30/26 (Reg. S)	EUR	500,000	472,284
0.75% 8/29/23 (Reg. S)	EUR	300,000	317,273
1.25% 3/23/26 (Reg. S)	EUR	79,000	79,399
Royal Schiphol Group NV 2% 4/6/29 (Reg. S)	EUR	117,000	111,611
Schlumberger Finance BV 2% 5/6/32 (Reg. S)	EUR	230,000	210,389
Siemens Financieringsmaatschappij NV:
0.125% 9/5/29 (Reg. S)	EUR	24,000	21,143
1.75% 2/28/39 (Reg. S)	EUR	23,000	19,508
TenneT Holding BV 0.875% 6/16/35 (Reg. S)	EUR	234,000	173,970
Volkswagen Financial Services AG 2.25% 4/12/25 (Reg. S)	GBP	26,000	29,230
Volkswagen International Finance NV:
1.125% 10/2/23 (Reg. S)	EUR	100,000	105,429
1.625% 1/16/30 (Reg. S)	EUR	45,000	40,529
4.125% 11/16/38 (Reg. S)	EUR	200,000	195,571
WPC Eurobond BV 2.25% 4/9/26	EUR	110,000	108,422
TOTAL NETHERLANDS			11,937,826
Norway - 0.6%
DNB Bank ASA:
0.05% 11/14/23 (Reg. S)	EUR	400,000	417,270
4% 8/17/27 (Reg. S) (b)	GBP	100,000	114,218
DNB Naeringskreditt A/S 0.375% 11/14/23 (Reg. S)	EUR	850,000	888,932
Equinor ASA 1.375% 5/22/32 (Reg. S)	EUR	241,000	213,433
Kommunalbanken A/S:
0.6% 6/1/26	AUD	500,000	299,556
1.5% 12/15/23 (Reg. S)	GBP	100,000	118,161
Sparebank 1 Boligkreditt A/S 0.01% 9/22/27 (Reg. S)	EUR	1,151,000	1,055,525
Telenor ASA:
0% 9/25/23 (Reg. S)	EUR	253,000	265,166
0.75% 5/31/26 (Reg. S)	EUR	100,000	96,985
1.125% 5/31/29 (Reg. S)	EUR	157,000	143,154
TOTAL NORWAY			3,612,400
Spain - 0.5%
Abertis Infraestructuras SA 2.375% 9/27/27 (Reg. S)	EUR	400,000	387,523
Banco Bilbao Vizcaya Argentaria SA:
2.575% 2/22/29 (Reg. S) (b)	EUR	100,000	104,329
4.375% 10/14/29 (Reg. S)	EUR	200,000	216,803
Banco Santander SA:
0.2% 2/11/28 (Reg. S)	EUR	300,000	264,830
1.375% 1/5/26 (Reg. S)	EUR	300,000	297,767
2.125% 2/8/28 (Reg. S)	EUR	100,000	95,374
3.125% 1/19/27 (Reg. S)	EUR	100,000	102,631
CaixaBank SA:
0.75% 5/26/28 (Reg. S) (b)	EUR	100,000	89,937
2.25% 4/17/30 (Reg. S) (b)	EUR	100,000	97,547
2.375% 2/1/24 (Reg. S)	EUR	800,000	847,647
3.75% 2/15/29 (Reg. S) (b)	EUR	100,000	105,011
Comunidad de Madrid 1.571% 4/30/29 (Reg. S)	EUR	316,000	302,592
Iberdrola Finanzas SAU 3.375% 11/22/32 (Reg. S)	EUR	100,000	103,303
TOTAL SPAIN			3,015,294
Sweden - 1.3%
Akelius Residential Property AB 1.125% 3/14/24 (Reg. S)	EUR	297,000	302,236
Fastighets AB Balder 1.25% 1/28/28 (Reg. S)	EUR	108,000	79,886
Kommuninvest I Sverige AB:
0.75% 2/22/23 (Reg. S)	SEK	990,000	94,655
1% 10/2/24 (Reg. S)	SEK	8,080,000	740,837
1% 5/12/25 (Reg. S)	SEK	9,970,000	900,755
1% 11/12/26 (Reg. S)	SEK	6,710,000	585,576
Lansforsakringar Hypotek AB:
1.25% 9/17/25	SEK	400,000	36,052
1.5% 9/16/26 (Reg. S)	SEK	5,600,000	497,397
Nordea Hypotek AB 1% 9/17/25	SEK	1,700,000	152,156
Sagax AB 2.25% 3/13/25 (Reg. S)	EUR	120,000	118,345
Samhallsbyggnadsbolaget I Norden AB 1% 8/12/27 (Reg. S)	EUR	108,000	79,770
Skandinaviska Enskilda Banken AB:
0.75% 11/15/27 (Reg. S)	EUR	100,000	95,044
1.75% 11/11/26 (Reg. S)	EUR	210,000	210,071
Stadshypotek AB:
0.375% 3/13/26 (Reg. S)	EUR	500,000	488,285
1.5% 6/1/23 (Reg. S)	SEK	5,000,000	476,608
1.5% 3/1/24 (Reg. S)	SEK	1,000,000	94,011
1.5% 12/3/24 (Reg. S)	SEK	8,000,000	738,642
Svenska Handelsbanken AB:
1% 4/15/25 (Reg. S)	EUR	220,000	223,368
1.625% 12/15/23 (Reg. S)	GBP	656,000	771,629
1.625% 3/5/29 (Reg. S) (b)	EUR	130,000	133,700
Swedbank AB 2.1% 5/25/27 (Reg. S)	EUR	108,000	107,653
Swedbank Hypotek AB:
0.45% 8/23/23 (Reg. S)	EUR	190,000	200,207
1% 9/18/24 (Reg. S)	SEK	800,000	73,557
Swedish Covered Bond Corp. 2% 6/17/26 (Reg. S)	SEK	11,000,000	999,430
Vattenfall AB 0.125% 2/12/29 (Reg. S)	EUR	108,000	92,382
TOTAL SWEDEN			8,292,252
Switzerland - 0.8%
Credit Suisse Group AG:
0.65% 1/14/28 (Reg. S) (b)	EUR	100,000	79,823
1% 6/24/27 (Reg. S) (b)	EUR	150,000	125,952
1.25% 7/17/25 (Reg. S) (b)	EUR	307,000	294,474
3.25% 4/2/26 (Reg. S) (b)	EUR	605,000	580,678
Pfandbrief Schweiz Hypo:
0% 7/29/24 (Reg. S)	CHF	40,000	42,133
0% 8/26/49 (Reg. S)	CHF	520,000	320,961
0.125% 12/19/31 (Reg. S)	CHF	1,110,000	1,002,499
Pfandbriefbank Schweizerischer Hypothekarinstitute AG:
0% 3/13/28 (Reg. S)	CHF	750,000	732,277
0% 7/25/31 (Reg. S)	CHF	110,000	99,412
0.1% 12/3/31 (Reg. S)	CHF	195,000	176,362
0.5% 11/24/28 (Reg. S)	CHF	40,000	39,720
UBS Group AG:
0.25% 1/29/26 (Reg. S) (b)	EUR	669,000	656,706
1% 3/21/25 (Reg. S) (b)	EUR	300,000	308,852
1.25% 4/17/25 (Reg. S) (b)	EUR	414,000	425,842
TOTAL SWITZERLAND			4,885,691
United Kingdom - 1.3%
Amcor UK Finance PLC 1.125% 6/23/27	EUR	1,384,000	1,302,389
Annington Funding PLC 2.308% 10/6/32 (Reg. S)	GBP	104,000	90,200
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	335,000	355,739
3.25% 1/17/33	GBP	299,000	281,791
3.375% 4/2/25 (Reg. S) (b)	EUR	701,000	742,768
BP Capital Markets PLC 1.637% 6/26/29 (Reg. S)	EUR	100,000	93,861
HSBC Holdings PLC:
Eur Swap Annual 5Y Index + 3.300% 6.364% 11/16/32 (Reg. S) (b)(d)	EUR	270,000	293,195
1.5% 12/4/24 (Reg. S) (b)	EUR	930,000	977,312
3% 7/22/28 (b)	GBP	110,000	115,656
LCR Finance PLC 5.1% 3/7/51	GBP	93,000	123,935
Lloyds Bank PLC 0.125% 9/23/29 (Reg. S)	EUR	100,000	86,419
Lloyds Banking Group PLC:
0.5% 11/12/25 (Reg. S) (b)	EUR	130,000	130,000
0.625% 1/15/24 (b)	EUR	100,000	106,988
1.985% 12/15/31 (b)	GBP	104,000	105,235
2.25% 10/16/24	GBP	100,000	114,691
3.5% 4/1/26 (Reg. S) (b)	EUR	404,000	425,305
London & Quadrant Housing Trust 2% 3/31/32 (Reg. S)	GBP	112,000	102,086
M&G PLC 5.625% 10/20/51 (Reg. S) (b)	GBP	104,000	114,245
Nationwide Building Society 0.625% 3/25/27 (Reg. S)	EUR	903,000	862,436
NatWest Group PLC:
3 month EURIBOR + 1.080% 1.75% 3/2/26 (Reg. S) (b)(d)	EUR	110,000	110,786
3.622% 8/14/30 (Reg. S) (b)	GBP	411,000	456,823
Standard Chartered PLC 0.85% 1/27/28 (Reg. S) (b)	EUR	107,000	97,765
Westpac Securities NZ Ltd. London Branch 0.01% 6/8/28 (Reg. S)	EUR	998,000	882,101
TOTAL UNITED KINGDOM			7,971,726
United States of America - 4.6%
ACE INA Holdings, Inc. 1.55% 3/15/28	EUR	639,000	603,535
Air Products & Chemicals, Inc. 0.5% 5/5/28	EUR	1,223,000	1,121,209
Altria Group, Inc.:
2.2% 6/15/27	EUR	398,000	382,677
3.125% 6/15/31	EUR	174,000	154,254
American Honda Finance Corp. 1.95% 10/18/24	EUR	1,294,000	1,347,827
Apple, Inc. 0.5% 11/15/31	EUR	911,000	774,307
AT&T, Inc.:
0.25% 3/4/26	EUR	100,000	95,914
2.9% 12/4/26	GBP	2,720,000	3,030,597
Bank of America Corp. 0.694% 3/22/31 (Reg. S) (b)	EUR	486,000	402,424
Berkshire Hathaway, Inc. 2.15% 3/15/28	EUR	797,000	787,286
Citigroup, Inc.:
2.75% 1/24/24	GBP	204,000	241,245
4.112% 9/22/33 (Reg. S) (b)	EUR	220,000	227,030
Comcast Corp. 1.875% 2/20/36	GBP	405,000	345,126
DXC Technology Co. 1.75% 1/15/26	EUR	914,000	902,889
FedEx Corp. 0.95% 5/4/33	EUR	371,000	283,337
Fidelity National Information Services, Inc. 1.5% 5/21/27	EUR	758,000	728,153
Fiserv, Inc. 2.25% 7/1/25	GBP	925,000	1,041,361
Ford Motor Credit Co. LLC 2.33% 11/25/25	EUR	100,000	98,348
General Electric Co.:
0.875% 5/17/25	EUR	2,219,000	2,229,089
2.125% 5/17/37	EUR	110,000	91,948
Goldman Sachs Group, Inc.:
1.375% 5/15/24 (Reg. S)	EUR	1,230,000	1,287,766
1.875% 12/16/30 (Reg. S)	GBP	100,000	92,466
2% 11/1/28 (Reg. S)	EUR	51,000	48,482
3.125% 7/25/29 (Reg. S)	GBP	27,000	28,138
3.375% 3/27/25 (Reg. S)	EUR	488,000	519,302
IBM Corp. 1.2% 2/11/40	EUR	272,000	191,805
Illinois Tool Works, Inc. 0.25% 12/5/24	EUR	2,734,000	2,760,578
JPMorgan Chase & Co. 0.389% 2/24/28 (Reg. S) (b)	EUR	792,000	725,531
Marsh & McLennan Companies, Inc. 1.349% 9/21/26	EUR	768,000	744,805
McKesson Corp. 3.125% 2/17/29	GBP	573,000	604,097
Metropolitan Life Global Funding I 1.75% 5/25/25 (Reg. S)	EUR	350,000	359,959
Morgan Stanley:
1.102% 4/29/33 (b)	EUR	243,000	192,136
5.789% 11/18/33 (b)	GBP	170,000	205,758
New York Life Global Funding 0.125% 7/23/30 (Reg. S)	CHF	215,000	194,038
Philip Morris International, Inc.:
1.45% 8/1/39	EUR	100,000	61,224
2% 5/9/36	EUR	210,000	149,488
PPG Industries, Inc. 0.875% 11/3/25	EUR	744,000	730,902
Procter & Gamble Co.:
1.375% 5/3/25	GBP	221,000	249,802
1.8% 5/3/29	GBP	381,000	395,280
Prologis LP 2.25% 6/30/29	GBP	619,000	625,771
Public Storage 0.875% 1/24/32	EUR	245,000	193,142
Realty Income Corp. 1.75% 7/13/33	GBP	413,000	343,167
The Coca-Cola Co. 0.375% 3/15/33	EUR	906,000	706,523
The Dow Chemical Co. 1.875% 3/15/40	EUR	232,000	164,074
Thermo Fisher Scientific, Inc.:
0.125% 3/1/25	EUR	100,000	99,763
1.875% 10/1/49	EUR	106,000	72,267
Verizon Communications, Inc.:
1.375% 10/27/26	EUR	762,000	748,201
3.375% 10/27/36	GBP	486,000	476,043
VF Corp. 0.25% 2/25/28	EUR	606,000	535,897
Wells Fargo & Co. 2.125% 9/24/31 (Reg. S)	GBP	350,000	322,917
TOTAL UNITED STATES OF AMERICA			28,717,878
TOTAL NONCONVERTIBLE BONDS (Cost $214,098,711)			183,546,952

Government Obligations - 66.7%
		Principal Amount (a)	Value ($)
Australia - 2.0%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	493,000	316,513
0.25% 11/21/25 (Reg. S)	AUD	211,000	130,947
1% 12/21/30 (Reg. S)	AUD	1,482,000	805,622
1.25% 5/21/32	AUD	3,826,000	2,042,918
1.75% 11/21/32 (Reg. S)	AUD	1,280,000	709,417
1.75% 6/21/51 (Reg. S)	AUD	589,000	232,395
2.75% 4/21/24	AUD	1,810,000	1,223,096
2.75% 11/21/28	AUD	729,000	469,403
2.75% 11/21/29 (Reg. S)	AUD	1,280,000	812,410
2.75% 5/21/41(Reg. S)	AUD	1,224,000	663,622
3% 3/21/47	AUD	468,000	253,037
3.25% 4/21/25 (Reg. S)	AUD	56,000	37,948
3.25% 4/21/29(Reg. S)	AUD	70,000	46,138
4.75% 4/21/27(Reg. S)	AUD	2,430,000	1,726,517
Queensland Treasury Corp.:
1.75% 8/21/31 (Reg. S) (c)	AUD	2,111,000	1,146,642
3.25% 7/21/26 (Reg. S) (c)	AUD	247,000	163,944
3.25% 7/21/28 (Reg. S) (c)	AUD	154,000	99,721
3.5% 8/21/30 (Reg. S) (c)	AUD	58,000	37,014
Treasury Corp. of Victoria:
0.5% 11/20/25	AUD	110,000	67,893
1.25% 11/19/27	AUD	952,000	564,602
1.5% 11/20/30	AUD	1,347,000	730,306
2.5% 10/22/29	AUD	424,000	255,795
TOTAL AUSTRALIA			12,535,900
Austria - 0.6%
Austrian Republic:
0% 4/20/23 (Reg. S) (c)	EUR	12,000	12,752
0% 2/20/30 (Reg. S) (c)	EUR	162,000	139,839
0% 10/20/40 (Reg. S) (c)	EUR	628,000	383,159
0.5% 4/20/27 (Reg. S) (c)	EUR	821,000	796,009
0.5% 2/20/29 (Reg. S) (c)	EUR	677,000	624,493
0.75% 10/20/26 (Reg. S) (c)	EUR	185,000	184,193
0.75% 2/20/28 (Reg. S) (c)	EUR	65,000	62,552
0.75% 3/20/51 (Reg. S) (c)	EUR	1,090,000	668,739
0.9% 2/20/32 (Reg. S) (c)	EUR	744,000	657,278
1.2% 10/20/25 (Reg. S) (c)	EUR	77,000	79,178
1.5% 2/20/47 (Reg. S) (c)	EUR	483,000	380,432
2.4% 5/23/34(Reg. S) (c)	EUR	40,000	39,879
3.15% 6/20/44(Reg. S) (c)	EUR	10,000	10,635
4.15% 3/15/37 (c)	EUR	20,000	23,731
TOTAL AUSTRIA			4,062,869
Belgium - 1.3%
Belgian Kingdom:
0% 10/22/27 (Reg. S) (c)	EUR	1,690,000	1,581,101
0% 10/22/31 (c)	EUR	622,000	509,885
0.1% 6/22/30 (Reg. S) (c)	EUR	175,000	152,015
0.35% 6/22/32 (c)	EUR	549,000	455,083
0.4% 6/22/40 (c)	EUR	1,212,000	791,057
0.5% 10/22/24 (Reg. S) (c)	EUR	544,000	559,924
0.8% 6/22/25 (Reg. S) (c)	EUR	105,000	107,424
0.8% 6/22/27 (c)	EUR	39,000	38,293
0.9% 6/22/29 (c)	EUR	1,373,000	1,301,103
1% 6/22/26 (Reg. S) (c)	EUR	161,000	162,828
1.25% 4/22/33 (Reg. S) (c)	EUR	1,521,000	1,362,339
1.4% 6/22/53 (Reg. S) (c)	EUR	682,000	462,188
1.45% 6/22/37 (Reg. S) (c)	EUR	84,000	70,675
1.6% 6/22/47 (c)	EUR	118,000	90,028
1.7% 6/22/50 (c)	EUR	23,000	17,374
1.9% 6/22/38(Reg. S) (c)	EUR	101,000	89,396
2.25% 6/22/57 (Reg. S) (c)	EUR	124,000	106,150
3.75% 6/22/45(Reg. S)	EUR	20,000	22,700
4% 3/28/32	EUR	30,000	34,299
4.25% 3/28/41 (c)	EUR	195,000	232,057
5.5% 3/28/28	EUR	40,000	48,509
Walloon Region 1.05% 6/22/40 (Reg. S)	EUR	100,000	69,987
TOTAL BELGIUM			8,264,415
Canada - 3.7%
Alberta Province:
0.5% 4/16/25 (Reg. S)	EUR	100,000	100,641
2.05% 6/1/30	CAD	260,000	168,731
3.05% 12/1/48	CAD	724,000	430,229
3.1% 6/1/50	CAD	231,000	138,609
British Columbia Province:
2.3% 6/18/26	CAD	210,000	147,110
2.75% 6/18/52	CAD	140,000	77,693
2.95% 6/18/50	CAD	924,000	540,397
Canada Housing Trust No. 1:
1.75% 6/15/30 (c)	CAD	730,000	470,677
1.8% 12/15/24 (c)	CAD	305,000	215,345
2.1% 9/15/29 (c)	CAD	70,000	46,826
3.15% 9/15/23 (c)	CAD	2,440,000	1,785,957
3.6% 12/15/27 (c)	CAD	1,910,000	1,404,598
Canadian Government:
0.25% 3/1/26	CAD	548,000	363,513
0.5% 12/1/30	CAD	161,000	95,959
1% 6/1/27	CAD	58,000	38,788
1.25% 3/1/27	CAD	1,460,000	986,018
1.25% 6/1/30	CAD	16,000	10,249
1.5% 9/1/24	CAD	18,000	12,754
1.5% 12/1/31	CAD	480,000	305,385
1.75% 3/1/23	CAD	10,000	7,355
1.75% 12/1/53	CAD	310,000	161,298
2% 6/1/28	CAD	50,000	34,634
2% 6/1/32	CAD	2,410,000	1,594,925
2% 12/1/51	CAD	410,000	230,866
3% 11/1/24	CAD	1,820,000	1,319,406
City of Montreal 2.3% 9/1/29	CAD	140,000	92,817
City of Ottawa 4.6% 7/14/42	CAD	70,000	51,515
City of Toronto 2.8% 11/22/49	CAD	180,000	95,509
Manitoba Province:
3.2% 3/5/50	CAD	256,000	153,819
3.4% 9/5/48	CAD	310,000	193,679
New Brunswick Province:
3.05% 8/14/50	CAD	227,000	132,332
3.55% 6/3/43	CAD	100,000	65,106
Newfoundland Province:
2.65% 10/17/50	CAD	167,000	85,238
3.3% 10/17/46	CAD	50,000	29,715
3.7% 10/17/48	CAD	70,000	44,369
Nova Scotia Province 3.15% 12/1/51	CAD	80,000	47,589
Ontario Province:
0.25% 12/15/26 (Reg. S)	GBP	638,000	650,592
0.375% 6/14/24 (Reg. S)	EUR	100,000	102,583
0.375% 4/8/27 (Reg. S)	EUR	283,000	268,261
1.05% 9/8/27	CAD	460,000	299,894
1.75% 9/8/25	CAD	401,000	278,899
2.05% 6/2/30	CAD	59,000	38,287
2.15% 6/2/31	CAD	170,000	109,030
2.3% 9/8/24	CAD	53,000	37,882
2.4% 6/2/26	CAD	49,000	34,440
2.6% 6/2/25	CAD	3,000,000	2,140,126
2.65% 12/2/50	CAD	49,000	26,718
2.7% 6/2/29	CAD	1,703,000	1,173,359
2.8% 6/2/48	CAD	1,868,000	1,062,456
2.9% 6/2/49	CAD	885,000	510,672
Quebec Province:
0% 10/29/30 (Reg. S)	EUR	430,000	355,129
0.5% 1/25/32 (Reg. S)	EUR	330,000	273,193
0.75% 12/13/24 (Reg. S)	GBP	192,000	216,484
1.5% 9/1/31	CAD	1,966,000	1,189,401
1.9% 9/1/30	CAD	131,000	83,776
2.25% 2/22/24	CAD	290,000	209,008
2.25% 9/15/26 (Reg. S)	GBP	112,000	124,629
2.3% 9/1/29	CAD	1,179,000	791,132
2.5% 9/1/26	CAD	423,000	297,859
3.1% 12/1/51	CAD	230,000	138,039
3.5% 12/1/45	CAD	130,000	84,732
3.65% 5/20/32	CAD	410,000	295,155
5% 12/1/38	CAD	90,000	71,885
5% 12/1/41	CAD	420,000	337,501
Saskatchewan Province 3.1% 6/2/50	CAD	293,000	175,235
TOTAL CANADA			23,056,008
Chile - 0.3%
Chilean Republic:
1.25% 1/29/40	EUR	114,000	79,992
1.875% 5/27/30	EUR	100,000	92,547
5.1% 7/15/50	CLP	120,000,000	140,872
5.8% 6/1/24 (Reg. S) (c)	CLP	1,300,000,000	1,498,074
TOTAL CHILE			1,811,485
China - 10.9%
Peoples Republic of China:
2.18% 8/25/25	CNY	40,460,000	5,827,124
2.24% 5/25/25	CNY	8,680,000	1,252,147
2.26% 2/24/25	CNY	11,900,000	1,720,218
2.28% 3/17/24	CNY	14,710,000	2,132,846
2.37% 1/20/27	CNY	5,670,000	813,913
2.44% 10/15/27	CNY	4,120,000	591,971
2.48% 4/15/27	CNY	6,860,000	987,083
2.5% 7/25/27	CNY	21,290,000	3,065,008
2.6% 9/1/32	CNY	15,220,000	2,153,741
2.62% 9/25/29	CNY	9,480,000	1,356,815
2.68% 5/21/30	CNY	1,760,000	252,286
2.7% 11/3/26	CNY	20,270,000	2,946,478
2.75% 6/15/29	CNY	11,830,000	1,708,551
2.75% 2/17/32	CNY	9,650,000	1,384,121
2.76% 5/15/32	CNY	37,100,000	5,326,614
2.8% 3/24/29	CNY	7,560,000	1,095,940
2.84% 4/8/24	CNY	22,610,000	3,300,827
2.91% 10/14/28	CNY	13,650,000	1,998,649
3.02% 10/22/25	CNY	41,220,000	6,064,730
3.02% 5/27/31	CNY	2,210,000	324,262
3.25% 6/6/26	CNY	18,000,000	2,671,567
3.27% 11/19/30	CNY	54,840,000	8,226,017
3.32% 4/15/52	CNY	15,390,000	2,271,503
3.53% 10/18/51	CNY	2,230,000	337,755
3.81% 9/14/50	CNY	41,140,000	6,521,292
3.86% 7/22/49	CNY	22,330,000	3,564,714
4.12% 8/2/42	CNY	3,320,000	556,694
TOTAL CHINA			68,452,866
Colombia - 0.2%
Colombian Republic:
5.75% 11/3/27	COP	2,000,000,000	310,952
7% 3/26/31	COP	3,780,000,000	550,702
7% 6/30/32	COP	873,300,000	121,902
7.25% 10/18/34	COP	2,346,200,000	317,215
10% 7/24/24	COP	1,080,000,000	216,873
TOTAL COLOMBIA			1,517,644
Croatia - 0.1%
Croatia Republic:
1.125% 6/19/29 (Reg. S)	EUR	151,000	137,271
2.7% 6/15/28	EUR	200,000	206,302
TOTAL CROATIA			343,573
Cyprus - 0.0%
Republic of Cyprus:
2.25% 4/16/50 (Reg. S)	EUR	189,000	143,580
2.375% 9/25/28 (Reg. S)	EUR	84,000	82,376
2.75% 6/27/24 (Reg. S)	EUR	32,000	34,132
3.75% 7/26/23 (Reg. S)	EUR	44,000	47,394
TOTAL CYPRUS			307,482
Czech Republic - 0.5%
Czech Republic:
0% 12/12/24	CZK	19,800,000	791,636
0.25% 2/10/27	CZK	10,030,000	362,946
0.45% 10/25/23	CZK	5,390,000	226,887
1.2% 3/13/31	CZK	5,250,000	173,239
1.25% 2/14/25	CZK	170,000	6,891
1.5% 4/24/40	CZK	10,600,000	279,007
1.75% 6/23/32	CZK	7,650,000	256,086
2% 10/13/33	CZK	2,230,000	74,008
5.7% 5/25/24	CZK	24,800,000	1,098,880
TOTAL CZECH REPUBLIC			3,269,580
Denmark - 0.4%
Danish Kingdom:
0% 11/15/24	DKK	10,010,000	1,368,342
0.25% 11/15/52 (Reg. S)	DKK	1,731,000	133,610
0.5% 11/15/29(Reg. S)	DKK	3,944,000	490,366
4.5% 11/15/39	DKK	1,260,000	226,042
TOTAL DENMARK			2,218,360
Finland - 0.3%
Finnish Government:
0% 9/15/23 (Reg. S) (c)	EUR	19,000	19,955
0% 9/15/24 (c)	EUR	84,000	85,875
0.125% 4/15/36 (Reg. S) (c)	EUR	452,000	327,788
0.125% 4/15/52 (Reg. S) (c)	EUR	244,000	122,498
0.25% 9/15/40 (Reg. S) (c)	EUR	433,000	281,908
0.5% 4/15/26 (Reg. S) (c)	EUR	44,000	43,908
0.5% 9/15/28 (Reg. S) (c)	EUR	400,000	374,885
0.5% 4/15/43(Reg. S) (c)	EUR	63,000	41,488
1.125% 4/15/34 (Reg. S) (c)	EUR	166,000	144,712
1.5% 9/15/32 (Reg. S) (c)	EUR	270,000	251,243
2.625% 7/4/42 (c)	EUR	20,000	19,936
TOTAL FINLAND			1,714,196
France - 5.5%
French Government:
0% 2/25/23 (Reg. S)	EUR	15,000	16,008
0% 3/25/24(Reg. S)	EUR	268,000	277,079
0% 2/25/25(Reg. S)	EUR	5,233,000	5,273,452
0% 3/25/25(Reg. S)	EUR	14,000	14,086
0% 2/25/26 (Reg. S)	EUR	2,423,000	2,379,243
0% 2/25/27 (Reg. S)	EUR	315,000	301,087
0% 11/25/29 (Reg. S)	EUR	2,537,000	2,239,637
0% 11/25/30 (Reg. S)	EUR	839,000	716,807
0% 11/25/31 (Reg. S)	EUR	747,000	617,561
0% 5/25/32 (Reg. S)	EUR	883,000	715,257
0.25% 11/25/26(Reg. S)	EUR	1,615,000	1,570,108
0.5% 5/25/25	EUR	182,000	184,623
0.5% 5/25/26	EUR	33,000	32,754
0.5% 5/25/29 (Reg. S)	EUR	1,326,000	1,227,256
0.5% 5/25/40 (Reg. S) (c)	EUR	3,627,000	2,462,443
0.5% 6/25/44(Reg. S) (c)	EUR	770,000	479,913
0.75% 2/25/28 (Reg. S)	EUR	2,090,000	2,017,960
0.75% 5/25/28 (Reg. S)	EUR	823,000	790,608
0.75% 5/25/52 (Reg. S)	EUR	2,316,000	1,330,160
0.75% 5/25/53 (Reg. S) (c)	EUR	1,558,000	870,438
1% 11/25/25(Reg. S)	EUR	36,000	36,690
1% 5/25/27	EUR	3,126,000	3,100,580
1.25% 5/25/34(Reg. S)	EUR	137,000	119,888
1.25% 5/25/36(Reg. S) (c)	EUR	2,368,000	1,986,239
1.5% 5/25/31(Reg. S)	EUR	2,633,000	2,536,820
1.5% 5/25/50 (Reg. S) (c)	EUR	354,000	259,375
1.75% 6/25/39 (Reg. S) (c)	EUR	655,000	571,827
1.75% 5/25/66 (c)	EUR	33,000	24,101
2% 11/25/32 (Reg. S)	EUR	1,800,000	1,757,617
2% 5/25/48 (c)	EUR	124,000	103,709
4.75% 4/25/35	EUR	100,000	123,340
TOTAL FRANCE			34,136,666
Germany - 4.6%
Free & Hanseatic City of Hamburg 0.25% 2/18/41 (Reg. S)	EUR	190,000	122,213
German Federal Republic:
0% 4/14/23 (Reg. S)	EUR	13,000	13,844
0% 4/5/24 (e)	EUR	500,000	519,040
0% 10/18/24 (Reg. S) (e)	EUR	1,391,000	1,422,661
0% 4/11/25 (Reg. S) (e)	EUR	1,215,000	1,228,505
0% 10/10/25 (Reg. S) (e)	EUR	4,868,000	4,865,465
0% 8/15/26(Reg. S)	EUR	57,000	55,861
0% 8/15/29(Reg. S) (e)	EUR	4,375,000	3,987,536
0% 2/15/30 (Reg. S)	EUR	451,000	406,498
0% 8/15/30 (Reg. S) (e)	EUR	3,871,000	3,448,654
0% 2/15/32 (Reg. S)	EUR	918,000	785,977
0% 8/15/50	EUR	1,270,000	710,330
0% 8/15/52 (Reg. S)	EUR	360,000	192,509
0.25% 8/15/28 (Reg. S) (e)	EUR	760,000	720,258
0.25% 2/15/29	EUR	576,000	540,422
0.5% 2/15/28	EUR	87,000	84,387
1.25% 8/15/48 (e)(f)	EUR	2,043,000	1,700,994
1.7% 8/15/32 (Reg. S)	EUR	1,220,000	1,217,406
1.8% 8/15/53 (Reg. S)	EUR	80,000	73,796
2.1% 11/15/29 (Reg. S) (e)	EUR	1,800,000	1,880,519
2.5% 7/4/44	EUR	20,000	21,388
3.25% 7/4/42	EUR	740,000	878,697
4% 1/4/37	EUR	40,000	49,921
4.75% 7/4/40	EUR	20,000	27,843
Land Niedersachsen:
0.01% 11/25/27 (Reg. S)	EUR	430,000	397,705
1.125% 9/12/33 (Reg. S)	EUR	70,000	61,401
Land Nordrhein-Westfalen:
0.2% 3/31/27 (Reg. S)	EUR	1,513,000	1,438,116
0.2% 4/9/30 (Reg. S)	EUR	725,000	632,921
0.2% 1/27/51 (Reg. S)	EUR	50,000	25,199
0.5% 11/25/39 (Reg. S)	EUR	72,000	50,012
0.625% 7/21/31 (Reg. S)	EUR	24,000	20,984
0.8% 7/30/49 (Reg. S)	EUR	104,000	66,033
1.25% 5/12/36 (Reg. S)	EUR	226,000	190,308
1.55% 6/16/48 (Reg. S)	EUR	178,000	140,922
1.65% 2/22/38 (Reg. S)	EUR	607,000	526,758
1.95% 9/26/78 (Reg. S)	EUR	270,000	210,555
TOTAL GERMANY			28,715,638
Hong Kong - 0.0%
Hong Kong Government SAR 0.36% 4/15/24	HKD	2,200,000	268,282
Hungary - 0.2%
Hungarian Republic:
1% 11/26/25	HUF	30,380,000	62,305
1.5% 8/23/23	HUF	63,350,000	158,870
1.5% 4/22/26	HUF	43,280,000	87,051
1.625% 4/28/32 (Reg. S)	EUR	246,000	188,495
2.5% 10/24/24	HUF	3,780,000	8,618
2.75% 12/22/26	HUF	30,520,000	61,074
3% 6/26/24	HUF	7,530,000	17,801
3% 8/21/30	HUF	64,320,000	116,042
3% 4/25/41	HUF	87,920,000	117,605
4.5% 3/23/28	HUF	112,000,000	232,508
TOTAL HUNGARY			1,050,369
Indonesia - 0.9%
Indonesian Republic:
1.45% 9/18/26	EUR	100,000	97,331
2.15% 7/18/24 (Reg. S)	EUR	129,000	135,007
2.625% 6/14/23	EUR	100,000	106,731
5.125% 4/15/27	IDR	9,200,000,000	566,154
5.5% 4/15/26	IDR	8,615,000,000	539,008
6.375% 4/15/32	IDR	4,300,000,000	265,168
6.375% 4/15/42	IDR	900,000,000	51,338
6.5% 6/15/25	IDR	717,000,000	46,242
6.5% 2/15/31	IDR	4,193,000,000	262,206
7% 9/15/30	IDR	15,924,000,000	1,030,061
7.125% 6/15/42	IDR	2,600,000,000	166,806
7.375% 5/15/48	IDR	8,728,000,000	559,534
7.5% 6/15/35	IDR	1,449,000,000	95,545
7.5% 5/15/38	IDR	1,631,000,000	107,179
7.5% 4/15/40	IDR	9,622,000,000	632,607
8.125% 5/15/24	IDR	15,401,000,000	1,017,994
8.375% 4/15/39	IDR	1,794,000,000	126,937
TOTAL INDONESIA			5,805,848
Ireland - 0.4%
Irish Republic:
0.2% 5/15/27 (Reg. S)	EUR	225,000	215,164
0.2% 10/18/30 (Reg. S)	EUR	86,000	74,613
0.4% 5/15/35 (Reg. S)	EUR	355,000	272,315
0.55% 4/22/41 (Reg. S)	EUR	130,000	87,405
0.9% 5/15/28 (Reg. S)	EUR	32,000	31,006
1% 5/15/26(Reg. S)	EUR	188,000	190,723
1.1% 5/15/29 (Reg. S)	EUR	279,000	267,840
1.3% 5/15/33	EUR	570,000	513,066
1.5% 5/15/50 (Reg. S)	EUR	310,000	229,413
1.7% 5/15/37	EUR	380,000	335,537
3.4% 3/18/24 (Reg.S)	EUR	28,000	30,212
TOTAL IRELAND			2,247,294
Israel - 0.2%
Israeli State:
1% 3/31/30	ILS	1,452,000	343,818
1.3% 4/30/32	ILS	840,000	196,490
1.5% 11/30/23	ILS	912,000	254,415
1.5% 1/16/29 (Reg. S)	EUR	335,000	320,654
1.5% 5/31/37	ILS	1,208,000	261,273
3.75% 3/31/47	ILS	476,000	135,774
TOTAL ISRAEL			1,512,424
Italy - 4.9%
Italian Republic:
0% 12/15/24 (Reg. S)	EUR	3,196,000	3,216,573
0.35% 2/1/25	EUR	191,000	192,229
0.45% 2/15/29(Reg. S)	EUR	190,000	163,221
0.6% 6/15/23 (Reg. S)	EUR	14,000	14,865
0.85% 1/15/27 (Reg. S)	EUR	81,000	77,592
0.9% 4/1/31	EUR	82,000	66,996
0.95% 9/15/27 (Reg. S)	EUR	1,948,000	1,832,835
0.95% 8/1/30 (Reg. S)	EUR	142,000	119,224
0.95% 6/1/32 (Reg. S)	EUR	701,000	550,569
1.1% 4/1/27 (Reg. S)	EUR	2,024,000	1,943,241
1.35% 4/1/30 (Reg. S)	EUR	1,950,000	1,714,188
1.45% 11/15/24 (Reg. S)	EUR	245,000	253,960
1.45% 5/15/25	EUR	80,000	81,954
1.45% 3/1/36 (Reg. S) (c)	EUR	1,347,000	991,304
1.6% 6/1/26	EUR	179,000	179,152
1.65% 3/1/32 (c)	EUR	575,000	488,283
1.7% 9/1/51 (Reg. S) (c)	EUR	536,000	318,677
1.75% 7/1/24(Reg. S)	EUR	185,000	193,800
1.8% 3/1/41 (Reg. S) (c)	EUR	1,761,000	1,221,302
2.05% 8/1/27	EUR	213,000	211,553
2.1% 7/15/26	EUR	1,186,000	1,204,027
2.15% 9/1/52 (Reg. S) (c)	EUR	712,000	461,735
2.15% 3/1/72 (Reg. S) (c)	EUR	279,000	167,105
2.2% 6/1/27 (Reg. S)	EUR	1,612,000	1,620,447
2.25% 9/1/36 (Reg. S) (c)	EUR	639,000	519,847
2.45% 9/1/33 (c)	EUR	1,237,000	1,078,902
2.45% 9/1/50 (Reg. S) (c)	EUR	77,000	54,852
2.5% 12/1/24	EUR	680,000	718,659
2.5% 11/15/25	EUR	2,093,000	2,182,515
2.5% 12/1/32 (Reg. S)	EUR	260,000	232,958
2.65% 12/1/27 (Reg. S)	EUR	640,000	646,880
2.7% 3/1/47 (c)	EUR	116,000	89,890
2.8% 6/15/29 (Reg. S)	EUR	1,740,000	1,717,205
2.95% 9/1/38 (c)	EUR	433,000	373,631
3% 8/1/29	EUR	2,038,000	2,041,407
3.1% 3/1/40 (Reg. S) (c)	EUR	1,208,000	1,042,381
3.35% 3/1/35 (c)	EUR	1,808,000	1,677,334
3.45% 3/1/48 (c)	EUR	261,000	229,789
3.75% 9/1/24	EUR	80,000	86,348
3.85% 9/1/49 (c)	EUR	769,000	720,091
4.5% 3/1/26 (c)	EUR	50,000	54,921
5% 3/1/25 (c)	EUR	80,000	88,532
5% 8/1/34 (c)	EUR	20,000	21,820
5% 8/1/39 (c)	EUR	20,000	21,930
6.5% 11/1/27	EUR	50,000	59,907
TOTAL ITALY			30,944,631
Japan - 13.6%
Japan Government:
0.005% 5/1/24	JPY	11,000,000	83,802
0.005% 6/1/24	JPY	29,000,000	220,921
0.005% 7/1/24	JPY	514,000,000	3,914,883
0.005% 11/1/24	JPY	296,000,000	2,254,305
0.005% 3/20/27	JPY	206,000,000	1,557,683
0.005% 6/20/27	JPY	230,000,000	1,736,146
0.1% 3/20/23	JPY	150,000	1,143
0.1% 9/20/23	JPY	350,000	2,669
0.1% 3/20/24	JPY	203,050,000	1,548,759
0.1% 6/20/24	JPY	180,200,000	1,374,485
0.1% 9/20/24	JPY	30,100,000	229,605
0.1% 12/20/24	JPY	4,300,000	32,800
0.1% 3/20/25	JPY	50,000	381
0.1% 9/20/25	JPY	15,500,000	118,233
0.1% 3/20/26	JPY	19,900,000	151,763
0.1% 6/20/26	JPY	121,400,000	925,134
0.1% 9/20/26	JPY	63,300,000	481,830
0.1% 12/20/26	JPY	70,150,000	533,261
0.1% 3/20/27	JPY	295,100,000	2,239,670
0.1% 6/20/27	JPY	32,450,000	245,929
0.1% 9/20/27	JPY	13,700,000	103,734
0.1% 9/20/27	JPY	177,000,000	1,340,070
0.1% 12/20/27	JPY	75,800,000	572,993
0.1% 6/20/28	JPY	30,400,000	229,003
0.1% 9/20/28	JPY	231,650,000	1,742,458
0.1% 12/20/28	JPY	69,800,000	524,085
0.1% 3/20/29	JPY	23,050,000	172,756
0.1% 6/20/29	JPY	208,100,000	1,556,469
0.1% 12/20/29	JPY	617,250,000	4,596,782
0.1% 3/20/30	JPY	15,400,000	114,355
0.1% 6/20/30	JPY	372,350,000	2,758,721
0.1% 9/20/30	JPY	210,300,000	1,555,041
0.2% 3/20/32	JPY	28,000,000	209,076
0.2% 6/20/32	JPY	166,000,000	1,237,955
0.2% 9/20/32	JPY	53,150,000	396,458
0.2% 6/20/36	JPY	451,050,000	3,129,615
0.3% 12/20/25	JPY	756,050,000	5,800,339
0.3% 6/20/39	JPY	158,200,000	1,052,264
0.3% 9/20/39	JPY	56,150,000	371,915
0.3% 12/20/39	JPY	61,650,000	406,503
0.3% 6/20/46	JPY	153,200,000	907,865
0.4% 6/20/25	JPY	12,550,000	96,430
0.4% 9/20/25	JPY	44,650,000	343,340
0.4% 3/20/36	JPY	192,500,000	1,377,598
0.4% 3/20/40	JPY	51,800,000	346,157
0.4% 6/20/40	JPY	10,450,000	69,546
0.4% 9/20/40	JPY	138,350,000	916,268
0.4% 9/20/49	JPY	5,450,000	31,322
0.4% 3/20/50	JPY	35,400,000	204,427
0.4% 3/20/56	JPY	521,900,000	2,738,742
0.5% 9/20/36	JPY	177,000,000	1,274,578
0.5% 12/20/38	JPY	15,550,000	107,852
0.5% 3/20/49	JPY	10,450,000	62,234
0.6% 6/20/37	JPY	204,850,000	1,479,949
0.6% 12/20/37	JPY	6,700,000	48,000
0.6% 6/20/50	JPY	27,350,000	164,527
0.7% 3/20/37	JPY	22,050,000	162,104
0.7% 9/20/38	JPY	1,033,250,000	7,422,253
0.7% 6/20/48	JPY	13,100,000	83,234
0.7% 12/20/48	JPY	10,800,000	68,070
0.8% 3/20/42	JPY	149,000,000	1,044,862
0.8% 9/20/47	JPY	10,200,000	67,089
0.9% 6/20/42	JPY	345,000,000	2,460,872
0.9% 9/20/48	JPY	249,150,000	1,656,931
0.9% 3/20/57	JPY	212,650,000	1,315,889
1% 12/20/35	JPY	735,450,000	5,693,966
1% 3/20/52	JPY	170,000,000	1,121,321
1.1% 9/20/42	JPY	184,200,000	1,357,345
1.2% 3/20/35	JPY	19,650,000	156,680
1.3% 6/20/52	JPY	232,000,000	1,657,234
1.4% 12/20/45	JPY	368,200,000	2,803,078
1.4% 9/20/52	JPY	52,050,000	379,096
1.4% 3/20/55	JPY	5,500,000	39,687
1.6% 6/20/30	JPY	4,600,000	37,945
1.6% 3/20/33	JPY	4,300,000	36,085
1.6% 12/20/33	JPY	33,050,000	276,725
1.9% 3/20/53	JPY	67,000,000	547,436
2% 3/20/42	JPY	110,000,000	942,066
2.3% 5/20/32	JPY	1,000,000	8,863
TOTAL JAPAN			85,031,660
Korea (South) - 2.4%
Korean Republic:
1.125% 9/10/25	KRW	359,480,000	266,316
1.125% 9/10/39	KRW	321,370,000	172,977
1.25% 3/10/26	KRW	2,172,900,000	1,595,406
1.375% 9/10/24	KRW	836,330,000	638,576
1.375% 12/10/29	KRW	41,420,000	28,091
1.375% 6/10/30	KRW	368,030,000	246,756
1.5% 12/10/26	KRW	32,000,000	23,295
1.5% 12/10/30	KRW	1,148,560,000	769,175
1.5% 9/10/40	KRW	2,069,710,000	1,172,856
1.875% 3/10/24	KRW	2,060,000,000	1,600,892
1.875% 3/10/51	KRW	2,378,220,000	1,294,828
2% 6/10/31	KRW	1,103,570,000	763,035
2% 3/10/49	KRW	381,850,000	218,031
2.125% 6/10/27	KRW	1,520,000,000	1,124,972
2.125% 3/10/47	KRW	29,200,000	17,426
2.25% 9/10/23	KRW	448,940,000	352,924
2.25% 6/10/25	KRW	150,000,000	114,929
2.375% 12/10/27	KRW	50,660,000	37,651
2.375% 12/10/28	KRW	514,930,000	378,876
2.375% 12/10/31	KRW	600,000,000	425,197
2.375% 9/10/38	KRW	415,730,000	276,681
2.5% 3/10/52	KRW	1,040,000,000	653,328
2.625% 6/10/28	KRW	940,310,000	704,344
2.625% 3/10/48	KRW	622,670,000	409,022
2.875% 6/10/24	KRW	1,140,000,000	894,484
3.375% 9/10/23	KRW	41,520,000	32,888
3.375% 6/10/32	KRW	838,210,000	643,000
TOTAL KOREA (SOUTH)			14,855,956
Latvia - 0.2%
Latvian Republic:
1.375% 9/23/25 (Reg. S)	EUR	100,000	100,947
2.875% 4/30/24 (Reg. S)	EUR	1,269,000	1,350,590
TOTAL LATVIA			1,451,537
Lithuania - 0.0%
Lithuanian Republic:
0.5% 6/19/29 (Reg. S)	EUR	32,000	27,924
2.125% 10/22/35 (Reg. S)	EUR	57,000	50,752
TOTAL LITHUANIA			78,676
Luxembourg - 0.1%
Grand Duchy of Luxembourg:
0% 4/28/25 (Reg. S)	EUR	35,000	34,867
0% 9/14/32 (Reg. S)	EUR	360,000	288,703
TOTAL LUXEMBOURG			323,570
Malaysia - 0.8%
Malaysian Government:
3.478% 6/14/24	MYR	4,060,000	920,362
3.582% 7/15/32	MYR	2,240,000	489,800
3.757% 5/22/40	MYR	2,310,000	482,772
3.828% 7/5/34	MYR	420,000	92,042
3.899% 11/16/27	MYR	3,032,000	689,575
3.9% 11/30/26	MYR	2,999,000	682,172
3.906% 7/15/26	MYR	171,000	38,940
4.059% 9/30/24	MYR	219,000	50,067
4.065% 6/15/50	MYR	833,000	172,131
4.119% 11/30/34	MYR	831,000	185,512
4.128% 8/15/25	MYR	405,000	92,627
4.504% 4/30/29	MYR	560,000	130,622
4.696% 10/15/42	MYR	700,000	164,868
4.724% 6/15/33	MYR	2,083,000	492,841
4.736% 3/15/46	MYR	90,000	20,871
4.921% 7/6/48	MYR	50,000	11,830
4.935% 9/30/43	MYR	150,000	35,863
TOTAL MALAYSIA			4,752,895
Mexico - 0.8%
United Mexican States:
1.125% 1/17/30	EUR	100,000	86,793
2.125% 10/25/51	EUR	100,000	58,895
2.25% 8/12/36	EUR	130,000	98,655
2.875% 4/8/39	EUR	185,000	143,797
5.5% 3/4/27	MXN	19,600,000	877,109
5.75% 3/5/26	MXN	26,769,000	1,241,500
7.5% 6/3/27	MXN	2,000,000	96,654
7.75% 11/13/42	MXN	5,000,000	224,154
8% 9/5/24	MXN	17,600,000	873,551
8% 11/7/47	MXN	13,363,000	611,824
8.5% 5/31/29	MXN	10,000,000	498,341
TOTAL MEXICO			4,811,273
Multi-National - 0.3%
European Stability Mechanism 0.5% 3/5/29 (Reg. S)	EUR	2,229,000	2,046,897
Netherlands - 1.1%
Dutch Government:
0% 1/15/24(Reg. S) (c)	EUR	15,000	15,627
0% 1/15/27 (Reg. S) (c)	EUR	1,052,000	1,011,362
0% 7/15/30 (Reg. S) (c)	EUR	168,000	146,348
0% 1/15/52 (Reg. S) (c)	EUR	625,000	323,898
0.25% 7/15/25 (c)	EUR	91,000	91,736
0.25% 7/15/29(Reg. S) (c)	EUR	1,336,000	1,220,809
0.5% 7/15/26(Reg. S) (c)	EUR	714,000	709,432
0.5% 7/15/32 (Reg. S) (c)	EUR	1,061,000	917,832
0.5% 1/15/40 (Reg. S) (c)	EUR	1,722,000	1,270,597
0.75% 7/15/27 (Reg. S) (c)	EUR	866,000	852,582
2.5% 1/15/33 (c)	EUR	80,000	83,012
4% 1/15/37 (c)	EUR	30,000	36,142
TOTAL NETHERLANDS			6,679,377
New Zealand - 0.3%
New Zealand Government:
0.5% 5/15/24	NZD	318,000	189,732
1.5% 5/15/31	NZD	1,322,000	667,861
1.75% 5/15/41	NZD	582,000	237,167
2.75% 4/15/25	NZD	485,000	293,589
2.75% 4/15/37 (Reg. S)	NZD	410,000	209,416
TOTAL NEW ZEALAND			1,597,765
Norway - 0.1%
Kingdom of Norway:
1.75% 2/17/27 (Reg. S) (c)	NOK	8,340,000	808,659
3% 3/14/24 (c)	NOK	220,000	22,416
TOTAL NORWAY			831,075
Peru - 0.2%
Peruvian Republic:
5.4% 8/12/34(Reg. S)	PEN	550,000	115,887
5.94% 2/12/29	PEN	956,000	230,604
6.15% 8/12/32	PEN	2,364,000	547,276
6.7142% 2/12/55	PEN	500,000	112,760
TOTAL PERU			1,006,527
Poland - 0.5%
Polish Government:
0% 2/10/25 (Reg. S)	EUR	41,000	40,879
0.75% 4/25/25	PLN	830,000	165,722
1% 3/7/29 (Reg. S)	EUR	309,000	284,523
1.25% 10/25/30	PLN	396,000	60,721
1.75% 4/25/32	PLN	3,150,000	472,117
2% 3/8/49 (Reg. S)	EUR	17,000	12,511
2.5% 4/25/24	PLN	6,238,000	1,353,855
2.5% 7/25/27	PLN	3,047,000	579,426
2.75% 10/25/29	PLN	2,390,000	428,764
4% 10/25/23	PLN	97,000	21,706
4% 4/25/47	PLN	96,000	14,614
TOTAL POLAND			3,434,838
Portugal - 0.5%
Portugal Obrigacoes Do Tesouro:
0.475% 10/18/30 (Reg. S) (c)	EUR	728,000	630,216
0.7% 10/15/27 (Reg. S) (c)	EUR	350,000	337,894
0.9% 10/12/35 (Reg. S) (c)	EUR	734,000	567,579
1.65% 7/16/32 (Reg. S) (c)	EUR	63,000	57,371
1.95% 6/15/29 (Reg. S) (c)	EUR	458,000	457,508
2.875% 10/15/25 (Reg. S) (c)	EUR	22,000	23,550
2.875% 7/21/26(Reg. S) (c)	EUR	333,000	356,525
4.125% 4/14/27 (Reg. S) (c)	EUR	524,000	587,756
Portuguese Republic 2.25% 4/18/34 (c)	EUR	260,000	244,536
TOTAL PORTUGAL			3,262,935
Romania - 0.4%
Romanian Republic:
1.375% 12/2/29 (Reg. S)	EUR	567,000	439,770
2.125% 3/7/28 (Reg. S)	EUR	470,000	417,991
2.5% 10/25/27	RON	2,330,000	400,074
2.875% 5/26/28 (Reg. S)	EUR	32,000	29,562
2.875% 4/13/42 (Reg. S)	EUR	60,000	35,839
3.375% 1/28/50 (Reg. S)	EUR	54,000	33,140
3.5% 11/25/25	RON	4,230,000	827,243
4.125% 3/11/39	EUR	145,000	110,620
TOTAL ROMANIA			2,294,239
Russia - 0.0%
Ministry of Finance of the Russian Federation 7.6% 12/31/49 (g)(h)	RUB	4,237,000	15,512
Saudi Arabia - 0.0%
Kingdom of Saudi Arabia 2% 7/9/39 (Reg. S)	EUR	163,000	128,987
Singapore - 0.4%
Republic of Singapore:
, yield at date of purchase 2.7941% 10/1/51	SGD	130,000	85,591
2% 2/1/24	SGD	147,000	108,292
2.125% 6/1/26	SGD	271,000	197,554
2.25% 8/1/36	SGD	768,000	520,897
2.375% 7/1/39	SGD	325,000	224,448
2.625% 5/1/28	SGD	1,016,000	744,667
2.625% 8/1/32	SGD	310,000	222,580
2.75% 4/1/42	SGD	160,000	121,971
2.75% 3/1/46	SGD	20,000	15,529
TOTAL SINGAPORE			2,241,529
Slovakia - 0.2%
Slovakia Republic:
0.125% 6/17/27 (Reg. S)	EUR	288,000	266,436
0.25% 5/14/25 (Reg. S)	EUR	84,000	83,595
1% 10/9/30 (Reg. S)	EUR	110,000	96,781
1.625% 1/21/31 (Reg. S)	EUR	348,000	322,359
1.875% 3/9/37 (Reg. S)	EUR	185,000	153,245
3% 2/28/23 (Reg. S)	EUR	52,000	55,670
TOTAL SLOVAKIA			978,086
Slovenia - 0.1%
Republic of Slovenia:
0.125% 7/1/31(Reg. S)	EUR	288,000	226,158
1.1875% 3/14/29 (Reg. S)	EUR	110,000	102,760
1.25% 3/22/27 (Reg. S)	EUR	84,000	83,328
1.75% 11/3/40 (Reg. S)	EUR	89,000	65,709
2.125% 7/28/25 (Reg. S)	EUR	64,000	68,043
2.25% 3/3/32 (Reg. S)	EUR	230,000	217,350
TOTAL SLOVENIA			763,348
Spain - 3.8%
Spanish Kingdom:
0% 4/30/23	EUR	32,000	34,001
0% 5/31/24	EUR	2,574,000	2,646,552
0% 1/31/26	EUR	3,427,000	3,345,221
0% 1/31/27	EUR	880,000	831,468
0.25% 7/30/24(Reg. S) (c)	EUR	1,340,000	1,377,199
0.5% 4/30/30 (Reg. S) (c)	EUR	143,000	125,616
0.5% 10/31/31 (Reg. S) (c)	EUR	756,000	629,863
0.6% 10/31/29 (Reg. S) (c)	EUR	574,000	516,750
0.7% 4/30/32 (Reg. S) (c)	EUR	140,000	116,727
0.8% 7/30/27 (Reg. S) (c)	EUR	1,203,000	1,162,286
0.85% 7/30/37 (Reg. S) (c)	EUR	1,258,000	895,646
1% 7/30/42(Reg. S) (c)	EUR	171,000	111,677
1% 10/31/50 (Reg. S) (c)	EUR	1,856,000	1,034,861
1.2% 10/31/40 (Reg. S) (c)	EUR	2,179,000	1,526,358
1.25% 10/31/30 (Reg. S) (c)	EUR	1,376,000	1,264,291
1.3% 10/31/26 (c)	EUR	150,000	150,840
1.4% 4/30/28 (Reg. S) (c)	EUR	100,000	97,901
1.45% 10/31/27 (c)	EUR	100,000	99,187
1.45% 4/30/29 (Reg. S) (c)	EUR	2,826,000	2,726,219
1.5% 4/30/27 (Reg. S) (c)	EUR	157,000	157,701
1.6% 4/30/25 (c)	EUR	243,000	252,603
1.85% 7/30/35 (Reg. S) (c)	EUR	480,000	418,231
1.9% 10/31/52 (Reg. S) (c)	EUR	360,000	246,794
1.95% 4/30/26 (Reg. S) (c)	EUR	2,712,000	2,807,556
1.95% 7/30/30 (Reg. S) (c)	EUR	26,000	25,310
2.15% 10/31/25 (Reg. S) (c)	EUR	44,000	46,159
2.35% 7/30/33 (Reg. S) (c)	EUR	292,000	278,719
2.55% 10/31/32 (Reg. S) (c)	EUR	720,000	705,402
2.7% 10/31/48 (c)	EUR	189,000	165,001
5.15% 10/31/28 (c)	EUR	80,000	94,284
TOTAL SPAIN			23,890,423
Sweden - 0.0%
Sweden Kingdom 1.375% 6/23/71 (c)	SEK	1,440,000	81,235
Switzerland - 0.5%
Switzerland Confederation:
0% 6/22/29 (Reg. S)	CHF	2,912,000	2,860,855
0% 6/26/34 (Reg. S)	CHF	24,000	21,581
0% 7/24/39 (Reg. S)	CHF	273,000	226,030
1.25% 5/28/26	CHF	35,000	37,701
3.5% 4/8/33	CHF	45,000	57,354
TOTAL SWITZERLAND			3,203,521
Thailand - 0.7%
Kingdom of Thailand:
1.45% 12/17/24	THB	5,595,000	161,343
1.6% 12/17/29	THB	4,153,000	115,112
1.6% 6/17/35	THB	14,678,000	363,614
2% 6/17/42	THB	7,800,000	180,310
2.125% 12/17/26	THB	69,582,000	2,037,569
2.75% 6/17/52	THB	8,520,000	201,369
2.875% 6/17/46	THB	9,832,000	250,157
3.3% 6/17/38	THB	13,193,000	382,518
3.4% 6/17/36	THB	3,260,000	97,503
3.65% 6/20/31	THB	2,464,000	77,472
3.775% 6/25/32	THB	13,170,000	418,804
3.85% 12/12/25	THB	1,091,000	33,485
TOTAL THAILAND			4,319,256
United Kingdom - 2.7%
United Kingdom, Great Britain and Northern Ireland:
0.125% 1/31/23 (Reg. S)	GBP	13,000	15,679
0.25% 1/31/25 (Reg. S)	GBP	740,000	830,332
0.25% 7/31/31 (Reg. S)	GBP	1,137,000	1,029,768
0.375% 10/22/30 (Reg. S)	GBP	1,087,000	1,026,597
0.5% 1/31/29(Reg. S)	GBP	872,000	871,383
0.625% 6/7/25	GBP	34,000	38,367
0.625% 7/31/35 (Reg. S)	GBP	2,162,000	1,759,822
0.625% 10/22/50 (Reg. S)	GBP	1,885,000	1,014,963
0.875% 1/31/46 (Reg. S)	GBP	665,000	425,403
1% 4/22/24(Reg. S) (e)	GBP	2,944,000	3,439,811
1.25% 7/22/27	GBP	42,000	45,741
1.25% 10/22/41 (Reg. S) (e)	GBP	3,889,076	2,980,587
1.25% 7/31/51(Reg. S)	GBP	1,470,000	959,842
1.5% 7/22/47	GBP	195,000	143,753
1.625% 10/22/28	GBP	37,000	40,171
1.625% 10/22/54 (Reg. S)	GBP	769,000	548,420
1.75% 9/7/37 (Reg. S)	GBP	227,000	206,436
1.75% 1/22/49(Reg. S)	GBP	742,000	573,896
1.75% 7/22/57 (Reg. S)	GBP	1,444,000	1,065,503
4.25% 9/7/39	GBP	13,000	16,105
4.25% 12/7/40	GBP	19,000	23,487
4.25% 12/7/55	GBP	30,000	38,722
TOTAL UNITED KINGDOM			17,094,788
TOTAL GOVERNMENT OBLIGATIONS (Cost $497,221,095)			417,411,435

Supranational Obligations - 3.7%
		Principal Amount (a)	Value ($)
African Development Bank:
0.125% 10/7/26	EUR	41,000	39,266
0.875% 5/24/28	EUR	87,000	82,827
1.1% 12/16/26	AUD	260,000	155,506
1.125% 6/18/25 (Reg. S)	GBP	80,000	89,610
Agence Francaise de Developpement 0% 3/25/25 (Reg. S)	EUR	1,600,000	1,596,416
Asian Development Bank:
1.125% 12/15/25	GBP	32,000	35,308
1.375% 3/7/25	GBP	25,000	28,353
1.625% 1/28/25	CAD	290,000	202,970
2.45% 1/17/24	AUD	65,000	43,595
3.3% 8/8/28 (Reg. S)	AUD	55,000	35,096
4.65% 2/16/27	CAD	700,000	531,364
Corporacion Andina de Fomento 1.625% 6/3/25 (Reg. S)	EUR	198,000	200,222
Council of Europe Development Bank:
0% 4/9/27 (Reg. S)	EUR	33,000	31,028
0.125% 5/25/23	EUR	23,000	24,403
European Financial Stability Facility:
0% 10/13/27 (Reg. S)	EUR	85,000	78,951
0.05% 10/17/29 (Reg. S)	EUR	23,000	20,158
0.05% 1/18/52	EUR	225,000	100,713
0.125% 10/17/23 (Reg. S)	EUR	250,000	262,255
0.625% 10/16/26 (Reg. S)	EUR	466,000	457,569
0.7% 1/20/50 (Reg. S)	EUR	176,000	105,673
0.75% 5/3/27 (Reg. S)	EUR	43,000	41,955
0.875% 4/10/35 (Reg. S)	EUR	610,000	496,898
1.25% 5/24/33 (Reg. S)	EUR	299,000	266,940
1.45% 9/5/40 (Reg. S)	EUR	1,125,000	919,551
European Investment Bank:
0% 6/17/27	EUR	215,000	201,798
0% 9/9/30 (Reg. S)	EUR	109,000	92,696
0.01% 5/15/41 (Reg. S)	EUR	330,000	197,823
0.05% 10/13/34 (Reg. S)	EUR	1,627,000	1,208,014
0.125% 6/20/29 (Reg. S)	EUR	578,000	515,109
0.375% 7/16/25	EUR	577,000	579,161
0.375% 4/14/26 (Reg. S)	EUR	413,000	406,739
0.875% 12/15/23 (Reg. S)	GBP	145,000	170,482
1% 9/21/26 (Reg. S)	GBP	226,000	242,581
1% 4/14/32	EUR	736,000	655,744
1.125% 4/13/33 (Reg. S)	EUR	265,000	233,705
1.375% 3/7/25 (Reg. S)	GBP	504,000	571,891
1.5% 1/26/24	NOK	740,000	74,064
1.75% 7/30/24 (Reg. S)	CAD	69,000	48,927
1.75% 11/12/26 (Reg. S)	SEK	240,000	21,592
2.7% 1/12/23	AUD	72,000	49,016
European Stability Mechanism:
0.01% 3/4/30	EUR	35,000	30,187
0.75% 3/15/27	EUR	184,000	179,771
0.75% 9/5/28 (Reg. S)	EUR	48,000	45,346
0.875% 7/18/42 (Reg. S)	EUR	266,000	186,839
1.125% 5/3/32 (Reg. S)	EUR	47,000	42,264
1.2% 5/23/33 (Reg. S)	EUR	37,000	32,757
1.625% 11/17/36 (Reg. S)	EUR	218,000	190,994
1.85% 12/1/55 (Reg. S)	EUR	186,000	148,581
European Union:
0% 11/4/25 (Reg. S)	EUR	1,426,000	1,408,108
0% 10/4/30 (Reg. S)	EUR	169,000	143,446
0% 7/4/35 (Reg. S)	EUR	1,357,000	978,181
0.1% 10/4/40 (Reg. S)	EUR	946,000	582,986
0.3% 11/4/50 (Reg. S)	EUR	442,000	225,514
0.45% 7/4/41 (Reg. S)	EUR	162,000	105,156
0.45% 5/2/46 (Reg. S)	EUR	50,000	29,700
0.8% 7/4/25 (Reg. S)	EUR	1,760,000	1,788,132
0.875% 3/11/37 (Reg. S)	EUR	100,000	77,992
1.125% 4/4/36 (Reg. S)	EUR	94,000	78,651
1.25% 4/4/33 (Reg. S)	EUR	1,418,000	1,270,001
1.25% 2/4/43 (Reg. S)	EUR	172,000	129,473
2% 10/4/27 (Reg. S)	EUR	860,000	878,866
Inter-American Development Bank:
1.25% 12/15/25	GBP	308,000	341,056
1.7% 10/10/24	CAD	100,000	70,527
3.15% 6/26/29	AUD	120,000	74,493
International Bank for Reconstruction & Development:
0% 1/15/27	EUR	1,828,000	1,730,657
0.01% 4/24/28	EUR	687,000	625,703
1% 12/21/29	GBP	248,000	242,277
1.2% 8/8/34	EUR	23,000	19,909
1.8% 7/26/24	CAD	87,000	61,791
2.2% 2/27/24	AUD	207,000	138,200
2.25% 1/17/23	CAD	93,000	68,641
2.5% 8/3/23	CAD	68,000	49,568
International Development Association 0.7% 1/17/42 (Reg. S)	EUR	207,000	144,800
International Finance Corp.:
1.375% 9/13/24	CAD	196,000	137,988
3.15% 6/26/29 (Reg. S)	AUD	90,000	55,855
Nordic Investment Bank 1.125% 12/15/23 (Reg. S)	GBP	40,000	47,136
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $29,651,064)			23,477,515

Preferred Securities - 0.2%
		Principal Amount (a)	Value ($)
France - 0.1%
Engie SA:
1.5% (Reg. S) (b)(i)	EUR	300,000	254,139
1.625% (Reg. S) (b)(i)	EUR	100,000	98,656
Veolia Environnement SA 1.625% (Reg. S) (b)(i)	EUR	100,000	92,588
TOTAL FRANCE			445,383
Italy - 0.0%
Enel SpA 1.375% (Reg. S) (b)(i)	EUR	150,000	127,350
Luxembourg - 0.0%
Aroundtown SA 3.375% (Reg. S) (b)(i)	EUR	100,000	49,611
Netherlands - 0.1%
Iberdrola International BV:
1.825% (Reg. S) (b)(i)	EUR	100,000	83,186
2.625% (Reg. S) (b)(i)	EUR	100,000	106,091
3.25% (Reg. S) (b)(i)	EUR	100,000	105,853
TOTAL NETHERLANDS			295,130
United Kingdom - 0.0%
SSE PLC 3.74% (Reg. S) (b)(i)	GBP	216,000	243,989
TOTAL PREFERRED SECURITIES (Cost $1,199,237)			1,161,463

Money Market Funds - 0.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (j) (Cost $2,826,784)	2,826,219	2,826,784

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $744,996,891)	628,424,149
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(2,361,003)
NET ASSETS - 100.0%	626,063,146

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	30	Mar 2023	3,717,138	(124,254)	(124,254)
ICE Long Gilt Contracts (United Kingdom)	10	Mar 2023	1,207,741	(83,605)	(83,605)

TOTAL FUTURES CONTRACTS					(207,859)
The notional amount of futures purchased as a percentage of Net Assets is 0.8%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	27,000	USD	28,863	Bank of America, N.A.	1/03/23	39
GBP	12,000	USD	14,485	Brown Brothers Harriman & Co	1/03/23	23
AUD	27,729,129	USD	18,747,664	Bank of America, N.A.	1/04/23	131,713
AUD	2,973,000	USD	1,993,923	Brown Brothers Harriman & Co	1/04/23	30,244
CAD	45,628,031	USD	33,644,028	Citibank, N. A.	1/04/23	54,665
CHF	5,564,046	USD	6,022,380	HSBC Bank	1/04/23	(4,917)
CLP	1,411,646,000	USD	1,636,862	Citibank, N. A.	1/04/23	27,324
CNY	788,991,000	USD	113,003,581	Bank of America, N.A.	1/04/23	1,366,147
CNY	772,447,000	USD	110,910,462	Bank of America, N.A.	1/04/23	1,061,098
CNY	16,544,000	USD	2,375,442	Bank of America, N.A.	1/04/23	22,726
COP	6,608,800,000	USD	1,383,462	Citibank, N. A.	1/04/23	(20,261)
COP	6,608,800,000	USD	1,373,914	Citibank, N. A.	1/04/23	(10,712)
CZK	75,816,000	USD	3,345,247	HSBC Bank	1/04/23	9,607
DKK	22,125,000	USD	3,172,985	Bank of America, N.A.	1/04/23	11,935
EUR	269,023,000	USD	286,859,225	State Street Bank and Trust Co	1/04/23	1,116,445
GBP	35,055,000	USD	42,274,577	State Street Bank and Trust Co	1/04/23	105,165
HKD	2,076,000	USD	266,349	HSBC Bank	1/04/23	(381)
HUF	526,374,700	USD	1,399,250	HSBC Bank	1/04/23	11,952
IDR	86,485,900,000	USD	5,481,076	Citibank, N. A.	1/04/23	74,466
ILS	4,320,000	USD	1,227,377	HSBC Bank	1/04/23	1,606
JPY	488,400,000	USD	3,514,364	Canadian Imperial Bk. of Comm.	1/04/23	207,062
JPY	11,448,287,044	USD	85,902,957	HSBC Bank	1/04/23	1,328,734
JPY	164,050,000	USD	1,206,527	JPMorgan Chase Bank, N.A.	1/04/23	43,473
KRW	18,360,800,000	USD	14,407,407	Bank of America, N.A.	1/04/23	175,130
MXN	86,718,000	USD	4,473,874	JPMorgan Chase Bank, N.A.	1/04/23	(23,716)
MYR	21,169,000	USD	4,794,790	Goldman Sachs Bank USA	1/04/23	10,885
MYR	27,371,000	USD	6,202,076	Goldman Sachs Bank USA	1/04/23	11,545
MYR	6,202,000	USD	1,402,374	Goldman Sachs Bank USA	1/04/23	5,571
NOK	12,042,000	USD	1,216,914	Bank of America, N.A.	1/04/23	12,263
NZD	2,595,600	USD	1,647,349	Bank of America, N.A.	1/04/23	597
PEN	2,348,000	USD	616,273	Citibank, N. A.	1/04/23	2,151
PLN	13,879,000	USD	3,160,272	HSBC Bank	1/04/23	7,473
RON	5,684,000	USD	1,225,018	BNP Paribas S.A.	1/04/23	6,271
SEK	61,663,000	USD	5,894,116	Bank of America, N.A.	1/04/23	15,217
SGD	2,933,518	USD	2,178,624	State Street Bank and Trust Co	1/04/23	11,549
THB	240,553,000	USD	6,946,376	JPMorgan Chase Bank, N.A.	1/04/23	19,613
USD	20,124,596	AUD	30,299,000	Bank of America, N.A.	1/04/23	(504,478)
USD	280,381	AUD	419,000	Brown Brothers Harriman & Co	1/04/23	(4,895)
USD	274,033	CAD	375,000	Brown Brothers Harriman & Co	1/04/23	(2,924)
USD	33,063,359	CAD	44,252,000	HSBC Bank	1/04/23	380,937
USD	756,077	CAD	1,023,000	JPMorgan Chase Bank, N.A.	1/04/23	538
USD	5,874,033	CHF	5,565,000	State Street Bank and Trust Co	1/04/23	(144,461)
USD	1,512,856	CLP	1,411,646,000	Citibank, N. A.	1/04/23	(151,330)
USD	2,375,305	CNY	16,544,000	Bank of America, N.A.	1/04/23	(22,863)
USD	113,285,903	CNY	788,991,000	Bank of America, N.A.	1/04/23	(1,083,824)
USD	108,741,747	CNY	772,447,000	Bank of America, N.A.	1/04/23	(3,229,812)
USD	1,710,958	CNY	11,908,922	Citibank, N. A.	1/04/23	(15,323)
USD	22,819	CNY	158,828	Citibank, N. A.	1/04/23	(204)
USD	4,556,965	CNY	31,690,869	Citibank, N. A.	1/04/23	(36,847)
USD	1,373,914	COP	6,608,800,000	Citibank, N. A.	1/04/23	10,712
USD	1,336,096	COP	6,608,800,000	Citibank, N. A.	1/04/23	(27,105)
USD	2,094,313	CZK	49,676,000	HSBC Bank	1/04/23	(103,847)
USD	1,129,813	CZK	26,140,000	State Street Bank and Trust Co	1/04/23	(26,881)
USD	3,067,093	DKK	22,125,000	Bank of America, N.A.	1/04/23	(117,826)
USD	6,707,471	EUR	6,496,000	BNP Paribas S.A.	1/04/23	(246,172)
USD	1,880,539	EUR	1,769,000	Brown Brothers Harriman & Co	1/04/23	(13,087)
USD	217,812	EUR	205,000	Brown Brothers Harriman & Co	1/04/23	(1,630)
USD	265,668,031	EUR	257,338,000	JPMorgan Chase Bank, N.A.	1/04/23	(9,799,430)
USD	2,003,943	EUR	1,902,000	State Street Bank and Trust Co	1/04/23	(32,052)
USD	1,365,023	EUR	1,293,000	State Street Bank and Trust Co	1/04/23	(19,069)
USD	507,226	GBP	413,000	Brown Brothers Harriman & Co	1/04/23	7,930
USD	163,044	GBP	134,000	Brown Brothers Harriman & Co	1/04/23	1,044
USD	39,056,818	GBP	32,809,000	HSBC Bank	1/04/23	(607,623)
USD	1,415,762	GBP	1,188,000	JPMorgan Chase Bank, N.A.	1/04/23	(20,470)
USD	617,386	GBP	505,000	State Street Bank and Trust Co	1/04/23	6,866
USD	265,544	HKD	2,076,000	Brown Brothers Harriman & Co	1/04/23	(424)
USD	446,262	HUF	177,080,000	BNP Paribas S.A.	1/04/23	(28,486)
USD	875,362	HUF	350,134,000	BNP Paribas S.A.	1/04/23	(63,341)
USD	5,512,167	IDR	86,485,900,000	Bank of America, N.A.	1/04/23	(43,375)
USD	1,249,488	ILS	4,320,000	HSBC Bank	1/04/23	20,505
USD	91,409	JPY	12,550,000	Brown Brothers Harriman & Co	1/04/23	(4,218)
USD	185,188	JPY	25,250,000	Brown Brothers Harriman & Co	1/04/23	(7,208)
USD	69,985	JPY	9,200,000	Citibank, N. A.	1/04/23	(116)
USD	2,234,782	JPY	313,800,000	Royal Bank of Canada	1/04/23	(156,258)
USD	957,104	JPY	127,100,000	State Street Bank and Trust Co	1/04/23	(11,351)
USD	82,574,160	JPY	11,612,850,000	State Street Bank and Trust Co	1/04/23	(5,911,439)
USD	13,562,417	KRW	18,360,800,000	Bank of America, N.A.	1/04/23	(1,020,121)
USD	4,408,171	MXN	86,718,000	State Street Bank and Trust Co	1/04/23	(41,987)
USD	1,405,329	MYR	6,202,000	Goldman Sachs Bank USA	1/04/23	(2,616)
USD	4,796,746	MYR	21,169,000	Goldman Sachs Bank USA	1/04/23	(8,929)
USD	5,982,732	MYR	27,371,000	Goldman Sachs Bank USA	1/04/23	(230,889)
USD	1,187,614	NOK	12,042,000	Bank of America, N.A.	1/04/23	(41,563)
USD	248,388	NZD	389,000	Bank of America, N.A.	1/04/23	1,411
USD	1,357,515	NZD	2,207,000	Bank of America, N.A.	1/04/23	(43,710)
USD	608,101	PEN	2,348,000	Citibank, N. A.	1/04/23	(10,323)
USD	84,921	PLN	379,000	Bank of America, N.A.	1/04/23	(1,582)
USD	2,394,179	PLN	11,017,000	Brown Brothers Harriman & Co	1/04/23	(120,343)
USD	552,317	PLN	2,483,000	Citibank, N. A.	1/04/23	(14,403)
USD	780,563	RON	3,752,000	Brown Brothers Harriman & Co	1/04/23	(32,209)
USD	412,382	RON	1,932,000	Citibank, N. A.	1/04/23	(6,135)
USD	5,816,513	SEK	61,783,000	HSBC Bank	1/04/23	(104,320)
USD	2,226,748	SGD	3,071,000	State Street Bank and Trust Co	1/04/23	(66,069)
USD	6,674,612	THB	240,553,000	JPMorgan Chase Bank, N.A.	1/04/23	(291,377)
CNY	39,755,000	USD	5,759,925	Goldman Sachs Bank USA	2/01/23	16,361
EUR	8,696,000	USD	9,315,068	Bank of America, N.A.	2/01/23	12,525
GBP	1,106,000	USD	1,336,015	Brown Brothers Harriman & Co	2/01/23	2,163
JPY	202,000,000	USD	1,537,605	Brown Brothers Harriman & Co	2/01/23	7,574
USD	18,823,162	AUD	27,812,000	Bank of America, N.A.	2/01/23	(135,975)
USD	33,781,462	CAD	45,808,000	Citibank, N. A.	2/01/23	(54,836)
USD	6,100,877	CHF	5,620,000	HSBC Bank	2/01/23	2,865
USD	1,622,469	CLP	1,401,797,000	Citibank, N. A.	2/01/23	(25,755)
USD	117,813,844	CNY	822,105,000	Bank of America, N.A.	2/01/23	(1,635,615)
USD	1,619,089	COP	7,777,700,000	Citibank, N. A.	2/01/23	23,681
USD	3,355,408	CZK	76,173,000	HSBC Bank	2/01/23	(9,102)
USD	3,260,028	DKK	22,685,000	Bank of America, N.A.	2/01/23	(13,037)
USD	287,824,517	EUR	269,402,000	State Street Bank and Trust Co	2/01/23	(1,144,222)
USD	42,378,222	GBP	35,115,000	State Street Bank and Trust Co	2/01/23	(108,306)
USD	269,198	HKD	2,097,000	HSBC Bank	2/01/23	360
USD	1,419,231	HUF	538,860,000	HSBC Bank	2/01/23	(12,732)
USD	5,468,770	IDR	86,330,000,000	Citibank, N. A.	2/01/23	(74,911)
USD	1,233,873	ILS	4,338,000	HSBC Bank	2/01/23	(1,774)
USD	86,184,512	JPY	11,444,200,000	HSBC Bank	2/01/23	(1,356,798)
USD	14,786,488	KRW	18,843,900,000	Bank of America, N.A.	2/01/23	(189,174)
USD	4,528,745	MXN	88,223,000	JPMorgan Chase Bank, N.A.	2/01/23	26,960
USD	1,240,766	NOK	12,265,000	Bank of America, N.A.	2/01/23	(12,688)
USD	1,652,567	NZD	2,603,000	Bank of America, N.A.	2/01/23	(807)
USD	1,047,689	PEN	4,005,000	Citibank, N. A.	2/01/23	(3,788)
USD	3,165,492	PLN	13,937,000	HSBC Bank	2/01/23	(7,604)
USD	1,231,909	RON	5,725,000	BNP Paribas S.A.	2/01/23	(6,184)
USD	5,966,441	SEK	62,323,000	Bank of America, N.A.	2/01/23	(16,448)
USD	2,223,807	SGD	2,993,000	State Street Bank and Trust Co	2/01/23	(11,963)
USD	7,183,495	THB	248,082,000	JPMorgan Chase Bank, N.A.	2/01/23	(22,435)
USD	4,742,100	MYR	20,934,000	Goldman Sachs Bank USA	2/02/23	(16,545)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(22,990,510)

Unrealized Appreciation						6,405,121
Unrealized Depreciation						(29,395,631)
For the period, the average contract value for forward foreign currency contracts was $1,255,041,818. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
CHF	-	Swiss franc
CLP	-	Chilean peso
CNY	-	Chinese yuan
COP	-	Colombian peso
CZK	-	Czech koruna
DKK	-	Danish krone
EUR	-	European Monetary Unit
GBP	-	British pound sterling
HKD	-	Hong Kong dollar
HUF	-	Hungarian forint
IDR	-	Indonesian rupiah
ILS	-	Israeli shekel
JPY	-	Japanese yen
KRW	-	Korean won
MXN	-	Mexican peso
MYR	-	Malyasian ringgit
NOK	-	Norwegian krone
NZD	-	New Zealand dollar
PEN	-	Peruvian new sol
PLN	-	Polish zloty
RON	-	Romanian leu (new)
RUB	-	Russian ruble
SEK	-	Swedish krona
SGD	-	Singapore dollar
THB	-	Thai baht
USD	-	U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $65,532,486 or 10.5% of net assets.

(d)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(e)	Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $18,519,651.
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $174,856.
(g)	Non-income producing - Security is in default.
(h)	Level 3 security
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	4,534,506	267,793,183	269,500,905	78,709	-	-	2,826,784	0.0%
Total	4,534,506	267,793,183	269,500,905	78,709	-	-	2,826,784

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	183,546,952	-	183,546,952	-

Government Obligations	417,411,435	-	417,395,923	15,512

Supranational Obligations	23,477,515	-	23,477,515	-

Preferred Securities	1,161,463	-	1,161,463	-

Money Market Funds	2,826,784	2,826,784	-	-
Total Investments in Securities:	628,424,149	2,826,784	625,581,853	15,512
Derivative Instruments:

Assets
Forward Foreign Currency Contracts	6,405,121	-	6,405,121	-
Total Assets	6,405,121	-	6,405,121	-

Liabilities
Futures Contracts	(207,859)	(207,859)	-	-
Forward Foreign Currency Contracts	(29,395,631)	-	(29,395,631)	-
Total Liabilities	(29,603,490)	(207,859)	(29,395,631)	-
Total Derivative Instruments:	(23,198,369)	(207,859)	(22,990,510)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Foreign Exchange Risk
Forward Foreign Currency Contracts (a)	6,405,121	(29,395,631)
Total Foreign Exchange Risk	6,405,121	(29,395,631)
Interest Rate Risk
Futures Contracts (b)	0	(207,859)
Total Interest Rate Risk	0	(207,859)
Total Value of Derivatives	6,405,121	(29,603,490)

(a)Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received (a) ($)	Collateral Pledged (a) ($)	Net (b) ($)
Bank of America, N.A.	2,810,801	(8,112,898)	-	3,944,724	(1,357,373)
HSBC Bank	1,764,039	(2,209,098)	-	-	(445,059)
State Street Bank and Trust Co	1,240,025	(7,517,800)	-	4,341,947	(1,935,828)
Canadian Imperial Bk. of Comm.	207,062	-	-	-	207,062
Citibank, N. A.	192,999	(452,049)	-	202,896	(56,154)
JPMorgan Chase Bank, N.A.	90,584	(10,157,428)	-	9,573,125	(493,719)
Brown Brothers Harriman & Co	48,978	(186,938)	-	-	(137,960)
Goldman Sachs Bank USA	44,362	(258,979)	-	214,617	-
BNP Paribas S.A.	6,271	(344,183)	-	194,325	(143,587)
Royal Bank of Canada	-	(156,258)	-	-	(156,258)
Exchange Traded Futures	-	(207,859)	-	174,856	(33,003)
Total	$6,405,121	$(29,603,490)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.
Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $742,170,107)		625,597,365
Fidelity Central Funds (cost $2,826,784)		2,826,784

Total Investment in Securities (cost $744,996,891)			$628,424,149
Foreign currency held at value (cost $180,019)			181,527
Receivable for investments sold			16,408,592
Unrealized appreciation on forward foreign currency contracts			6,405,121
Receivable for fund shares sold			2,097,068
Interest receivable			4,414,341
Distributions receivable from Fidelity Central Funds			28,841
Total assets			657,959,639
Liabilities
Unrealized depreciation on forward foreign currency contracts		$29,395,631
Payable for fund shares redeemed		2,455,525
Accrued management fee		31,523
Payable for daily variation margin on futures contracts		7,515
Other payables and accrued expenses		6,299
Total Liabilities			31,896,493
Net Assets			$626,063,146
Net Assets consist of:
Paid in capital			$706,360,733
Total accumulated earnings (loss)			(80,297,587)
Net Assets			$626,063,146
Net Asset Value , offering price and redemption price per share ($626,063,146 ÷ 71,062,075 shares)			$8.81

Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$9,910
Interest		7,646,790
Income from Fidelity Central Funds		78,709
Total Income		7,735,409
Expenses
Management fee	$360,462
Independent trustees' fees and expenses	1,912
Interest	539
Total expenses before reductions	362,913
Expense reductions	(96)
Total expenses after reductions		362,817
Net Investment income (loss)		7,372,592
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $41)	(19,730,778)
Forward foreign currency contracts	70,540,920
Foreign currency transactions	(182,517)
Futures contracts	97,283
Total net realized gain (loss)		50,724,908
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $9)	(107,280,847)
Forward foreign currency contracts	(20,957,893)
Assets and liabilities in foreign currencies	107,802
Futures contracts	(207,859)
Total change in net unrealized appreciation (depreciation)		(128,338,797)
Net gain (loss)		(77,613,889)
Net increase (decrease) in net assets resulting from operations		$(70,241,297)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,372,592	$2,123,232
Net realized gain (loss)	50,724,908	12,158,281
Change in net unrealized appreciation (depreciation)	(128,338,797)	(18,781,401)
Net increase (decrease) in net assets resulting from operations	(70,241,297)	(4,499,888)
Distributions to shareholders	(5,966,263)	(1,876,795)
Share transactions
Proceeds from sales of shares	276,251,223	471,380,646
Reinvestment of distributions	5,731,984	1,778,510
Cost of shares redeemed	(177,849,202)	(53,277,335)
Net increase (decrease) in net assets resulting from share transactions	104,134,005	419,881,821
Total increase (decrease) in net assets	27,926,445	413,505,138

Net Assets
Beginning of period	598,136,701	184,631,563
End of period	$626,063,146	$598,136,701

Other Information
Shares
Sold	29,771,106	47,006,798
Issued in reinvestment of distributions	635,781	177,570
Redeemed	(19,301,789)	(5,284,680)
Net increase (decrease)	11,105,098	41,899,688

Financial Highlights
Fidelity® International Bond Index Fund

Years ended December 31,	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$9.98	$10.22	$9.87	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.113	.079	.054	.010
Net realized and unrealized gain (loss)	(1.193)	(.257)	.372	(.123)
Total from investment operations	(1.080)	(.178)	.426	(.113)
Distributions from net investment income	(.090)	(.062)	(.076)	(.009)
Distributions from net realized gain	-	-	-	(.008)
Total distributions	(.090)	(.062)	(.076)	(.017)
Net asset value, end of period	$8.81	$9.98	$10.22	$9.87
Total Return D,E	(10.84)%	(1.74)%	4.33%	(1.13)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.06%	.06%	.06%	.06% H
Expenses net of fee waivers, if any	.06%	.06%	.06%	.06% H
Expenses net of all reductions	.06%	.06%	.06%	.06% H
Net investment income (loss)	1.23%	.79%	.54%	.45% H
Supplemental Data
Net assets, end of period (000 omitted)	$626,063	$598,137	$184,632	$16,121
Portfolio turnover rate I	22%	18%	5%	3% J

A For the period October 10, 2019 (commencement of operations) through December 31, 2019.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Amount not annualized.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity International Bond Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds foreign government and government agency obligations, preferred securities, and supranational obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, market discount, capital loss carryforwards, futures contracts, and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,103,652
Gross unrealized depreciation	(81,649,622)
Net unrealized appreciation (depreciation)	$(76,545,970)
Tax Cost	$743,990,360

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,570,022
Capital loss carryforward	$(7,414,923)
Net unrealized appreciation (depreciation) on securities and other investments	$(76,452,686)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,972,552)
Long-term	(2,442,371)
Total capital loss carryforward	$(7,414,923)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$5,966,263	$1,876,795

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity International Bond Index Fund
Foreign Exchange Risk
Forward Foreign Currency Contracts	$70,540,920	$(20,957,893)
Total Foreign Exchange Risk	70,540,920	(20,957,893)
Interest Rate Risk
Futures Contracts	97,283	(207,859)
Total Interest Rate Risk	97,283	(207,859)
Totals	$70,638,203	$(21,165,752)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Bond Index Fund	317,976,374	131,606,527

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Bond Index Fund	Borrower	$5,856,000	3.32%	$539

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity International Bond Index Fund	1,083

7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $96.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity International Bond Index Fund	33%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Bond Index Fund	51%

10. Risks of Investing in European Countries.
There continues to be uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of investments in the region or with exposure to the region.

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2022 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the three years in the period ended December 31, 2022 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 295 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® International Bond Index Fund	.06%
Actual		$ 1,000	$ 977.20	$ .30
Hypothetical- B		$ 1,000	$ 1,024.90	$ .31

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $701,401 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. No performance peer group information was considered by the Board as Fidelity advised the Board that the peer group, which is created by a third-party provider, includes a number of actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales group load competitive median and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

1.9896131.103
IBI-ANN-0323
Fidelity® Inflation-Protected Bond Index Fund

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively "Bloomberg"). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg's licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Inflation-Protected Bond Index Fund	-12.05%	1.99%	1.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Inflation-Protected Bond Index Fund on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index performed over the same period.

13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
$9,100
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Period Ending Values
$11,101 Fidelity® Inflation-Protected Bond Index Fund
$11,173 Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index

Management's Discussion of Fund Performance
Market Recap:
U.S. taxable investment-grade bonds notably declined in 2022, as a multitude of crosscurrents challenged the global economy and financial markets. The Bloomberg U.S. Aggregate Bond Index returned -13.01% for the year, its worst annual return on record and the first time it ever ceded ground in back-to-back calendar years. In late 2021, the Federal Reserve began its pivot to a tighter monetary policy, tapering the large-scale asset purchases it initially started in 2008, and dramatically expanded in 2020 amid the COVID-19 pandemic. In early 2022, the Fed, faced with persistent inflationary pressure, implemented an aggressive series of rate hikes, raising its benchmark interest rate seven times, by a total of 4.25 percentage points, between March and December. This represented the fastest-ever pace of monetary tightening and helped push nominal and real (inflation-adjusted) U.S. bond yields to their highest level in more than a decade. Bond prices, which move inversely to yields, fell sharply. Credit spreads significantly widened, as investors demanded more yield for buying corporate debt and other credit-sensitive assets. In November and December, the bond market staged a broad rally (+3.21%) when comments by Fed Chair Jerome Powell pointed to a slowdown in the size and pace of rate hikes, but all major market segments lost ground for the 12 months, with higher-quality, shorter-term bonds holding up best. Spread sectors broadly trailed Treasuries on a duration-adjusted basis.
Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:
For the fiscal year, the fund returned -12.05%, modestly lagging, net of fees, the -11.85% return of the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series L). We attempt to hold all positions held by the index in the same relative proportions. This past year, the fund's performance versus the benchmark was hurt by "pricing basis." On December 30, 2022, the fund was priced at 4 p.m. Eastern Standard Time, while the benchmark was priced at 1:00 p.m. EST. This time difference accounted for most of the variance between the respective results. During the 12-month period, the Federal Reserve aggressively hiked short-term policy interest rates, with the aim of bringing down persistently high inflation. Year-over-year inflation peaked at 9.1% in June, the largest 12-month increase since 1981, and remained elevated before ending October at about 8%. Even with inflation soaring to a multi-decade high, TIPS prices tumbled along with the rest of the bond market as interest rates rose, largely because their prices fell more than the upward inflation-adjustment made to their principal. In all, the Fed raised its policy rate seven times in 2022, totaling 4.25 percentage points, prompting investors to sell bonds, including both traditional (nominal) and inflation-protected Treasuries throughout most of the first nine months of the year. TIPS staged a partial rebound in October and November - as inflation moderated and some investors began to expect the Fed would stop raising interest rates in early 2023 - before falling back a bit in December. For the full year, TIPS posted their worst annual return since they were created in the 1990s, suffering losses only slightly smaller than those incurred by comparable-duration nominal Treasuries. Shorter-term TIPs outpaced their longer-term counterparts, which were especially sensitive when bond yields rose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Coupon Distribution (% of Fund's Investments)

0.01 - 0.99%	78.6
1 - 1.99%	5.6
2 - 2.99%	8.0
3 - 3.99%	4.6
Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.
The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.
Asset Allocation (% of Fund's net assets)

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
U.S. Treasury Inflation-Protected Obligations - 99.5%
	Principal Amount (a)	Value ($)
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	140,537,838	90,624,359
0.125% 2/15/52 (b)	128,036,584	83,027,288
0.25% 2/15/50	131,327,058	88,664,139
0.625% 2/15/43	133,623,696	107,897,761
0.75% 2/15/42	124,358,890	104,169,688
0.75% 2/15/45	175,996,117	142,458,050
0.875% 2/15/47	144,453,461	118,532,991
1% 2/15/46	107,426,492	91,317,094
1% 2/15/48	78,173,031	65,858,030
1% 2/15/49	28,949,029	24,220,346
1.375% 2/15/44	163,188,973	151,666,105
1.75% 1/15/28	168,410,720	168,331,118
2% 1/15/26	157,486,782	157,293,454
2.125% 2/15/40	84,638,403	89,643,013
2.125% 2/15/41	87,107,368	92,080,273
2.375% 1/15/25	227,687,856	227,856,490
2.375% 1/15/27	93,576,196	95,458,298
2.5% 1/15/29	98,861,761	103,103,277
3.375% 4/15/32	72,271,651	82,581,241
3.625% 4/15/28	225,777,481	246,109,883
3.875% 4/15/29	97,644,659	109,743,940
U.S. Treasury Inflation-Indexed Notes:
0.125% 7/15/24	334,639,314	323,808,486
0.125% 10/15/24	307,495,970	296,091,389
0.125% 4/15/25	176,185,328	167,897,715
0.125% 10/15/25	251,323,523	238,845,594
0.125% 4/15/26	188,377,806	177,108,708
0.125% 7/15/26	343,952,852	324,127,539
0.125% 10/15/26	341,768,004	320,380,587
0.125% 4/15/27 (b)	277,169,048	258,337,338
0.125% 1/15/30	266,923,285	239,860,814
0.125% 7/15/30	307,109,670	275,100,593
0.125% 1/15/31	351,907,725	312,681,274
0.125% 7/15/31	274,985,101	243,107,920
0.125% 1/15/32	371,974,220	326,007,586
0.25% 1/15/25	275,219,597	263,979,251
0.25% 7/15/29	283,029,092	259,196,154
0.375% 7/15/23	108,848	107,534
0.375% 7/15/25	332,705,895	319,522,058
0.375% 1/15/27	277,151,939	261,381,886
0.375% 7/15/27	327,401,535	308,610,875
0.5% 4/15/24	233,492,044	227,024,482
0.5% 1/15/28	346,021,857	325,452,546
0.625% 1/15/24	238,282,684	233,183,812
0.625% 1/15/26	280,159,433	268,929,106
0.625% 7/15/32	362,478,846	332,218,067
0.75% 7/15/28	232,549,092	221,573,934
0.875% 1/15/29	232,082,788	221,167,469
1.625% 10/15/27	28,772,172	28,744,177
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS (Cost $10,203,763,076)		9,215,083,732

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (c)	37,614,788	37,622,311
Fidelity Securities Lending Cash Central Fund 4.37% (c)(d)	265,098,490	265,125,000
TOTAL MONEY MARKET FUNDS (Cost $302,747,311)		302,747,311

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $10,506,510,387)	9,517,831,043
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(261,780,469)
NET ASSETS - 100.0%	9,256,050,574

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	42,519,434	894,015,496	898,912,619	184,511	-	-	37,622,311	0.1%
Fidelity Securities Lending Cash Central Fund 4.37%	-	1,542,905,138	1,277,780,138	172,193	-	-	265,125,000	0.8%
Total	42,519,434	2,436,920,634	2,176,692,757	356,704	-	-	302,747,311

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	9,215,083,732	-	9,215,083,732	-

Money Market Funds	302,747,311	302,747,311	-	-
Total Investments in Securities:	9,517,831,043	302,747,311	9,215,083,732	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $258,972,978) - See accompanying schedule:
Unaffiliated issuers (cost $10,203,763,076)	$9,215,083,732
Fidelity Central Funds (cost $302,747,311)	302,747,311

Total Investment in Securities (cost $10,506,510,387)		$9,517,831,043
Receivable for investments sold		143,416,224
Receivable for fund shares sold		13,193,620
Interest receivable		24,388,285
Distributions receivable from Fidelity Central Funds		60,251
Other receivables		21,296
Total assets		9,698,910,719
Liabilities
Payable for investments purchased	$120,878,585
Payable for fund shares redeemed	56,436,573
Distributions payable	377
Accrued management fee	398,320
Other payables and accrued expenses	21,290
Collateral on securities loaned	265,125,000
Total Liabilities		442,860,145
Net Assets		$9,256,050,574
Net Assets consist of:
Paid in capital		$10,542,416,930
Total accumulated earnings (loss)		(1,286,366,356)
Net Assets		$9,256,050,574
Net Asset Value , offering price and redemption price per share ($9,256,050,574 ÷ 1,026,068,075 shares)		$9.02

Statement of Operations
		Year ended December 31, 2022
Investment Income
Interest		$775,373,198
Income from Fidelity Central Funds (including $172,193 from security lending)		356,704
Total Income		775,729,902
Expenses
Management fee	$5,332,507
Independent trustees' fees and expenses	34,716
Total expenses before reductions	5,367,223
Expense reductions	(929)
Total expenses after reductions		5,366,294
Net Investment income (loss)		770,363,608
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(292,666,217)
Total net realized gain (loss)		(292,666,217)
Change in net unrealized appreciation (depreciation) on investment securities		(1,875,046,947)
Net gain (loss)		(2,167,713,164)
Net increase (decrease) in net assets resulting from operations		$(1,397,349,556)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$770,363,608	$531,096,655
Net realized gain (loss)	(292,666,217)	20,227,079
Change in net unrealized appreciation (depreciation)	(1,875,046,947)	33,076,734
Net increase (decrease) in net assets resulting from operations	(1,397,349,556)	584,400,468
Distributions to shareholders	(772,691,228)	(530,589,842)
Share transactions
Proceeds from sales of shares	4,604,531,508	5,490,931,795
Reinvestment of distributions	714,010,214	490,863,198
Cost of shares redeemed	(5,664,287,113)	(3,214,302,911)
Net increase (decrease) in net assets resulting from share transactions	(345,745,391)	2,767,492,082
Total increase (decrease) in net assets	(2,515,786,175)	2,821,302,708

Net Assets
Beginning of period	11,771,836,749	8,950,534,041
End of period	$9,256,050,574	$11,771,836,749

Other Information
Shares
Sold	439,922,023	487,159,950
Issued in reinvestment of distributions	78,722,208	44,221,970
Redeemed	(547,695,637)	(286,850,319)
Net increase (decrease)	(29,051,406)	244,531,601

Financial Highlights
Fidelity® Inflation-Protected Bond Index Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$11.16	$11.04	$10.08	$9.49	$9.84
Income from Investment Operations
Net investment income (loss) A,B	.748	.593	.157	.233	.262
Net realized and unrealized gain (loss)	(2.088)	.058	.940	.555	(.398)
Total from investment operations	(1.340)	.651	1.097	.788	(.136)
Distributions from net investment income	(.800)	(.531)	(.027)	(.041)	(.031)
Distributions from net realized gain	-	-	(.110)	(.157)	(.183)
Total distributions	(.800)	(.531)	(.137)	(.198)	(.214)
Net asset value, end of period	$9.02	$11.16	$11.04	$10.08	$9.49
Total Return C	(12.05)%	5.93%	10.90%	8.31%	(1.37)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.05%	.05%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.05%
Net investment income (loss)	7.22%	5.27%	1.47%	2.34%	2.71%
Supplemental Data
Net assets, end of period (000 omitted)	$9,256,051	$11,771,837	$8,950,534	$7,066,927	$4,929,939
Portfolio turnover rate F	28%	22%	31%	33%	41% G,H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

H The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended December 31, 2022

1 . Organization.
Fidelity Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares.   Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Inflation-Protected Bond Index Fund	$21,296

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   market discount, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 4,272,046
Gross unrealized depreciation	(1,026,146,806)
Net unrealized appreciation (depreciation)	$(1,021,874,760)
Tax Cost	$10,539,705,803

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (264,491,599)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,021,874,760)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(157,662,968)
Long-term	(106,828,631)
Total capital loss carryforward	$(264,491,599)

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$ 772,691,228	$ 530,589,842

4. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Inflation-Protected Bond Index Fund	86,408

5. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
6. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Inflation-Protected Bond Index Fund	$18,295	$-	$-

7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $929.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Inflation-Protected Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 295 funds. Mr. Chiel oversees 186 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function.   Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity ® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity ® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity ® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Arthur E. Johnson (1947)
Year of Election or Appointment: 2008
Trustee
Mr. Johnson also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity ® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Laura M. Bishop (1961)
Year of Election or Appointment: 2022
Member of the Advisory Board
Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).
Robert W. Helm (1957)
Year of Election or Appointment: 2021
Member of the Advisory Board
Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jamie Pagliocco (1964)
Year of Election or Appointment: 2020
Vice President
Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer - Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022

Fidelity® Inflation-Protected Bond Index Fund	.05%
Actual		$ 1,000	$ 967.10	$ .25
Hypothetical- B		$ 1,000	$ 1,024.95	$ .26

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

A total of 99.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $528,669,422 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest related dividends for nonresident alien shareholders.

The fund designates $528,736,457 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) - Operations, Audit, Fair Valuation, and Governance and Nominating - each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided . The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds throughout the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors.  Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.  The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds, ETFs, and share classes with innovative structures, strategies and pricing and making other enhancements to meet investor needs; (iv) broadening eligibility requirements for certain funds and share classes; (v) reducing management fees and total expenses for certain funds and classes; (vi) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (vii) rationalizing product lines and gaining increased efficiencies from fund mergers and liquidations; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (ix) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to the fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to selected groups of competitive funds and classes (referred to as "mapped groups" below) for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. Combining funds with similar investment objective categories aids the Board's comparison of management fees and total expense ratios by broadening the competitive group used for such comparison.

Management Fee . The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2021.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio . In its review of the fund's total expense ratio, the Board considered the fund's unitary (subject to certain limited exceptions) fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group that are similar in size and management fee structure. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total net expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2021.

Fees Charged to Other Fidelity Clients . The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable and that the fund's Advisory Contracts should be renewed.

1.939238.110
PIB-I-PIB-AI-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ( “PwC ”) in each of the last two fiscal years for services rendered to Fidelity Inflation-Protected Bond Index Fund, Fidelity International Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the “Funds ”):

Services Billed by PwC

December 31, 2022 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$33,200	$2,800	$5,200	$1,200
Fidelity International Bond Index Fund	$74,900	$6,200	$12,000	$2,800
Fidelity SAI Municipal Income Fund	$50,200	$4,000	$5,200	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$15,400	$1,200
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$51,000	$2,800	$13,800	$1,200

December 31, 2021 Fees A,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Inflation-Protected Bond Index Fund	$34,000	$3,100	$5,100	$1,300
Fidelity International Bond Index Fund	$72,900	$6,700	$13,900	$2,900
Fidelity SAI Municipal Income Fund	$48,900	$4,300	$5,100	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400

A Amounts may reflect rounding

B Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund commenced operations on August 13, 2021.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) ( “Fund Service Providers ”):

Services Billed by PwC

	December 31, 2022 A	December 31, 2021 A,B
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund ’s commencement of operations.

“Audit-Related Fees ” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees ” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees ” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022 A	December 31, 2021 A,B
PwC	$12,970,900	$14,186,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund ’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR ’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust ’s Audit Committee must pre-approve all audit and non-audit services provided by a fund ’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee ’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ( “Covered Service ”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair ’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ( “De Minimis Exception ”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund ’s(s ’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust ’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust ’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust ’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust ’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023